UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report October 31, 2013

Columbia Absolute Return Currency and Income Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Performance Overview

Performance Summary

>	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares returned -2.28% excluding sales charges for the 12-month period that ended October 31, 2013.

>	The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.06% for the same 12-month period.

>	Positive total returns were generated from investment in short-term fixed income securities, but were more than offset by negative total returns from our proprietary quantitative currency model.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	5 Years	Life
Class A	06/15/06
Excluding sales charges		-2.28	0.12	1.62
Including sales charges		-5.25	-0.49	1.20
Class B	06/15/06
Excluding sales charges		-3.08	-0.63	0.89
Including sales charges		-7.81	-1.02	0.89
Class C	06/15/06
Excluding sales charges		-3.08	-0.64	0.90
Including sales charges		-4.03	-0.64	0.90
Class I	06/15/06	-1.84	0.61	2.09
Class R4*	03/19/13	-2.02	0.18	1.66
Class W*	12/01/06	-2.49	0.04	1.56
Class Y*	02/28/13	-2.03	0.18	1.66
Class Z*	09/27/10	-2.04	0.36	1.76
Citigroup 3-Month U.S. Treasury Bill Index**		0.06	0.12	1.29

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**	Since June 30, 2006

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 15, 2006 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Currency and Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. For comparison with the index, the chart shows the index with a hypothetical value of $10,000 as of 06/30/06, the first day data was available for the index since the Fund’s inception on 06/15/06.

Annual Report 2013	3

Columbia Absolute Return Currency and Income Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Portfolio Breakdown (%) (at October 31, 2013)
Asset-Backed Securities — Non Agency	1.2
Commercial Mortgage-Backed Securities — Non-Agency	1.7
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	97.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $89.9 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Quality Breakdown (%) (at October 31, 2013)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

At October 31, 2013, approximately 70% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2013, the Fund’s Class A shares returned -2.28% excluding sales charges. The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index (Citigroup Index), which returned 0.06% for the same period. Positive total returns were generated from investment in short-term fixed income securities, but were more than offset by negative total returns from our proprietary quantitative currency model.

Currency Positioning Proved Challenging

We use a two-part investment process to seek to achieve the Fund’s investment objective. The first component consists of investments in primarily high quality, short-term fixed income securities with minimal interest rate risk. This component seeks to build a base of consistent income, at least in normal interest rate environments. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies — all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the period, we were able to generate positive return from the Fund’s investment in short-term fixed income securities but not from our proprietary quantitative currency model. The Fund’s positioning in the New Zealand dollar, Norwegian krone, Swedish krona and Swiss franc contributed positively to its results for the 12 months ended October 31, 2013. On the other hand, positioning in the Australian dollar, Japanese yen, Canadian dollar, euro and British pound detracted from Fund performance.

Quantitative Model Drove Currency Position Changes

We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

The Fund’s proprietary quantitative currency model is implemented through the use of short-term currency forwards. Throughout the period, the Fund held currency forwards with a notional value equal to about 98% of the Fund’s net asset value. (Notional value is the principal value of an asset, excluding factors such as

4	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Manager Discussion of Fund Performance (continued)

inflation, depreciation or other forms of impairment.) These currency forwards, which are held for investment purposes, generated losses during the period.

Looking Ahead

We intend to stay disciplined to our investment strategy. Through the use of our proprietary quantitative model, which determines the Fund’s positions in forward foreign currency contracts relative to the U.S. dollar, influenced by other investment considerations, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund’s investments in short-term debt obligations, plus the gains or minus the losses resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund’s forward foreign currency contracts requires little cash outlay, the Fund’s assets will consist primarily of short-term investment grade U.S. dollar-denominated securities (if unrated, securities will be of comparable quality as determined by the investment manager). At the end of the period, substantially all of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar

Investment Risks

Risks associated with an investment in the Fund include but are not limited to counterparty risk, credit risk, derivatives risk, interest rate risk, and prepayment and extension risk. In general, when interest rates rise, bond prices fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investment in particular issuers, geographic regions, or sectors, the fund’s overall value may decline to a greater degree than if the Fund held a less concentrated portfolio. Foreign currency risk results from constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the fund invests. The Fund may be more volatile than a more geographically diversified fund. The Fund is designed for investors with an above average risk tolerance. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. The quantitative methodology used by the investment manager has been tested using historical market data, but has only recently been used to manage funds. There can be no assurance that the methodology will enable the Fund to achieve its objective. See the Fund’s prospectus for information on these and other risks.

Annual Report 2013	5

Columbia Absolute Return Currency and Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.10	1,017.49	7.60	7.78	1.53
Class B	1,000.00	1,000.00	966.00	1,013.56	11.45	11.72	2.31
Class C	1,000.00	1,000.00	965.90	1,013.71	11.30	11.57	2.28
Class I	1,000.00	1,000.00	971.80	1,019.46	5.67	5.80	1.14
Class R4	1,000.00	1,000.00	971.70	1,019.26	5.86	6.01	1.18
Class W	1,000.00	1,000.00	970.00	1,017.44	7.65	7.83	1.54
Class Y	1,000.00	1,000.00	971.80	1,019.26	5.86	6.01	1.18
Class Z	1,000.00	1,000.00	971.70	1,018.65	6.46	6.61	1.30

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses until February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.69% for Class A, 2.44% for Class B, 2.44% for Class C, 1.24% for Class I, 1.44% for Class R4, 1.69% for Class W, 1.24% for Class Y and 1.44% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective March 1, 2013. Under the agreement, the actual expenses paid would have been $8.39 for Class A, $12.09 for Class B, $12.09 for Class C, $6.16 for Class I, $7.16 for Class R4, 8.39 for Class W, $6.16 for Class Y and $7.16 for Class Z; the hypothetical expenses paid would have been $8.59 for Class A, $12.38 for Class B, $12.38 for Class C, $6.31 for Class I, $7.32 for Class R4, $8.59 for Class W, $6.31 for Class Y and $7.32 for Class Z.

6	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Commercial Mortgage-Backed Securities — Non-Agency 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GS Mortgage Securities Corp. II Series 2007-EOP Class A3(a)(b)(c)
03/06/20	1.456%	1,580,665	1,581,653

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $1,554,794)			1,581,653

Asset-Backed Securities — Non-Agency 1.1%
Northstar Education Finance, Inc.
Series 2007-1 Class A2(b)
01/29/46	0.986%	750,000	747,543
SLM Student Loan Trust(b) Series 2005-5 Class A2
10/25/21	0.318%	35,317	35,289

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2007-2 Class A2
07/25/17	0.238%	281,652	280,832

Total Asset-Backed Securities — Non-Agency
(Cost: $1,063,026)			1,063,664

Money Market Funds 97.1%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.093%(d)(e)		89,933,495	89,933,495

Total Money Market Funds
(Cost: $89,933,495)			89,933,495

Total Investments
(Cost: $92,551,315)			92,578,812

Other Assets & Liabilities, Net			75,505

Net Assets			92,654,317

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2013

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	December 4, 2013	20,129,000 (CHF	)	22,518,254 (USD	)	328,491	—

Goldman, Sachs & Co.	December 4, 2013	9,793,000 (EUR	)	13,500,826 (USD	)	203,502	—

Barclays Bank PLC	December 4, 2013	5,568,000 (GBP	)	8,979,040 (USD	)	53,317	—

HSBC Securities (USA), Inc.	December 4, 2013	8,992,462 (USD	)	9,400,000 (CAD	)	16,029	—

Morgan Stanley	December 4, 2013	22,479,699 (USD	)	132,737,000 (NOK	)	—	(206,783)

State Street Bank & Trust Company	December 4, 2013	13,469,284 (USD	)	16,295,000 (NZD	)	—	(37,154)

Total						601,339	(243,937)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $1,581,653 or 1.71% of net assets.

(b)	Variable rate security.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	96,812,305	26,544,613	(33,423,423)	89,933,495	110,274	89,933,495

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2013

Notes to Portfolio of Investments (continued)

Currency Legend

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

NOK	Norwegian Krone

NZD	New Zealand Dollar

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Commercial Mortgage-Backed Securities — Non-Agency	—	1,581,653	—	1,581,653

Asset-Backed Securities — Non-Agency	—	1,063,664	—	1,063,664

Total Bonds	—	2,645,317	—	2,645,317

Mutual Funds

Money Market Funds	89,933,495	—	—	89,933,495

Total Mutual Funds	89,933,495	—	—	89,933,495

Investments in Securities	89,933,495	2,645,317	—	92,578,812
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	601,339	—	601,339

Liabilities

Forward Foreign Currency Exchange Contracts	—	(243,937)	—	(243,937)

Total	89,933,495	3,002,719	—	92,936,214

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,617,820)	$2,645,317

Affiliated issuers (identified cost $89,933,495)	89,933,495

Total investments (identified cost $92,551,315)	92,578,812

Unrealized appreciation on forward foreign currency exchange contracts	601,339

Receivable for:

Capital shares sold	15,000

Dividends	7,337

Interest	1,760

Prepaid expenses	3,155

Other assets	9,944

Total assets	93,217,347

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	243,937

Payable for:

Capital shares purchased	260,865

Investment management fees	2,270

Distribution and/or service fees	210

Transfer agent fees	3,715

Administration fees	204

Compensation of board members	15,131

Other expenses	36,698

Total liabilities	563,030

Net assets applicable to outstanding capital stock	$92,654,317

Represented by

Paid-in capital	$94,438,021

Excess of distributions over net investment income	(856,205)

Accumulated net realized loss	(1,312,398)

Unrealized appreciation (depreciation) on:

Investments	27,497

Forward foreign currency exchange contracts	357,402

Total — representing net assets applicable to outstanding capital stock	$92,654,317

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$20,049,659

Shares outstanding	2,056,211

Net asset value per share	$9.75

Maximum offering price per share(a)	$10.05

Class B

Net assets	$188,744

Shares outstanding	20,137

Net asset value per share	$9.37

Class C

Net assets	$2,373,821

Shares outstanding	253,499

Net asset value per share	$9.36

Class I

Net assets	$65,237,558

Shares outstanding	6,525,742

Net asset value per share	$10.00

Class R4

Net assets	$2,424

Shares outstanding	243

Net asset value per share(b)	$ 9.97

Class W

Net assets	$122,968

Shares outstanding	12,659

Net asset value per share	$9.71

Class Y

Net assets	$2,434

Shares outstanding	244

Net asset value per share	$9.98

Class Z

Net assets	$4,676,709

Shares outstanding	469,204

Net asset value per share	$9.97

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Absolute Return Currency and Income Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income

Income:

Dividends — affiliated issuers	$110,274

Interest	62,491

Total income	172,765

Expenses:

Investment management fees	836,749

Distribution and/or service fees

Class A	64,105

Class B	3,263

Class C	27,887

Class W	7,874

Transfer agent fees

Class A	66,407

Class B	931

Class C	6,924

Class W	13,886

Class Z	19,726

Administration fees	75,213

Compensation of board members	14,375

Custodian fees	5,085

Printing and postage fees	49,149

Registration fees	72,572

Professional fees	38,838

Other	4,480

Total expenses	1,307,464

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(135,327)

Total net expenses	1,172,137

Net investment loss	(999,372)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(15,209)

Forward foreign currency exchange contracts	(1,253,633)

Net realized loss	(1,268,842)

Net change in unrealized appreciation (depreciation) on:

Investments	87,636

Forward foreign currency exchange contracts	313,846

Net change in unrealized appreciation (depreciation)	401,482

Net realized and unrealized loss	(867,360)

Net decrease in net assets from operations	$(1,866,732)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations

Net investment loss	$(999,372)	$(1,081,496)

Net realized gain (loss)	(1,268,842)	4,228,866

Net change in unrealized appreciation (depreciation)	401,482	92,989

Net increase (decrease) in net assets resulting from operations	(1,866,732)	3,240,359

Distributions to shareholders

Net realized gains

Class A	(669,389)	—

Class B	(9,970)	—

Class C	(70,481)	—

Class I	(1,113,563)	—

Class W	(259,616)	—

Class Z	(208,068)	—

Total distributions to shareholders	(2,331,087)	—

Increase (decrease) in net assets from capital stock activity	(4,902,447)	(44,181,803)

Total decrease in net assets	(9,100,266)	(40,941,444)

Net assets at beginning of year	101,754,583	142,696,027

Net assets at end of year	$92,654,317	$101,754,583

Excess of distributions over net investment income	$(856,205)	$(793,187)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	337,739	3,386,370	550,895	5,590,192

Distributions reinvested	65,824	664,824	—	—

Redemptions	(1,359,683)	(13,561,041)	(1,633,832)	(16,525,902)

Net decrease	(956,120)	(9,509,847)	(1,082,937)	(10,935,710)

Class B shares

Subscriptions	3,699	35,161	3,529	34,759

Distributions reinvested	1,020	9,970	—	—

Redemptions(c)	(30,683)	(294,242)	(29,184)	(287,546)

Net decrease	(25,964)	(249,111)	(25,655)	(252,787)

Class C shares

Subscriptions	118,062	1,138,261	76,222	752,965

Distributions reinvested	5,857	57,161	—	—

Redemptions	(162,383)	(1,553,092)	(127,454)	(1,254,559)

Net decrease	(38,464)	(357,670)	(51,232)	(501,594)

Class I shares

Subscriptions	2,316,135	23,475,791	733,082	7,588,187

Distributions reinvested	107,985	1,113,328	—	—

Redemptions	(464,681)	(4,730,222)	(2,860,955)	(29,236,950)

Net increase (decrease)	1,959,439	19,858,897	(2,127,873)	(21,648,763)

Class R4 shares

Subscriptions	243	2,500	—	—

Net increase	243	2,500	—	—

Class W shares

Subscriptions	119,587	1,213,917	416,090	4,199,212

Distributions reinvested	25,744	259,500	—	—

Redemptions	(1,204,372)	(11,996,570)	(1,774,990)	(17,908,514)

Net decrease	(1,059,041)	(10,523,153)	(1,358,900)	(13,709,302)

Class Y shares

Subscriptions	244	2,500	—	—

Net increase	244	2,500	—	—

Class Z shares

Subscriptions	242,724	2,475,435	509,624	5,255,433

Distributions reinvested	8,582	88,392	—	—

Redemptions	(660,942)	(6,690,390)	(231,954)	(2,389,080)

Net increase (decrease)	(409,636)	(4,126,563)	277,670	2,866,353

Total net decrease	(529,299)	(4,902,447)	(4,368,927)	(44,181,803)

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)	Class Y shares are for the period from February 28, 2013 (commencement of operations) to October 31, 2013.

(c)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.21	$9.95	$10.00	$9.93	$9.97

Income from investment operations:

Net investment loss	(0.13)	(0.12)	(0.15)	(0.12)	(0.08)

Net realized and unrealized gain (loss)	(0.09)	0.38	0.10	0.19	0.09

Total from investment operations	(0.22)	0.26	(0.05)	0.07	0.01

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.00	)(a)

Net realized gains	(0.24)	—	—	—	(0.05)

Total distributions to shareholders	(0.24)	—	—	—	(0.05)

Net asset value, end of period	$9.75	$10.21	$9.95	$10.00	$9.93

Total return	(2.28%)	2.61%	(0.50%)	0.71%	0.15%

Ratios to average net assets(b)

Total gross expenses	1.68%	1.65%	1.73%	1.47%	1.38%

Total net expenses(c)	1.48%	1.42%	1.73%	1.47%	1.38%

Net investment loss	(1.29%)	(1.18%)	(1.48%)	(1.19%)	(0.83%)

Supplemental data

Net assets, end of period (in thousands)	$20,050	$30,758	$40,755	$62,209	$114,238

Portfolio turnover	0%	0%	0%	0%	16%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$9.90	$9.72	$9.85	$9.85		$9.96

Income from investment operations:

Net investment loss	(0.20)	(0.19)	(0.22)	(0.19)		(0.16)

Net realized and unrealized gain (loss)	(0.09)	0.37	0.09	0.19		0.10

Total from investment operations	(0.29)	0.18	(0.13)	—		(0.06)

Less distributions to shareholders:

Net realized gains	(0.24)	—	—	—		(0.05)

Total distributions to shareholders	(0.24)	—	—	—		(0.05)

Net asset value, end of period	$9.37	$9.90	$9.72	$9.85		$9.85

Total return	(3.08%)	1.85%	(1.32%)	0.00	%(a)	(0.56%)

Ratios to average net assets(b)

Total gross expenses	2.46%	2.39%	2.47%	2.23%		2.14%

Total net expenses(c)	2.23%	2.17%	2.47%	2.23%		2.14%

Net investment loss	(2.04%)	(1.93%)	(2.21%)	(1.95%)		(1.59%)

Supplemental data

Net assets, end of period (in thousands)	$189	$456	$698	$1,006		$2,026

Portfolio turnover	0%	0%	0%	0%		16%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.89	$9.71	$9.83	$9.84	$9.95

Income from investment operations:

Net investment loss	(0.20)	(0.19)	(0.22)	(0.19)	(0.16)

Net realized and unrealized gain (loss)	(0.09)	0.37	0.10	0.18	0.10

Total from investment operations	(0.29)	0.18	(0.12)	(0.01)	(0.06)

Less distributions to shareholders:

Net realized gains	(0.24)	—	—	—	(0.05)

Total distributions to shareholders	(0.24)	—	—	—	(0.05)

Net asset value, end of period	$9.36	$9.89	$9.71	$9.83	$9.84

Total return	(3.08%)	1.85%	(1.22%)	(0.10%)	(0.56%)

Ratios to average net assets(a)

Total gross expenses	2.42%	2.39%	2.48%	2.22%	2.14%

Total net expenses(b)	2.23%	2.16%	2.48%	2.22%	2.14%

Net investment loss	(2.05%)	(1.92%)	(2.23%)	(1.94%)	(1.60%)

Supplemental data

Net assets, end of period (in thousands)	$2,374	$2,887	$3,333	$4,703	$7,609

Portfolio turnover	0%	0%	0%	0%	16%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.42	$10.11	$10.09	$9.98	$9.98

Income from investment operations:

Net investment loss	(0.09)	(0.07)	(0.08)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	(0.09)	0.38	0.10	0.19	0.10

Total from investment operations	(0.18)	0.31	0.02	0.11	0.06

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.01)

Net realized gains	(0.24)	—	—	—	(0.05)

Total distributions to shareholders	(0.24)	—	—	—	(0.06)

Net asset value, end of period	$10.00	$10.42	$10.11	$10.09	$9.98

Total return	(1.84%)	3.07%	0.20%	1.10%	0.56%

Ratios to average net assets(a)

Total gross expenses	1.16%	1.14%	1.05%	1.07%	1.01%

Total net expenses(b)	1.08%	0.91%	1.05%	1.07%	1.01%

Net investment loss	(0.90%)	(0.68%)	(0.84%)	(0.79%)	(0.40%)

Supplemental data

Net assets, end of period (in thousands)	$65,238	$47,585	$67,660	$38,718	$28,926

Portfolio turnover	0%	0%	0%	0%	16%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.28

Income from investment operations:

Net investment loss	(0.06)

Net realized and unrealized loss	(0.25)

Total from investment operations	(0.31)

Net asset value, end of period	$9.97

Total return	(3.02%)

Ratios to average net assets(b)

Total gross expenses	1.19	%(c)

Total net expenses(d)	1.19	%(c)

Net investment loss	(1.03	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.19	$9.94	$9.99	$9.92	$9.97

Income from investment operations:

Net investment loss	(0.12)	(0.14)	(0.15)	(0.12)	(0.08)

Net realized and unrealized gain (loss)	(0.12)	0.39	0.10	0.19	0.08

Total from investment operations	(0.24)	0.25	(0.05)	0.07	—

Less distributions to shareholders:

Net realized gains	(0.24)	—	—	—	(0.05)

Total distributions to shareholders	(0.24)	—	—	—	(0.05)

Net asset value, end of period	$9.71	$10.19	$9.94	$9.99	$9.92

Total return	(2.49%)	2.52%	(0.50%)	0.71%	0.04%

Ratios to average net assets(a)

Total gross expenses	1.83%	1.83%	1.71%	1.51%	1.46%

Total net expenses(b)	1.33%	1.62%	1.71%	1.51%	1.46%

Net investment loss	(1.13%)	(1.38%)	(1.46%)	(1.23%)	(0.86%)

Supplemental data

Net assets, end of period (in thousands)	$123	$10,922	$24,171	$63,369	$87,000

Portfolio turnover	0%	0%	0%	0%	16%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

Class Y	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.25

Income from investment operations

Net investment loss	(0.07)

Net realized and unrealized loss	(0.20)

Total from investment operations	(0.27)

Net asset value, end of period	$9.98

Total return	(2.63%)

Ratios to average net assets(b)

Total gross expenses	1.20	%(c)

Total net expenses(d)	1.20	%(c)

Net investment income	(1.04	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from February 28, 2013 (commencement of operations) to October 31, 2013.

(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c) Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.41	$10.11	$10.09	$10.18

Income from investment operations:

Net investment loss	(0.11)	(0.09)	(0.10)	(0.01)

Net realized and unrealized gain (loss)	(0.09)	0.39	0.12	(0.08)

Total from investment operations	(0.20)	0.30	0.02	(0.09)

Less distributions to shareholders:

Net realized gains	(0.24)	—	—	—

Total distributions to shareholders	(0.24)	—	—	—

Net asset value, end of period	$9.97	$10.41	$10.11	$10.09

Total return	(2.04%)	2.97%	0.20%	(0.88%)

Ratios to average net assets(b)

Total gross expenses	1.45%	1.34%	1.15%	1.54	%(c)

Total net expenses(d)	1.24%	1.09%	1.15%	1.54	%(c)

Net investment loss	(1.05%)	(0.85%)	(0.95%)	(1.20	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$4,677	$9,146	$6,079	$14

Portfolio turnover	0%	0%	0%	0%

Notes to Financial Highlights

(a) For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c) Annualized.

(d) Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on February 28, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2013	23

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from

24	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	601,339

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	243,937

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended October 31, 2013:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(1,253,633)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	313,846

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	449

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

Annual Report 2013	25

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.08% of the Fund’s average daily net assets.

26	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $1,517.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Beginning February 28, 2013, Class Y shares are not subject to transfer agent fees through April 30, 2014.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.29
Class C	0.25
Class R4	0.02	*
Class W	0.44
Class Z	0.27

* Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $44,000 and $30,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $13,676 for Class A and $1,103 for Class C shares for the year ended October 31, 2013.

Annual Report 2013	27

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	1.69%		1.32%
Class B	2.44		2.07
Class C	2.44		2.07
Class I	1.24		0.87
Class R4	1.44	*	—
Class W	1.69		1.32
Class Y	1.24		—
Class Z	1.44		1.07

* Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees’ deferred compensation, net operating loss reclassification,

late-year ordinary losses, derivative investments and excess distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$936,354
Accumulated net realized loss	11,638
Paid-in capital	(947,992)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2013 ($)	Year Ended October 31, 2012 ($)
Long-term capital gains	2,331,087	—
Total	2,331,087	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term capital gains	—
Unrealized appreciation	27,497

At October 31, 2013, the cost of investments for federal income tax purposes was $92,551,315 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,701
Unrealized depreciation	(204)
Net unrealized appreciation	$27,497

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	375,914
Unlimited long-term	579,082
Total	954,996

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of

28	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

October 31, 2013, the Fund will elect to treat late-year ordinary losses of $841,308 as arising on November 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $2,145,356, respectively, for the year ended October 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2013, affiliated shareholder accounts owned 81.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 9. Significant Risks

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Currency Risk

The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Annual Report 2013	29

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange

Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Absolute Return Currency and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where investment portfolio position confirmations had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

Annual Report 2013	31

Columbia Absolute Return Currency and Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

32	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	33

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

34	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Annual Report 2013	35

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

36	Annual Report 2013

Columbia Absolute Return Currency and Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	37

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN104_10_C01_(12/13)

Annual Report October 31, 2013

Columbia Asia Pacific ex-Japan Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Performance Overview

Performance Summary

>	Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares returned 13.66% for the 12-month period that ended October 31, 2013.

>	By comparison, the Fund’s benchmark, the MSCI AC Asia Pacific ex Japan Index (Net), returned 11.63% during the same period.

>	Security selection and sector positioning — including underweights in materials and energy — benefited relative performance during the period.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	Life
Class A*	09/27/10
Excluding sales charges		13.26	9.81
Including sales charges		6.77	8.31
Class C*	09/27/10
Excluding sales charges		12.33	8.92
Including sales charges		11.33	8.92
Class I*	09/27/10	13.73	10.22
Class R*	09/27/10	12.92	9.46
Class R5	07/15/09	13.66	10.19
Class Z*	09/27/10	13.45	10.02
MSCI AC Asia Pacific ex Japan Index (Net)		11.63	12.65
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI AC Asia Pacific ex Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific ex Japan Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 15, 2009 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class R5 shares of Columbia Asia Pacific ex-Japan Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Vanessa Donegan

George Gosden*

* Effective September 6, 2013, George Gosden replaced Rafael Polatinsky as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended October 31, 2013, the Fund’s Class R5 shares returned 13.66%. By comparison, the Fund’s benchmark, the MSCI AC Asia Pacific ex Japan Index (Net), returned 11.63% during the same period. The Fund benefited from security selection, as we maintained our focus on attractively valued companies with solid franchises and strong free cash flow. Sector weights also contributed positively to the Fund’s results, most notably underweights in the weaker-performing materials and energy segments.

Mixed Results for the Region

Equities in the Asia Pacific ex-Japan region rallied this past year, but lagged many other markets due to a variety of factors, including mounting worries that the United States would taper its massive bond-buying program and shifting investor focus that favored Japan. Disappointing economic growth in India and a lack of momentum in China further undermined the region’s performance, as did lackluster regional export growth and weakening currencies in emerging markets. The most disappointing performance came from Indonesia, which relies heavily on exports to China. India made little headway, and China lagged due to concern over new leadership and slowing economic growth. By contrast, stocks in Taiwan rallied nicely, benefiting from the local currency’s strength and continued inflows from foreign investors. Australia also did well, as outperformance from domestic banks more than offset the weak Aussie dollar. Hong Kong and South Korea were modest outperformers, with the former benefiting from its currency’s strength and the latter from a late-period pickup in exports.

Security Selection and Sector Allocation Boosted Performance

Stock selection in China and Hong Kong gave the biggest boost to relative performance. In the materials sector, both security selection and an underweight relative to the benchmark aided results. Our decision to avoid a significant gold mining company in the materials sector in Australia was a particular help, as the company failed to meet production targets. Stock selection and an overweight in information technology also aided performance. Standouts included Taiwan-based power-supply producer Delta Electronics, whose sharp gain was spurred by growing demand for its products and improved profitability. Elsewhere, individual winners included China-based gas utility ENN Energy Holdings, whose share price benefited from the government’s push for clean energy. Investments in the consumer discretionary sector, to which the Fund had more exposure than the benchmark, also helped results. Top contributors included Macau-based casino operator Sands China, which benefited from an influx of Chinese tourists interested in gaming. Shares of Great Wall Motors, the leading manufacturer of sport utility vehicles (SUVs) in China, also rose sharply, thanks to improved affordability and growing demand for SUVs.

Country allocations detracted modestly from returns, largely due to underweights in the strong-performing Australian, Taiwanese and South Korean markets. In Australia, the Fund had less exposure than the index to some of the major banks that did well during the period. An underweight in South Korea-based search engine NAVER, whose stock posted steep gains, hampered results, as did an out-of index position in Jardine Strategic Holdings, a Bermuda-based conglomerate exposed to Indonesia, whose shares pulled back as the macro backdrop deteriorated for that country.

4	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance (continued)

Portfolio Positioning

Over the year, we boosted exposure to the consumer discretionary sector and trimmed large capitalization technology holdings through profit taking. We also lowered the Fund’s energy weight due to uncertainty about the demand outlook in China and an unfavorable regulatory environment there and in India. Some of the proceeds went into utilities that stand to benefit from China’s clean energy policies. We took some profits in telecommunication services but maintained the portfolio’s overweight in the sector because of what we believe to be continued strong earnings underpinned by the growth of demand for data services. In terms of country allocations, we cut back exposure to Indonesia, Singapore and Malaysia and increased allocations to Korea and Australia.

Looking Ahead

At present, we are encouraged by reasonable valuations within the Asian Pacific ex-Japan region and the prospect of renewed investor interest once China’s and India’s economies stabilize. Although we are mindful that extended slowing economic growth in China and/or an aggressive pullback of liquidity by the U.S. Federal Reserve are possible risks going forward, we are optimistic that global growth will recover. Accordingly, the Fund is currently positioned to benefit from that prospect, with a tilt toward economically sensitive sectors, such as consumer discretionary and technology, while remaining overweight in telecommunication services for its growth potential as well as for yield. At the end of the period, the Fund remained underweight in materials and energy. At the country level, the Fund was overweight at period end relative to the benchmark in Hong Kong, China, India and Thailand and underweight in Australia, where it has selective exposure to resource stocks, and in Malaysia, Indonesia, Singapore, Taiwan and South Korea.

Top Ten Holdings (%) (at October 31, 2013)
Samsung Electronics Co., Ltd. (South Korea)	4.4
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.3
AIA Group Ltd. (Hong Kong)	2.4
National Australia Bank Ltd. (Australia)	2.4
Hutchison Whampoa Ltd. (Hong Kong)	2.1
Sands China Ltd. (Hong Kong)	2.1
BHP Billiton Ltd. (Australia)	2.0
China Construction Bank Corp., Class H (China)	2.0
Hyundai Motor Co. (South Korea)	2.0
Australia and New Zealand Banking Group Ltd. (Australia)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at October 31, 2013)
Australia	20.4
China	18.2
Hong Kong	14.2
India	5.9
Indonesia	1.9
Italy	0.7
Malaysia	2.2
Philippines	2.9
Singapore	3.3
South Korea	13.5
Taiwan	9.1
Thailand	3.6
United States(a)	4.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2013	5

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2013)
Auto Components	0.6
Automobiles	4.5
Biotechnology	0.8
Capital Markets	0.9
Chemicals	1.5
Commercial Banks	22.1
Commercial Services & Supplies	0.4
Communications Equipment	0.5
Computers & Peripherals	0.3
Construction Materials	1.1
Containers & Packaging	1.0
Diversified Financial Services	0.6
Diversified Telecommunication Services	2.7
Electric Utilities	1.6
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	0.5
Food & Staples Retailing	2.3
Food Products	1.2
Gas Utilities	1.9
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	2.0
Household Products	0.6
Independent Power Producers & Energy Traders	0.8
Industrial Conglomerates	4.4
Insurance	4.2
Internet Software & Services	2.9
IT Services	0.9
Machinery	0.7
Media	1.6
Metals & Mining	3.3
Multiline Retail	0.4
Oil, Gas & Consumable Fuels	2.3
Pharmaceuticals	0.7
Real Estate Investment Trusts (REITs)	1.2
Real Estate Management & Development	5.0
Semiconductors & Semiconductor Equipment	10.4
Textiles, Apparel & Luxury Goods	2.3
Tobacco	1.0

6	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2013) (continued)
Water Utilities	1.1
Wireless Telecommunication Services	3.5
Money Market Funds	2.5
Total	99.1

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Investment Risks

The Fund is designed for long-term investors with an above average risk tolerance. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region. Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Fund’s prospectus for information on these and other risks.

Annual Report 2013	7

Columbia Asia Pacific ex-Japan Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.60	1,018.25	6.99	7.02	1.38
Class C	1,000.00	1,000.00	1,005.20	1,014.47	10.77	10.82	2.13
Class I	1,000.00	1,000.00	1,011.70	1,020.72	4.51	4.53	0.89
Class R	1,000.00	1,000.00	1,008.10	1,016.99	8.25	8.29	1.63
Class R5	1,000.00	1,000.00	1,011.00	1,020.37	4.87	4.89	0.96
Class Z	1,000.00	1,000.00	1,010.30	1,019.51	5.73	5.75	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

8	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.6%
Issuer	Shares	Value ($)
Australia 20.3%
Amcor Ltd.	618,621	6,337,395

Ansell Ltd.	160,808	2,962,240

Australia and New Zealand Banking Group Ltd.	359,125	11,492,131

BHP Billiton Ltd.	344,246	12,170,267

Commonwealth Bank of Australia	133,297	9,597,719

CSL Ltd.	79,207	5,206,664

Lend Lease Group	403,166	4,347,692

Macquarie Group Ltd.	113,599	5,464,070

Mirvac Group	2,519,876	4,142,566

National Australia Bank Ltd.	437,820	14,632,320

QBE Insurance Group Ltd.	372,695	5,219,325

Rio Tinto Ltd.	147,076	8,849,888

Santos Ltd.	263,602	3,772,678

Telstra Corp., Ltd.	1,613,024	7,892,974

Virtus Health Ltd.(a)	247,050	1,938,141

Wesfarmers Ltd.	196,126	7,958,589

Westfield Retail Trust	1,195,137	3,486,853

Westpac Banking Corp.	317,996	10,324,431

Woolworths Ltd.	100,508	3,314,396

Total		129,110,339

China 18.0%
Anhui Conch Cement Co., Ltd., Class H	1,118,000	3,901,564

Baidu, Inc., ADR(a)	47,092	7,577,103

China Construction Bank Corp., Class H	15,493,380	12,054,271

China Mobile Ltd.	408,000	4,239,793

China Overseas Land & Investment Ltd.	2,318,000	7,183,531

China Petroleum & Chemical Corp., Class H	4,628,000	3,746,402

China Unicom Hong Kong Ltd.	3,568,000	5,582,187

CNOOC Ltd.	3,495,000	7,108,730

Dongfeng Motor Group Co., Ltd., Class H	1,558,000	2,202,734

ENN Energy Holdings Ltd.	1,268,000	7,517,844

Great Wall Motor Co., Ltd., Class H	1,174,000	6,900,446

Guangdong Investment Ltd.	7,896,000	6,797,224

Huaneng Power International, Inc., Class H	5,040,000	5,260,808

Industrial & Commercial Bank of China Ltd., Class H	12,890,000	9,036,226

Lenovo Group Ltd.	1,694,000	1,814,622

Common Stocks (continued)
Issuer	Shares	Value ($)
Ping An Insurance Group Co. of China Ltd., Class H	843,000	6,647,274

Tencent Holdings Ltd.	202,600	11,047,865

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,779,000	6,385,599

Total		115,004,223

Hong Kong 14.1%
AAC Technologies Holdings, Inc.	774,000	3,420,743

AIA Group Ltd.	2,945,800	14,958,280

BOC Hong Kong Holdings Ltd.	962,500	3,143,361

Cheung Kong Holdings Ltd.	404,000	6,309,287

China Everbright International Ltd.	2,240,000	2,233,048

China Mengniu Dairy Co., Ltd.	1,004,000	4,416,509

Hutchison Whampoa Ltd.	1,057,000	13,170,929

Jardine Strategic Holdings Ltd.	145,500	4,926,952

Li & Fung Ltd.	2,516,000	3,557,023

Samsonite International SA	1,852,200	5,062,898

Sands China Ltd.	1,802,000	12,812,384

Sun Hung Kai Properties Ltd.	234,974	3,077,861

Towngas China Co., Ltd.	4,893,000	4,823,616

Wharf Holdings Ltd.	932,900	7,850,598

Total		89,763,489

India 5.9%
Apollo Hospitals Enterprise Ltd.	163,000	2,410,586

Bajaj Auto Ltd.	77,008	2,667,473

HCL Technologies Ltd.	179,970	3,208,516

HDFC Bank Ltd.	555,132	6,181,852

ICICI Bank Ltd.	187,799	3,403,603

ICICI Bank Ltd., ADR	64,799	2,418,299

Infosys Ltd., ADR	43,822	2,325,195

ITC Ltd.	1,123,366	6,114,344

Mahindra & Mahindra Ltd.	316,845	4,570,793

Sun Pharmaceutical Industries Ltd.	431,692	4,270,023

Total		37,570,684

Indonesia 1.9%
PT Bank Mandiri Persero Tbk	4,500,816	3,436,819

PT Semen Indonesia Persero Tbk	2,251,500	2,864,569

PT Surya Citra Media Tbk	10,688,062	2,227,589

PT Telekomunikasi Tbk	15,660,000	3,257,446

Total		11,786,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 0.7%
Prada SpA	450,000	4,390,497

Malaysia 2.2%
CIMB Group Holdings Bhd	2,066,700	4,912,599

Malayan Banking Bhd	1,146,800	3,554,644

Tenaga Nasional Bhd	1,805,300	5,394,809

Total		13,862,052

Philippines 2.8%
Alliance Global Group, Inc.	9,269,000	5,655,696

Asia United Bank(a)	562,200	896,826

Ayala Corp.	255,452	3,566,636

Metropolitan Bank & Trust	2,123,082	4,377,468

SM Prime Holdings, Inc.	664,300	294,268

Universal Robina Corp.	1,133,400	3,345,383

Total		18,136,277

Singapore 3.2%
Asian Pay Television Trust	3,650,000	2,317,441

DBS Group Holdings Ltd.	646,000	8,709,031

Keppel Corp., Ltd.	535,000	4,668,577

Oversea-Chinese Banking Corp., Ltd.	548,196	4,585,927

Singapore Telecommunications Ltd.	104,000	315,826

Total		20,596,802

South Korea 13.4%
Halla Climate Control Corp.	103,450	3,868,271

Hana Financial Group, Inc.	158,740	6,103,916

Hyundai Department Store Co., Ltd.	14,127	2,249,486

Hyundai Motor Co.	50,494	12,029,884

Korea Electric Power Corp.(a)	185,280	4,948,087

LG Chem Ltd.	15,657	4,416,561

LG Household & Health Care Ltd.	7,575	3,937,717

Samsung Electronics Co., Ltd.	19,705	27,174,360

Samsung Heavy Industries Co., Ltd.	113,730	4,170,178

SK Hynix, Inc.(a)	313,940	9,446,737

SK Telecom Co., Ltd.	32,381	7,056,475

Total		85,401,672

Taiwan 9.0%
CTBC Financial Holding Co., Ltd.	12,959,858	8,791,101

Delta Electronics, Inc.	587,000	3,052,680

E.Sun Financial Holding Co., Ltd.	8,493,600	5,688,183

Common Stocks (continued)
Issuer	Shares	Value ($)
Far EasTone Telecommunications Co., Ltd.	785,000	1,798,279

Fubon Financial Holding Co., Ltd.	915	1,341

Huaku Development Co., Ltd.	1,088,000	3,047,062

Makalot Industrial Co., Ltd.	222,000	1,341,242

MediaTek, Inc.	588,000	8,039,100

President Chain Store Corp.	470,000	3,428,165

Taiwan Semiconductor Manufacturing Co., Ltd.	556,000	2,049,174

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,108,382	20,405,313

Total		57,641,640

Thailand 3.5%
Advanced Information Service PCL, Foreign Registered Shares	633,000	5,183,453

Kasikornbank PCL, Foreign Registered Shares, NVDR	602,000	3,687,650

PTT Global Chemical PCL, Foreign Registered Shares	2,049,100	5,167,335

Siam Commercial Bank PCL (The), Foreign Registered Shares	855,400	4,535,457

Total Access Communication PCL, Foreign Registered Shares	816,200	2,947,974

Total Access Communication PCL, NVDR	265,100	957,496

Total		22,479,365

United States 1.6%
News Corp., Class B	169,386	5,763,737

ResMed, Inc.	816,866	4,177,996

Total		9,941,733

Total Common Stocks
(Cost: $518,857,330)		615,685,196

Money Market Funds 2.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.093%(b)(c)	15,880,606	15,880,606

Total Money Market Funds
(Cost: $15,880,606)		15,880,606

Total Investments
(Cost: $534,737,936)		631,565,802

Other Assets & Liabilities, Net		5,946,859

Net Assets		637,512,661

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2013

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,543,371	179,653,145	(166,315,910)	15,880,606	15,109	15,880,606

Abbreviation Legend

ADR	American Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	71,961,897	—	71,961,897

Consumer Staples	—	32,515,104	—	32,515,104

Energy	—	14,627,810	—	14,627,810

Financials	2,418,299	214,742,179	—	217,160,478

Health Care	—	20,965,651	—	20,965,651

Industrials	—	41,210,979	—	41,210,979

Information Technology	30,307,611	69,253,796	—	99,561,407

Materials	—	43,707,579	—	43,707,579

Telecommunication Services	—	39,231,903	—	39,231,903

Utilities	—	34,742,388	—	34,742,388

Total Equity Securities	32,725,910	582,959,286	—	615,685,196

Mutual Funds

Money Market Funds	15,880,606	—	—	15,880,606

Total Mutual Funds	15,880,606	—	—	15,880,606

Total	48,606,516	582,959,286	—	631,565,802

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $518,857,330)	$615,685,196

Affiliated issuers (identified cost $15,880,606)	15,880,606

Total investments (identified cost $534,737,936)	631,565,802

Foreign currency (identified cost $2,921,236)	2,949,350

Receivable for:

Investments sold	2,684,915

Capital shares sold	2,621,580

Dividends	1,375

Reclaims	3,864

Prepaid expenses	4,529

Total assets	639,831,415

Liabilities

Payable for:

Investments purchased	2,099,700

Capital shares purchased	110,843

Investment management fees	13,614

Distribution and/or service fees	15

Transfer agent fees	317

Administration fees	1,379

Compensation of board members	17,313

Other expenses	75,558

Other liabilities	15

Total liabilities	2,318,754

Net assets applicable to outstanding capital stock	$637,512,661

Represented by

Paid-in capital	$576,754,348

Undistributed net investment income	6,881,742

Accumulated net realized loss	(42,985,171)

Unrealized appreciation (depreciation) on:

Investments	96,827,866

Foreign currency translations	33,876

Total — representing net assets applicable to outstanding capital stock	$637,512,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$617,639

Shares outstanding	45,000

Net asset value per share	$13.73

Maximum offering price per share(a)	$14.57

Class C

Net assets	$220,440

Shares outstanding	16,301

Net asset value per share	$13.52

Class I

Net assets	$2,590

Shares outstanding	188

Net asset value per share(b)	$13.80

Class R

Net assets	$340,821

Shares outstanding	25,029

Net asset value per share	$13.62

Class R5

Net assets	$636,047,493

Shares outstanding	46,079,825

Net asset value per share	$13.80

Class Z

Net assets	$283,678

Shares outstanding	20,614

Net asset value per share	$13.76

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$13,279,341

Dividends — affiliated issuers	15,109

Interest	60

Income from securities lending — net	676

Foreign taxes withheld	(1,138,858)

Total income	12,156,328

Expenses:

Investment management fees	3,835,643

Distribution and/or service fees

Class A	1,887

Class C	1,307

Class R	1,396

Transfer agent fees

Class A	1,388

Class C	269

Class R	566

Class R5	243,180

Class Z	534

Administration fees	388,921

Compensation of board members	21,821

Custodian fees	175,745

Printing and postage fees	20,080

Registration fees	39,923

Professional fees	56,596

Line of credit interest expense	789

Other	5,508

Total expenses	4,795,553

Net investment income	7,360,775

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	3,598,807

Foreign currency translations	(83,774)

Net realized gain	3,515,033

Net change in unrealized appreciation (depreciation) on:

Investments	51,685,539

Foreign currency translations	29,400

Foreign capital gains tax	19,484

Net change in unrealized appreciation (depreciation)	51,734,423

Net realized and unrealized gain	55,249,456

Net increase in net assets resulting from operations	$62,610,231

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations

Net investment income	$7,360,775	$7,414,633

Net realized gain (loss)	3,515,033	(45,864,954)

Net change in unrealized appreciation (depreciation)	51,734,423	57,168,221

Net increase in net assets resulting from operations	62,610,231	18,717,900

Distributions to shareholders

Net investment income

Class A	(31,212)	(6,071)

Class C	(1,255)	(317)

Class I	(49)	(35)

Class R	(3,383)	(355)

Class R5	(7,659,211)	(5,950,962)

Class Z	(4,942)	(1,257)

Net realized gains

Class A	—	(27,634)

Class C	—	(2,240)

Class I	—	(104)

Class R	—	(1,429)

Class R5	—	(17,996,325)

Class Z	—	(4,325)

Total distributions to shareholders	(7,700,052)	(23,991,054)

Increase (decrease) in net assets from capital stock activity	191,681,601	(108,994,364)

Total increase (decrease) in net assets	246,591,780	(114,267,518)

Net assets at beginning of year	390,920,881	505,188,399

Net assets at end of year	$637,512,661	$390,920,881

Undistributed net investment income	$6,881,742	$7,038,311

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	107,438	1,372,619	9,605	116,970

Distributions reinvested	2,405	31,166	2,779	30,151

Redemptions	(101,446)	(1,342,259)	(27,152)	(314,574)

Net increase (decrease)	8,397	61,526	(14,768)	(167,453)

Class C shares

Subscriptions	14,828	187,027	3,809	44,664

Distributions reinvested	95	1,222	224	2,425

Redemptions	(4,359)	(56,344)	(1,942)	(22,639)

Net increase	10,564	131,905	2,091	24,450

Class R shares

Subscriptions	15,253	196,857	11,692	132,294

Distributions reinvested	259	3,342	153	1,654

Redemptions	(4,782)	(61,159)	(79)	(970)

Net increase	10,730	139,040	11,766	132,978

Class R5 shares

Subscriptions	22,234,560	290,088,371	17,913,488	208,351,513

Distributions reinvested	38,431	499,219	709,038	7,707,242

Redemptions	(7,681,899)	(99,250,209)	(27,346,705)	(325,179,464)

Net increase (decrease)	14,591,092	191,337,381	(8,724,179)	(109,120,709)

Class Z shares

Subscriptions	1,390	17,686	11,915	137,290

Distributions reinvested	377	4,896	502	5,448

Redemptions	(821)	(10,833)	(531)	(6,368)

Net increase	946	11,749	11,886	136,370

Total net increase (decrease)	14,621,729	191,681,601	(8,713,204)	(108,994,364)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Asia Pacific ex-Japan Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.35		$12.49		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.08		0.15		0.15		(0.01)

Net realized and unrealized gain (loss)	1.54		0.41		(1.36)		0.48

Total from investment operations	1.62		0.56		(1.21)		0.47

Less distributions to shareholders:

Net investment income	(0.24)		(0.14)		(0.07)		—

Net realized gains	—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.24)		(0.70)		(0.09)		—

Net asset value, end of period	$13.73		$12.35		$12.49		$13.79

Total return	13.26%		5.23%		(8.82%)		3.53%

Ratios to average net assets(b)(c)

Total gross expenses	1.37	%(d)	1.42	%(d)	1.45	%(d)	1.50	%(e)

Total net expenses(f)	1.37	%(d)	1.42	%(d)	1.45	%(d)(g)	1.50	%(e)

Net investment income (loss)	0.60%		1.25%		1.12%		(0.95	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$618		$452		$642		$78

Portfolio turnover	34%		50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.20		$12.38		$13.78		$13.32

Income from investment operations:

Net investment income (loss)	0.04		0.03		0.06		(0.02)

Net realized and unrealized gain (loss)	1.46		0.42		(1.38)		0.48

Total from investment operations	1.50		0.45		(1.32)		0.46

Less distributions to shareholders:

Net investment income	(0.18)		(0.07)		(0.06)		—

Net realized gains	—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.18)		(0.63)		(0.08)		—

Net asset value, end of period	$13.52		$12.20		$12.38		$13.78

Total return	12.33%		4.33%		(9.62%)		3.45%

Ratios to average net assets(b)(c)

Total gross expenses	2.13	%(d)	2.16	%(d)	2.19	%(d)	2.22	%(e)

Total net expenses(f)	2.13	%(d)	2.16	%(d)	2.19	%(d)(g)	2.22	%(e)

Net investment income (loss)	0.31%		0.25%		0.44%		(1.93	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$220		$70		$45		$3

Portfolio turnover	34%		50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.38		$12.54		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.19		0.20		0.18		(0.01)

Net realized and unrealized gain (loss)	1.49		0.38		(1.33)		0.48

Total from investment operations	1.68		0.58		(1.15)		0.47

Less distributions to shareholders:

Net investment income	(0.26)		(0.18)		(0.08)		—

Net realized gains	—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.26)		(0.74)		(0.10)		—

Net asset value, end of period	$13.80		$12.38		$12.54		$13.79

Total return	13.73%		5.48%		(8.40%)		3.53%

Ratios to average net assets(b)(c)

Total gross expenses	0.94	%(d)	0.97	%(d)	0.99	%(d)	1.08	%(e)

Total net expenses(f)	0.94	%(d)	0.97	%(d)	0.99	%(d)	1.08	%(e)

Net investment income (loss)	1.49%		1.70%		1.31%		(0.78	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$3		$2		$2		$3

Portfolio turnover	34%		50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.27		$12.46		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.13		0.13		0.16		(0.02)

Net realized and unrealized gain (loss)	1.44		0.37		(1.41)		0.49

Total from investment operations	1.57		0.50		(1.25)		0.47

Less distributions to shareholders:

Net investment income	(0.22)		(0.13)		(0.06)		—

Net realized gains	—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.22)		(0.69)		(0.08)		—

Net asset value, end of period	$13.62		$12.27		$12.46		$13.79

Total return	12.92%		4.78%		(9.15%)		3.53%

Ratios to average net assets(b)(c)

Total gross expenses	1.63	%(d)	1.63	%(d)	1.70	%(d)	1.73	%(e)

Total net expenses(f)	1.63	%(d)	1.63	%(d)	1.68	%(d)(g)	1.73	%(e)

Net investment income (loss)	1.01%		1.08%		1.26%		(1.43	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$341		$175		$32		$3

Portfolio turnover	34%		50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2013		2012		2011		2010	2009(a)
Per share data
Net asset value, beginning of period	$12.38		$12.54		$13.79		$11.42	$10.00

Income from investment operations:

Net investment income	0.20		0.21		0.18		0.13	0.02

Net realized and unrealized gain (loss)	1.48		0.37		(1.33)		2.27	1.40

Total from investment operations	1.68		0.58		(1.15)		2.40	1.42

Less distributions to shareholders:

Net investment income	(0.26)		(0.18)		(0.08)		(0.02)	—

Net realized gains	—		(0.56)		(0.02)		(0.01)	—

Total distributions to shareholders	(0.26)		(0.74)		(0.10)		(0.03)	—

Net asset value, end of period	$13.80		$12.38		$12.54		$13.79	$11.42

Total return	13.66%		5.44%		(8.42%)		21.06%	14.20%

Ratios to average net assets(b)(c)

Total gross expenses	0.98	%(d)	1.01	%(d)	0.98	%(d)	1.09%	1.67	%(e)

Total net expenses(f)	0.98	%(d)	1.01	%(d)	0.98	%(d)	1.09%	1.15	%(e)

Net investment income	1.51%		1.76%		1.31%		1.09%	0.47	%(e)

Supplemental data

Net assets, end of period (in thousands)	$636,047		$389,978		$504,370		$512,721	$53,643

Portfolio turnover	34%		50%		63%		21%	4%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to October 31, 2009.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.36		$12.51		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.17		0.17		0.19		(0.01)

Net realized and unrealized gain (loss)	1.48		0.40		(1.37)		0.48

Total from investment operations	1.65		0.57		(1.18)		0.47

Less distributions to shareholders:

Net investment income	(0.25)		(0.16)		(0.08)		—

Net realized gains	—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.25)		(0.72)		(0.10)		—

Net asset value, end of period	$13.76		$12.36		$12.51		$13.79

Total return	13.45%		5.33%		(8.63%)		3.53%

Ratios to average net assets(b)(c)

Total gross expenses	1.13	%(d)	1.15	%(d)	1.24	%(d)	1.23	%(e)

Total net expenses(f)	1.13	%(d)	1.15	%(d)	1.24	%(d)(g)	1.23	%(e)

Net investment income (loss)	1.32%		1.41%		1.35%		(0.93	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$284		$243		$97		$3

Portfolio turnover	34%		50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

24	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2013

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions, including, but not limited to, future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2013	25

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2013

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $2,407.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

26	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2013

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class C	0.21
Class R	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to

Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,000 for Class C shares. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,806 for Class A and $400 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014	Prior to March 1, 2013
Class A	1.72%	1.50%
Class C	2.47	2.25
Class I	1.35	1.08
Class R	1.97	1.75
Class R5	1.40	1.13
Class Z	1.47	1.25

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary

Annual Report 2013	27

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2013

expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$182,708
Accumulated net realized loss	(182,709)
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2013 ($)	Year Ended October 31, 2012 ($)
Ordinary income	7,700,052	8,266,513
Long-term capital gains	—	15,724,541
Total	7,700,052	23,991,054

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 6,950,694
Unrealized appreciation	95,494,698

At October 31, 2013, the cost of investments for federal income tax purposes was $536,071,104 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$103,632,717
Unrealized depreciation	(8,138,019)
Net unrealized appreciation	$95,494,698

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	24,686,819
Unlimited long-term	17,017,139
Total	41,703,958

For the year ended October 31, 2013, $3,017,500 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $335,773,219 and $161,755,845, respectively, for the year ended October 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning

28	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2013

interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

For the year ended October 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $2,611,111 at a weighted average interest rate of 1.21%. Interest expense incurred by the Fund is recorded as interest expense in the Statement of Operations.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asian Pacific Region Risk

Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2013	29

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2013

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Asia Pacific ex-Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

Annual Report 2013	31

Columbia Asia Pacific ex-Japan Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	69.25%
Dividends Received Deduction	0.03%
Foreign Taxes Paid	$1,128,017
Foreign Source Income	$13,216,170

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

32	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	33

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	35

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

36	Annual Report 2013

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Columbia Asia Pacific ex-Japan Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Asia Pacific ex-Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN119_10_C01_(12/13)

Annual Report October 31, 2013

Columbia Emerging Markets Bond Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Emerging Markets Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Emerging Markets Bond Fund

Performance Overview

Performance Summary

>	Columbia Emerging Markets Bond Fund (the Fund) Class A shares returned -2.12% excluding sales charges for the 12-month period that ended October 31, 2013.

>	The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -2.58% for the same 12-month period.

>	Country positioning and duration positioning overall contributed positively to the Fund’s relative results, while local currency exposure detracted.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		-2.12	17.18	8.15
Including sales charges		-6.74	16.05	7.47
Class B	02/16/06
Excluding sales charges		-2.85	16.27	7.34
Including sales charges		-7.49	16.06	7.34
Class C	02/16/06
Excluding sales charges		-2.85	16.30	7.35
Including sales charges		-3.77	16.30	7.35
Class I	02/16/06	-1.67	17.66	8.61
Class K	02/16/06	-1.97	17.34	8.36
Class R*	11/16/11	-2.29	16.98	7.98
Class R4*	03/19/13	-1.94	17.22	8.18
Class R5*	11/08/12	-1.72	17.27	8.21
Class W*	12/01/06	-2.13	17.11	8.12
Class Y*	11/08/12	-1.67	17.28	8.22
Class Z*	09/27/10	-1.87	17.40	8.29
JPMorgan Emerging Markets Bond Index-Global		-2.58	14.15	7.80

Returns for Class A are shown with and without the maximum initial sales charge of 4.75% Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The JPMorgan Emerging Markets Bond Index (EMBI) — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Emerging Markets Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

James Carlen, CFA

Henry Stipp, CFA

Country Breakdown (%) (at October 31, 2013)
Argentina	2.5
Bolivia	0.2
Brazil	7.6
Colombia	5.3
Costa Rica	0.1
Dominican Republic	2.9
El Salvador	0.4
Georgia	0.8
Guatemala	2.0
Hungary	2.2
Indonesia	9.4
Kazakhstan	3.0
Lithuania	0.7
Mexico	8.1
Morocco	0.4
Panama	0.5
Peru	2.7
Philippines	1.0
Poland	0.7
Qatar	0.6
Republic of Namibia	0.9
Republic of the Congo	0.2
Romania	1.5
Russian Federation	14.1
Slovenia	1.0
South Africa	0.4
South Korea	1.0
Supra-National	1.0
Trinidad and Tobago	1.6
Turkey	6.3
Ukraine	1.2
United Arab Emirates	1.3
United States(a)	5.5
Uruguay	4.1
Venezuela	8.6
Zambia	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

At October 31, 2013, approximately 35% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2013, the Fund’s Class A shares returned -2.12% excluding sales charges. The Fund outperformed its benchmark, the JP Morgan Emerging Markets Bond Index-Global, which returned -2.58% for the same period. Country positioning and duration positioning overall contributed positively to the Fund’s relative results, while local currency exposure detracted.

Emerging Market Debt Faced Challenges Amidst External Surprises

Overall, emerging market bonds experienced disappointing returns and heightened volatility during the period. While developed market central banks remained accommodative with their monetary policies, global economic growth remained subpar. Emerging market economic growth in particular seemed to shift onto a lower growth plain, notwithstanding signs of somewhat better U.S. and European economic growth by the latter months of the period.

Concerns about China’s economic growth, combined with questions about the magnitude of overall global economic growth, had especially important implications for commodity-exporting emerging market countries.

Developed market risks were the primary source of systemic risk for emerging market debt. U.S. fiscal policy took the spotlight early in 2013 as income tax hikes and spending cuts went into effect, creating a drag on U.S. economic growth. Europe then held the market captive with the Cyprus banking system restructuring in the early spring of 2013, a potential crisis resolved without derailing regional stability. The U.S. Federal Reserve (the Fed) took center stage in May, signaling it intended to start tapering its quantitative easing monetary stimulus program in the near term, which, coming earlier than anticipated, caused a sharp spike in U.S. Treasury rates and a subsequent sell-off in emerging market bonds, rates and currencies. The Fed surprised the market again in September by deciding not to change its quantitative easing program yet. The U.S. Congress made a curtain call in early October with the partial U.S. government shutdown and debt ceiling drama, although the markets seemed to largely ignore this tempest. All of these external surprises created significant volatility for emerging market fixed income assets and reduced investment visibility.

Country and Duration Positioning Helped Fund Performance

Country positioning overall contributed positively the Fund’s performance relative to the benchmark during the period. Overweighted positions in the U.S. dollar-denominated sovereign bonds of Russia, Romania and Argentina contributed positively to the Fund’s results. Also supporting Fund performance were underweighted allocations to the U.S. dollar-denominated sovereign bonds of Brazil, Mexico and Turkey, as, in general, those markets were widely considered

4	Annual Report 2013

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

higher quality and lower risk lagged. Overweighted exposures to the local interest rates of Mexico, Brazil and the Philippines added value as well. The Fund’s duration positioning contributed positively to its results. The Fund had a shorter U.S. duration than the benchmark, which helped as U.S. Treasury yields rose.

Local Currency Exposure Hampered Returns

Exposures to local emerging market currencies detracted, as several emerging market currencies depreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Mexican peso, Uruguayan peso, Indonesian rupiah and Brazilian real especially hurt. Positions in the local interest rates of Uruguay, Colombia and Indonesia also hampered results.

Sector selection weighed on the Fund’s results, especially an overweighted allocation to agency securities compared to the benchmark. Positions in the agency securities of Russia and Indonesia were particular disappointments for the Fund.

Relative Valuation and Fundamental Analysis Drove Fund Changes

During the period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Exposures to some local interest rates were also reduced on the view that higher U.S. Treasury rates would be exaggerated in these local rates. Conversely, we increased the Fund’s allocation to some less-followed countries, such as Guatemala, Romania and Slovenia, based on our view that they were underappreciated by the market.

From a regional perspective, we reduced exposure to Latin America to reflect somewhat slower economic growth prospects, and we increased exposure to the EMEA (Europe, Middle East and Africa) region based on our view that better European economic growth would have a positive ripple effect on these countries in these regions.

At the end of the period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the annual period were attractive and the credit risk was comparable. We also maintained a significant allocation to cash at the end of the period, as we seek to take advantage of the market downturn to add to our favored investments.

Regionally, the Fund was modestly overweight Latin America, rather neutrally weighted to EMEA and underweight Asia relative to the benchmark at the end of the period. The Fund maintained a duration shorter than the benchmark.

Looking Ahead

Looking ahead into 2014, we currently think U.S. economic growth could increase to a 2.5% to 3.0% pace, although recent political crises have not helped long-term confidence. Japanese economic activity is picking up steam as well, buoyed by aggressive fiscal and monetary stimulus. European data also has surprised on the upside in recent months.

We expect government bond yields to move higher in the year ahead, but we expect this move to be far more measured than the spike seen during the last half of the annual period. Further, while painful to experience, we believe the market

Quality Breakdown (%) (at October 31, 2013)
AA rating	2.2
A rating	6.3
BBB rating	59.5
BB rating	13.9
B rating	14.7
CCC rating	1.7
Not rated	1.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund’s prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Annual Report 2013	5

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

correction created investment opportunities in countries and currencies with good fundamentals. Looking forward, then, we think the backdrop remains broadly positive for emerging market bonds, especially those assets levered to economic growth and less simply to cheap financing. However, we also believe conditions are such that investors will likely scrutinize country policies more closely than at any time in the last four years. We believe our long-term, top-down investment perspective, focus on country fundamentals and willingness to look for multiple ways of expressing our country views should serve our investors well going into 2014 as we seek to identify individual securities that present attractive value opportunities.

6	Annual Report 2013

Columbia Emerging Markets Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	933.20	1,019.41	5.60	5.85	1.15
Class B	1,000.00	1,000.00	930.40	1,015.63	9.24	9.65	1.90
Class C	1,000.00	1,000.00	930.10	1,015.58	9.29	9.70	1.91
Class I	1,000.00	1,000.00	935.40	1,021.93	3.17	3.31	0.65
Class K	1,000.00	1,000.00	934.70	1,020.42	4.63	4.84	0.95
Class R	1,000.00	1,000.00	932.70	1,018.10	6.87	7.17	1.41
Class R4	1,000.00	1,000.00	935.00	1,020.57	4.49	4.69	0.92
Class R5	1,000.00	1,000.00	935.80	1,021.68	3.42	3.57	0.70
Class W	1,000.00	1,000.00	933.10	1,019.36	5.65	5.90	1.16
Class Y	1,000.00	1,000.00	935.30	1,021.93	3.17	3.31	0.65
Class Z	1,000.00	1,000.00	934.40	1,020.67	4.39	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	7

Columbia Emerging Markets Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 10.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 2.2%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	6,000,000	2,531,024

Cosan Luxembourg SA(b)
03/14/18	9.500%	BRL	6,000,000	2,361,292
03/14/23	5.000%		1,309,000	1,190,527

Samarco Mineracao SA(b) Senior Unsecured
11/01/22	4.125%		6,694,000	6,103,564
10/24/23	5.750%		2,200,000	2,200,000

Vale Overseas Ltd.
01/11/22	4.375%		959,000	938,399

Vale SA Senior Unsecured
09/11/42	5.625%		1,918,000	1,731,123

Total				17,055,929

Colombia 0.8%
BanColombia SA Senior Unsecured
06/03/21	5.950%		2,100,000	2,217,600

Grupo Aval Ltd.(b)
09/26/22	4.750%		4,000,000	3,755,000

Total				5,972,600

Guatemala 0.3%
Industrial Senior Trust(b)
11/01/22	5.500%		2,877,000	2,661,225

Kazakhstan 1.1%
Zhaikmunai LLP
11/13/19	7.125%		3,575,000	3,807,375

Zhaikmunai LLP(b)
11/13/19	7.125%		4,785,000	5,096,025

Total				8,903,400

Mexico 1.0%
America Movil SAB de CV Senior Unsecured
12/05/22	6.450%	MXN	30,000,000	2,167,714

Grupo Televisa SAB Senior Unsecured
05/14/43	7.250%	MXN	59,800,000	3,810,627

Mexichem SAB de CV(b)
09/19/42	6.750%		1,000,000	982,500

Senior Unsecured
09/19/22	4.875%		1,000,000	990,000

Total				7,950,841

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peru 0.8%
Banco de Credito del Peru Subordinated Notes(b)(c)(d)
10/15/22	7.170%	PEN	6,000,000	2,191,850

Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		4,507,000	4,463,358

Total				6,655,208

Russian Federation 2.7%
EDC Finance Ltd.(b)
04/17/20	4.875%		2,400,000	2,385,798

Metalloinvest Finance Ltd.(b)
07/21/16	6.500%		2,000,000	2,072,668

Novatek Finance Ltd.(b) Senior Unsecured
02/21/17	7.750%	RUB	83,300,000	2,591,356
02/03/21	6.604%		4,000,000	4,451,450

Sibur Securities Ltd.(b)
01/31/18	3.914%		4,250,000	4,157,670

VimpelCom Holdings BV(b)
02/13/18	9.000%	RUB	95,300,000	3,011,279
03/01/22	7.504%		2,500,000	2,681,250

Total				21,351,471

Turkey 0.5%
Turkiye Sise ve Cam Fabrikalari AS(b)
05/09/20	4.250%		4,000,000	3,591,232

Ukraine 1.0%
MHP SA(b)
04/02/20	8.250%		7,604,000	6,523,817

Metinvest BV(b)
02/14/18	8.750%		1,500,000	1,353,750

Total				7,877,567

Total Corporate Bonds & Notes
(Cost: $87,086,821)				82,019,473

Inflation-Indexed Bonds(a) 3.5%
Uruguay 3.5%
Uruguay Government International Bond
04/05/27	4.250%	UYU	300,896,483	9,318,995
Senior Unsecured
12/15/28	4.375%	UYU	681,634,516	18,579,042

Total				27,898,037

Total Inflation-Indexed Bonds
(Cost: $30,291,049)				27,898,037

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(i) 79.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina 2.5%
Argentina Boden Bonds
10/03/15	7.000%		4,156,309	3,933,946

Argentina Bonar Bonds
04/17/17	7.000%		5,159,185	4,488,491

City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%		5,122,000	5,083,585

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		4,666,000	4,292,720

Provincia de Cordoba Senior Unsecured(b)
08/17/17	12.375%		2,050,000	1,906,500

Total				19,705,242

Bolivia 0.2%
Bolivian Government International Bond Senior Unsecured(b)
08/22/23	5.950%		1,466,000	1,475,182

Brazil 5.4%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
09/26/23	5.750%		3,500,000	3,654,984

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	2,676,800	11,921,074

Brazilian Government International Bond Senior Unsecured(e)
01/07/25	4.250%		2,600,000	2,540,200

Caixa Economica Federal Senior Unsecured(b)
11/07/22	3.500%		2,000,000	1,742,500

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		6,520,000	6,422,200

Cia de Saneamento Basico do Estado de Sao Paulo Senior Unsecured(b)
12/16/20	6.250%		500,000	505,215

Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL	3,300,000	1,450,774

Petrobras Global Finance BV
05/20/23	4.375%		2,315,000	2,139,278

Petrobras International Finance Co.
03/15/19	7.875%		4,699,000	5,473,123
01/20/20	5.750%		959,000	1,012,955
01/27/21	5.375%		3,283,000	3,334,843
01/20/40	6.875%		2,493,000	2,495,286

Total				42,692,432

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Colombia 4.4%
Bogota Distrito Capital Senior Unsecured(b)
07/26/28	9.750%	COP	1,377,000,000	922,317

Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		6,328,000	7,102,982

Corporación Andina de Fomento
06/15/22	4.375%		3,562,000	3,610,810

Emgesa SA ESP Senior Unsecured
01/25/21	8.750%	COP	2,325,000,000	1,300,964

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%		6,416,000	6,723,325

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	16,960,000,000	9,334,341

Transportadora de Gas Internacional SA ESP Senior Unsecured(b)
03/20/22	5.700%		5,810,000	6,079,457

Total				35,074,196

Costa Rica 0.1%
Costa Rica Government International Bond Senior Unsecured(b)
01/26/23	4.250%		1,000,000	950,000

Dominican Republic 2.9%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b)
02/01/23	7.000%		4,488,000	4,274,820

Dominican Republic International Bond(b)
07/05/19	15.000%	DOP	120,000,000	3,010,576
01/28/24	6.600%		1,100,000	1,137,400
Senior Unsecured
05/06/21	7.500%		4,413,000	4,903,408
04/18/24	5.875%		1,500,000	1,447,879
04/20/27	8.625%		7,020,000	7,872,930

Total				22,647,013

El Salvador 0.4%
El Salvador Government International Bond(b)
Senior Unsecured
04/10/32	8.250%		959,000	1,093,260
06/15/35	7.650%		1,736,000	1,835,820

Total				2,929,080

Georgia 0.8%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		5,604,000	5,912,956

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Guatemala 1.7%
Guatemala Government Bond(b)
Senior Unsecured
06/06/22	5.750%		9,732,000	10,325,652
02/13/28	4.875%		2,862,000	2,690,280

Total				13,015,932

Hungary 2.2%
Hungary Government International Bond
Senior Unsecured
03/29/21	6.375%		2,302,000	2,498,713
03/29/41	7.625%		1,440,000	1,621,800

MFB Magyar Fejlesztesi Bank Zrt.(b)
10/21/20	6.250%		4,191,000	4,283,186

Magyar Export-Import Bank Zrt(b)
02/12/18	5.500%		8,600,000	8,837,368

Total				17,241,067

Indonesia 9.3%
Indonesia Government International Bond(b)
Senior Unsecured
05/05/21	4.875%		8,794,000	9,114,981
04/25/22	3.750%		2,767,000	2,607,898
01/17/38	7.750%		3,548,000	4,324,125
01/17/42	5.250%		1,000,000	925,000

Indonesia Treasury Bond
Senior Unsecured
10/15/14	11.000%	IDR	6,000,000,000	553,293
06/15/15	9.500%	IDR	49,000,000,000	4,559,858
07/15/17	10.000%	IDR	30,762,000,000	2,980,005
09/15/19	11.500%	IDR	50,400,000,000	5,365,270
11/15/20	11.000%	IDR	9,000,000,000	957,301
06/15/21	12.800%	IDR	6,800,000,000	787,226
07/15/22	10.250%	IDR	13,210,000,000	1,368,168
05/15/27	7.000%	IDR	21,520,000,000	1,775,130

Majapahit Holding BV(b)
10/17/16	7.750%		1,830,000	2,049,600
06/28/17	7.250%		1,150,000	1,296,678
08/07/19	8.000%		3,452,000	4,000,005
01/20/20	7.750%		5,657,000	6,507,449

PT Pertamina Persero(b)
05/23/21	5.250%		2,000,000	2,001,838
Senior Unsecured
05/03/22	4.875%		1,000,000	962,500
05/20/23	4.300%		2,000,000	1,825,000
05/27/41	6.500%		1,000,000	942,004
05/03/42	6.000%		3,000,000	2,655,000

PT Perusahaan Listrik Negara(b)
Senior Unsecured
11/22/21	5.500%		14,503,000	14,617,406
10/24/42	5.250%		2,000,000	1,610,000

Total				73,785,735

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 1.8%
KazMunayGas National Co. JSC(b)
Senior Unsecured
07/02/18	9.125%		3,927,000	4,810,968
04/30/23	4.400%		2,000,000	1,900,924
04/30/43	5.750%		4,000,000	3,644,135

Kazakhstan Temir Zholy Finance BV(b)
07/10/42	6.950%		4,000,000	4,185,000

Total				14,541,027

Lithuania 0.7%
Lithuania Government International Bond(b)
Senior Unsecured
09/14/17	5.125%		1,150,000	1,262,201
03/09/21	6.125%		3,651,000	4,191,318

Total				5,453,519

Mexico 7.0%
Comision Federal de Electricidad Senior Unsecured(b)
02/14/42	5.750%		3,200,000	3,044,000

Mexican Bonos
12/17/15	8.000%	MXN	37,776,000	3,130,122
12/15/16	7.250%	MXN	44,113,500	3,653,408
12/14/17	7.750%	MXN	37,488,300	3,179,523
06/11/20	8.000%	MXN	67,630,000	5,909,910
06/10/21	6.500%	MXN	37,100,000	2,978,328
06/09/22	6.500%	MXN	67,919,200	5,408,491
06/03/27	7.500%	MXN	34,949,100	2,925,173

Pemex Project Funding Master Trust
06/15/35	6.625%		4,127,000	4,477,795
06/15/38	6.625%		1,918,000	2,071,440

Petroleos Mexicanos
11/24/21	7.650%	MXN	111,697,800	9,049,497
01/24/22	4.875%		768,000	798,720
06/02/41	6.500%		5,753,000	6,126,945
06/27/44	5.500%		2,781,000	2,600,235

Total				55,353,587

Morocco 0.4%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		3,522,000	3,338,147

Panama 0.5%
Ena Norte Trust Pass-Through Certificates(b)
04/25/23	4.950%		4,279,658	4,238,079

Peru 1.8%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		4,667,000	4,722,476

Fondo MIVIVIENDA SA Senior Unsecured(b)
01/31/23	3.500%		500,000	452,500

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(f)
05/31/18	0.000%		4,671,328	4,330,094

Peruvian Government International Bond Senior Unsecured
08/12/26	8.200%	PEN	2,877,000	1,284,493
03/14/37	6.550%		1,439,000	1,714,568
11/18/50	5.625%		1,726,000	1,814,026

Total				14,318,157

Philippines 1.0%
Philippine Government International Bond Senior Unsecured
01/15/21	4.950%	PHP	107,000,000	2,711,525
03/30/26	5.500%		1,500,000	1,717,500

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		2,877,000	3,597,329

Total				8,026,354

Poland 0.7%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%		4,612,000	5,084,730

Qatar 0.6%
Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%		3,500,000	3,780,000
01/20/40	6.400%		1,000,000	1,172,500

Total				4,952,500

Republic of Namibia 0.9%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		7,000,000	7,367,500

Republic of the Congo 0.2%
Republic of Congo Senior Unsecured(c)
06/30/29	3.500%		2,103,129	1,808,691

Romania 1.5%
Romanian Government International Bond(b)
Senior Unsecured
02/07/22	6.750%		7,992,000	9,254,115
08/22/23	4.375%		2,866,000	2,802,300

Total				12,056,415

Russian Federation 11.2%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
08/07/18	8.700%		1,180,000	1,442,761

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		6,712,000	6,302,364

Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%		1,212,000	1,331,867
01/23/21	5.999%		2,000,000	2,135,000
03/07/22	6.510%		9,397,000	10,313,207
08/16/37	7.288%		2,829,000	3,140,190

Rosneft International Finance Ltd. Senior Unsecured(b)
03/06/22	4.199%		3,917,000	3,672,188

Russian Agricultural Bank OJSC Via RSHB Capital SA(b)
Senior Unsecured
12/27/17	5.298%		6,185,000	6,418,726
07/25/18	5.100%		2,600,000	2,659,416

Russian Foreign Bond — Eurobond(b)
Senior Unsecured
03/10/18	7.850%	RUB	100,000,000	3,242,830
04/29/20	5.000%		5,800,000	6,307,500
04/04/42	5.625%		3,000,000	3,135,000

Russian Foreign Bond — Eurobond(b)(c)
Senior Unsecured
03/31/30	7.500%		4,858,924	5,782,362

Russian Railways via RZD Capital PLC Senior Unsecured
04/02/19	8.300%	RUB	398,200,000	12,552,878

Sberbank of Russia Via SB Capital SA(b)
Senior Unsecured
02/07/22	6.125%		6,424,000	6,964,571

Subordinated Notes
10/29/22	5.125%		3,000,000	2,883,750

VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b)
04/12/17	6.000%		4,500,000	4,792,500

Vnesheconombank Via VEB Finance PLC(b)
Senior Unsecured
07/05/22	6.025%		1,200,000	1,272,000
11/22/25	6.800%		4,315,000	4,703,350

Total				89,052,460

Slovenia 1.0%
Slovenia Government Bond(b)
05/10/23	5.850%		8,224,000	8,020,462

South Africa 0.4%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%		1,200,000	1,185,000

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		2,200,000	1,960,004

Total				3,145,004

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Korea 0.9%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%		3,000,000	3,195,216

Export-Import Bank of Korea(b)
02/15/15	5.000%	IDR	50,670,000,000	4,252,753

Total				7,447,969

Supra-National 1.0%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%		1,000,000	1,052,500

Eurasian Development Bank Senior Unsecured
10/05/17	8.000%	RUB	228,000,000	7,053,758

Total				8,106,258

Trinidad and Tobago 1.5%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%		9,492,000	12,078,570

Turkey 5.8%
Export Credit Bank of Turkey(b)
Senior Unsecured
11/04/16	5.375%		3,000,000	3,123,736
04/24/19	5.875%		14,917,000	15,610,473

Turkey Government International Bond
03/25/22	5.125%		2,250,000	2,304,000
01/14/41	6.000%		2,100,000	2,110,500
Senior Unsecured
06/05/20	7.000%		1,247,000	1,440,285
03/30/21	5.625%		4,363,000	4,657,503
09/26/22	6.250%		4,794,000	5,285,385
03/23/23	3.250%		2,000,000	1,765,000
02/05/25	7.375%		1,918,000	2,244,060
03/17/36	6.875%		3,644,000	4,026,620
05/30/40	6.750%		2,973,000	3,248,003

Total				45,815,565

Ukraine 0.2%
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%		1,655,000	1,514,907

United Arab Emirates 1.2%
Abu Dhabi National Energy Co.(b)
Senior Unsecured
12/13/21	5.875%		3,500,000	3,930,259
01/12/23	3.625%		2,000,000	1,880,000

Foreign Government Obligations(a)(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dolphin Energy Ltd. Senior Secured(b)
12/15/21	5.500%	3,550,000	3,922,509

Total			9,732,768

Uruguay 0.5%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	1,710,404	2,193,593
11/20/45	4.125%	2,396,949	1,977,483

Total			4,171,076

Venezuela 8.5%
Petroleos de Venezuela SA
04/12/17	5.250%	11,167,000	8,961,518
11/02/17	8.500%	5,495,500	4,932,211
11/17/21	9.000%	17,337,251	14,216,546
Senior Unsecured
10/28/15	5.000%	18,188,129	15,778,202

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	24,688,600	20,059,487
10/13/24	8.250%	4,793,900	3,655,349

Total			67,603,313

Zambia 0.2%
Zambia Government International Bond(b)
09/20/22	5.375%	1,400,000	1,265,650

Total Foreign Government Obligations
(Cost: $629,303,109)			629,921,543

Money Market Funds 5.4%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.093%(g)(h)		42,634,843	42,634,843

Total Money Market Funds
(Cost: $42,634,843)			42,634,843

Total Investments
(Cost: $789,315,822)			782,473,896

Other Assets & Liabilities, Net			10,579,371

Net Assets			793,053,267

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	November 7, 2013	2,978,000 (SGD)	2,383,258 (USD)	—	(14,106)

Barclays Bank PLC	November 12, 2013	123,044,000 (RUB)	3,776,789 (USD)	—	(53,552)

CitiGroup Global Markets Inc.	December 6, 2013	22,898,223,000 (COP)	12,112,898 (USD)	47,870	—

Total				47,870	(67,658)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $429,125,447 or 54.11% of net assets.

(c)	Variable rate security.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2013, the value of these securities amounted to $2,191,850, which represents 0.28% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Zero coupon bond.

(g)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

(i)	Principal and interest may not be guaranteed by the government.

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	37,572,908	311,109,160	(306,047,225)	42,634,843	51,984	42,634,843

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Republic Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
PHP	Philippine Peso
RUB	Russian Rouble
SGD	Singapore Dollar
USD	US Dollar
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Banking	—	8,633,825	2,191,850	10,825,675

All Other Industries	—	71,193,798	—	71,193,798

Inflation-Indexed Bonds	—	27,898,037	—	27,898,037

Foreign Government Obligations	—	626,910,967	3,010,576	629,921,543

Total Bonds	—	734,636,627	5,202,426	739,839,053

Mutual Funds

Money Market Funds	42,634,843	—	—	42,634,843

Total Mutual Funds	42,634,843	—	—	42,634,843

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	42,634,843	734,636,627	5,202,426	782,473,896

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	47,870	—	47,870

Liabilities

Forward Foreign Currency Exchange Contracts	—	(67,658)	—	(67,658)

Total	42,634,843	734,616,839	5,202,426	782,454,108

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of October 31, 2012	2,641,714	5,045,034	7,686,748

Accrued discounts/premiums	717	(1,155)	(438)

Realized gain (loss)	—	—	—

Change in unrealized appreciation (depreciation)(a)	(450,581)	2,137	(448,444)

Sales	—	—	—

Purchases	—	3,009,594	3,009,594

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	(5,045,034)	(5,045,034)

Balance as of October 31, 2013	2,191,850	3,010,576	5,202,426

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2013 was $(448,444), which is comprised of Corporate Bonds and Notes of $(450,581) and Foreign Government Obligations of $2,137.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain Corporate and Foreign Government Bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, October 31, 2013.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $746,680,979)	$739,839,053

Affiliated issuers (identified cost $42,634,843)	42,634,843

Total investments (identified cost $789,315,822)	782,473,896

Foreign currency (identified cost $2,346,003)	2,325,053

Unrealized appreciation on forward foreign currency exchange contracts	47,870

Receivable for:

Investments sold	3,262,278

Capital shares sold	909,839

Dividends	3,630

Interest	12,076,412

Reclaims	381,084

Prepaid expenses	5,316

Other assets	5,521

Total assets	801,490,899

Liabilities

Disbursements in excess of cash	159,000

Unrealized depreciation on forward foreign currency exchange contracts	67,658

Payable for:

Investments purchased	4,063,860

Investments purchased on a delayed delivery basis	2,587,546

Capital shares purchased	1,313,293

Investment management fees	11,502

Distribution and/or service fees	3,773

Transfer agent fees	115,252

Administration fees	1,484

Compensation of board members	23,712

Other expenses	90,552

Total liabilities	8,437,632

Net assets applicable to outstanding capital stock	$793,053,267

Represented by

Paid-in capital	$788,184,711

Undistributed net investment income	2,535,876

Accumulated net realized gain	9,274,962

Unrealized appreciation (depreciation) on:

Investments	(6,841,926)

Foreign currency translations	(80,568)

Forward foreign currency exchange contracts	(19,788)

Total — representing net assets applicable to outstanding capital stock	$793,053,267

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$235,667,466

Shares outstanding	20,337,508

Net asset value per share	$11.59

Maximum offering price per share(a)	$12.17

Class B

Net assets	$2,063,609

Shares outstanding	178,113

Net asset value per share	$11.59

Class C

Net assets	$58,219,286

Shares outstanding	5,046,564

Net asset value per share	$11.54

Class I

Net assets	$281,984,842

Shares outstanding	24,325,381

Net asset value per share	$11.59

Class K

Net assets	$36,490

Shares outstanding	3,152

Net asset value per share	$11.58

Class R

Net assets	$3,710,949

Shares outstanding	320,316

Net asset value per share	$11.59

Class R4

Net assets	$1,055,085

Shares outstanding	90,980

Net asset value per share	$11.60

Class R5

Net assets	$11,813,698

Shares outstanding	1,019,485

Net asset value per share	$11.59

Class W

Net assets	$64,993,518

Shares outstanding	5,615,466

Net asset value per share	$11.57

Class Y

Net assets	$9,285,705

Shares outstanding	801,026

Net asset value per share	$11.59

Class Z

Net assets	$124,222,619

Shares outstanding	10,718,108

Net asset value per share	$11.59

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Emerging Markets Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$51,984
Interest	49,760,957
Income from securities lending — net	186
Foreign taxes withheld	(138,330)

Total income	49,674,797

Expenses:
Investment management fees	4,260,710
Distribution and/or service fees
Class A	750,247
Class B	27,750
Class C	585,012
Class R	14,518
Class W	155,853
Transfer agent fees
Class A	683,172
Class B	6,297
Class C	135,684
Class K	32
Class R	6,773
Class R4(a)	1,140
Class R5(b)	3,381
Class W	143,684
Class Z	370,242
Administration fees	549,411
Plan administration fees
Class K	159
Compensation of board members	29,212
Custodian fees	58,399
Printing and postage fees	131,802
Registration fees	163,889
Professional fees	54,867
Other	18,532

Total expenses	8,150,766
Expense reductions	(40)

Total net expenses	8,150,726

Net investment income	41,524,071

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,129,508
Foreign currency translations	(245,801)
Forward foreign currency exchange contracts	(608,231)
Futures contracts	(370,211)
Swap contracts	(52,181)

Net realized gain	11,853,084
Net change in unrealized appreciation (depreciation) on:
Investments	(76,375,693)
Foreign currency translations	(56,839)
Forward foreign currency exchange contracts	(72,722)
Futures contracts	89,194
Swap contracts	52,181
Foreign capital gains tax	299,922

Net change in unrealized appreciation (depreciation)	(76,063,957)

Net realized and unrealized loss	(64,210,873)

Net decrease in net assets from operations	$(22,686,802)

(a)	For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)	For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)(b)	Year Ended October 31, 2012
Operations

Net investment income	$41,524,071	$31,268,480

Net realized gain	11,853,084	6,647,217

Net change in unrealized appreciation (depreciation)	(76,063,957)	47,941,485

Net increase (decrease) in net assets resulting from operations	(22,686,802)	85,857,182

Distributions to shareholders

Net investment income

Class A	(14,526,829)	(10,973,703)

Class B	(112,178)	(133,350)

Class C	(2,421,183)	(1,527,054)

Class I	(10,772,123)	(9,599,340)

Class K	(3,142)	(3,693)

Class R	(134,094)	(103,674)

Class R4	(23,189)	—

Class R5	(394,717)	—

Class W	(3,017,851)	(3,463,410)

Class Y	(437,218)	—

Class Z	(8,304,740)	(4,222,442)

Net realized gains

Class A	(2,009,048)	—

Class B	(19,613)	—

Class C	(329,244)	—

Class I	(1,059,821)	—

Class K	(478)	—

Class R	(18,848)	—

Class R5	(16)	—

Class W	(432,474)	—

Class Y	(16)	—

Class Z	(1,141,006)	—

Total distributions to shareholders	(45,157,828)	(30,026,666)

Increase (decrease) in net assets from capital stock activity	152,341,072	217,536,796

Total increase in net assets	84,496,442	273,367,312

Net assets at beginning of year	708,556,825	435,189,513

Net assets at end of year	$793,053,267	$708,556,825

Undistributed net investment income	$2,535,876	$253,430

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)	Class R5 shares and Class Y shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	15,650,222	193,990,559	16,034,941	189,932,122

Distributions reinvested	1,270,341	15,497,332	834,942	9,819,371

Redemptions	(19,353,131)	(231,851,144)	(8,397,743)	(97,519,115)

Net increase (decrease)	(2,432,568)	(22,363,253)	8,472,140	102,232,378

Class B shares

Subscriptions	50,949	632,450	66,815	785,730

Distributions reinvested	10,423	127,432	10,982	128,128

Redemptions(c)	(115,790)	(1,370,739)	(96,697)	(1,134,968)

Net decrease	(54,418)	(610,857)	(18,900)	(221,110)

Class C shares

Subscriptions	2,946,279	36,314,967	2,479,112	29,021,492

Distributions reinvested	188,246	2,272,051	96,440	1,130,335

Redemptions	(1,779,012)	(21,012,555)	(643,797)	(7,558,321)

Net increase	1,355,513	17,574,463	1,931,755	22,593,506

Class I shares

Subscriptions	11,129,945	132,538,220	2,001,642	22,727,425

Distributions reinvested	983,465	11,831,217	822,017	9,598,391

Redemptions	(858,019)	(10,562,640)	(2,678,367)	(31,536,595)

Net increase	11,255,391	133,806,797	145,292	789,221

Class K shares

Subscriptions	81	988	99	1,139

Distributions reinvested	240	2,930	260	3,040

Redemptions	(2,961)	(33,842)	(50)	(591)

Net increase (decrease)	(2,640)	(29,924)	309	3,588

Class R shares

Subscriptions	187,855	2,238,359	289,127	3,322,322

Distributions reinvested	3,458	41,720	2,072	24,509

Redemptions	(101,108)	(1,244,864)	(61,088)	(728,542)

Net increase	90,205	1,035,215	230,111	2,618,289

Class R4 shares

Subscriptions	102,334	1,260,075	—	—

Distributions reinvested	1,991	23,110	—	—

Redemptions	(13,345)	(155,043)	—	—

Net increase	90,980	1,128,142	—	—

Class R5 shares

Subscriptions	3,291,857	40,310,709	—	—

Distributions reinvested	33,060	394,159	—	—

Redemptions	(2,305,432)	(27,938,570)	—	—

Net increase	1,019,485	12,766,298	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	2,045,946	24,529,680	1,531,707	17,974,519

Distributions reinvested	283,910	3,449,998	297,185	3,463,103

Redemptions	(1,813,666)	(22,059,935)	(2,730,250)	(32,261,417)

Net increase (decrease)	516,190	5,919,743	(901,358)	(10,823,795)

Class Y shares

Subscriptions	1,100,762	13,764,776	—	—

Distributions reinvested	36,495	430,978	—	—

Redemptions	(336,231)	(3,879,144)	—	—

Net increase	801,026	10,316,610	—	—

Class Z shares

Subscriptions	11,425,189	141,205,578	11,411,803	135,278,924

Distributions reinvested	559,166	6,820,639	246,170	2,902,633

Redemptions	(12,831,785)	(155,228,379)	(3,255,736)	(37,836,838)

Net increase (decrease)	(847,430)	(7,202,162)	8,402,237	100,344,719

Total net increase	11,791,734	152,341,072	18,261,586	217,536,796

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)	Class R5 shares and Class Y shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(c)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012	2011		2010	2009
Per share data
Net asset value, beginning of period	$12.51		$11.33	$11.69		$10.35	$7.05

Income from investment operations:

Net investment income	0.61		0.65	0.68		0.76	0.53

Net realized and unrealized gain (loss)	(0.86)		1.16	(0.29)		1.32	3.22

Total from investment operations	(0.25)		1.81	0.39		2.08	3.75

Less distributions to shareholders:

Net investment income	(0.59)		(0.63)	(0.75)		(0.74)	(0.45)

Net realized gains	(0.08)		—	—		—	—

Total distributions to shareholders	(0.67)		(0.63)	(0.75)		(0.74)	(0.45)

Net asset value, end of period	$11.59		$12.51	$11.33		$11.69	$10.35

Total return	(2.12%)		16.51%	3.58%		20.75%	54.87%

Ratios to average net assets(a)

Total gross expenses	1.13%		1.16%	1.35%		1.37%	1.37%

Total net expenses(b)	1.13	%(c)	1.16%	1.28	%(c)	1.31%	1.27%

Net investment income	5.00%		5.54%	5.91%		6.93%	5.85%

Supplemental data

Net assets, end of period (in thousands)	$235,667		$284,818	$162,047		$76,725	$32,726

Portfolio turnover	26%		21%	24%		38%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012	2011		2010	2009
Per share data
Net asset value, beginning of period	$12.51		$11.32	$11.67		$10.34	$7.05

Income from investment operations:

Net investment income	0.52		0.57	0.60		0.67	0.46

Net realized and unrealized gain (loss)	(0.86)		1.16	(0.30)		1.31	3.22

Total from investment operations	(0.34)		1.73	0.30		1.98	3.68

Less distributions to shareholders:

Net investment income	(0.50)		(0.54)	(0.65)		(0.65)	(0.39)

Net realized gains	(0.08)		—	—		—	—

Total distributions to shareholders	(0.58)		(0.54)	(0.65)		(0.65)	(0.39)

Net asset value, end of period	$11.59		$12.51	$11.32		$11.67	$10.34

Total return	(2.85%)		15.73%	2.77%		19.76%	53.60%

Ratios to average net assets(a)

Total gross expenses	1.88%		1.90%	2.22%		2.13%	2.15%

Total net expenses(b)	1.88	%(c)	1.90%	2.04	%(c)	2.08%	2.04%

Net investment income	4.25%		4.87%	5.27%		6.20%	5.28%

Supplemental data

Net assets, end of period (in thousands)	$2,064		$2,908	$2,846		$3,569	$2,420

Portfolio turnover	26%		21%	24%		38%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012	2011		2010	2009
Per share data
Net asset value, beginning of period	$12.46		$11.30	$11.65		$10.32	$7.04

Income from investment operations:

Net investment income	0.52		0.56	0.58		0.67	0.45

Net realized and unrealized gain (loss)	(0.86)		1.15	(0.26)		1.32	3.22

Total from investment operations	(0.34)		1.71	0.32		1.99	3.67

Less distributions to shareholders:

Net investment income	(0.50)		(0.55)	(0.67)		(0.66)	(0.39)

Net realized gains	(0.08)		—	—		—	—

Total distributions to shareholders	(0.58)		(0.55)	(0.67)		(0.66)	(0.39)

Net asset value, end of period	$11.54		$12.46	$11.30		$11.65	$10.32

Total return	(2.85%)		15.55%	2.96%		19.87%	53.57%

Ratios to average net assets(a)

Total gross expenses	1.88%		1.91%	2.03%		2.14%	2.13%

Total net expenses(b)	1.88	%(c)	1.91%	2.02	%(c)	2.06%	2.03%

Net investment income	4.28%		4.78%	5.11%		6.14%	5.06%

Supplemental data

Net assets, end of period (in thousands)	$58,219		$45,979	$19,877		$3,622	$722

Portfolio turnover	26%		21%	24%		38%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$12.51	$11.34	$11.69	$10.35	$7.05

Income from investment operations:

Net investment income	0.67	0.72	0.73	0.77	0.57

Net realized and unrealized gain (loss)	(0.86)	1.14	(0.27)	1.35	3.22

Total from investment operations	(0.19)	1.86	0.46	2.12	3.79

Less distributions to shareholders:

Net investment income	(0.65)	(0.69)	(0.81)	(0.78)	(0.49)

Net realized gains	(0.08)	—	—	—	—

Total distributions to shareholders	(0.73)	(0.69)	(0.81)	(0.78)	(0.49)

Net asset value, end of period	$11.59	$12.51	$11.34	$11.69	$10.35

Total return	(1.67%)	16.96%	4.18%	21.19%	55.52%

Ratios to average net assets(a)

Total gross expenses	0.65%	0.68%	0.83%	0.92%	0.88%

Total net expenses(b)	0.65%	0.68%	0.83%	0.92%	0.85%

Net investment income	5.56%	6.11%	6.43%	7.13%	6.59%

Supplemental data

Net assets, end of period (in thousands)	$281,985	$163,508	$146,569	$78,154	$106,359

Portfolio turnover	26%	21%	24%	38%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$12.50	$11.31	$11.68	$10.35	$7.05

Income from investment operations:

Net investment income	0.63	0.68	0.71	0.72	0.54

Net realized and unrealized gain (loss)	(0.86)	1.16	(0.31)	1.35	3.23

Total from investment operations	(0.23)	1.84	0.40	2.07	3.77

Less distributions to shareholders:

Net investment income	(0.61)	(0.65)	(0.77)	(0.74)	(0.47)

Net realized gains	(0.08)	—	—	—	—

Total distributions to shareholders	(0.69)	(0.65)	(0.77)	(0.74)	(0.47)

Net asset value, end of period	$11.58	$12.50	$11.31	$11.68	$10.35

Total return	(1.97%)	16.87%	3.65%	20.75%	55.14%

Ratios to average net assets(a)

Total gross expenses	0.95%	0.98%	1.17%	1.27%	1.18%

Total net expenses(b)	0.95%	0.98%	1.13%	1.22%	1.11%

Net investment income	5.16%	5.78%	6.18%	6.52%	6.31%

Supplemental data

Net assets, end of period (in thousands)	$36	$72	$62	$124	$23

Portfolio turnover	26%	21%	24%	38%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2013		2012(a)
Per share data
Net asset value, beginning of period	$12.50		$11.30

Income from investment operations:

Net investment income	0.58		0.58

Net realized and unrealized gain (loss)	(0.85)		1.23

Total from investment operations	(0.27)		1.81

Less distributions to shareholders:

Net investment income	(0.56)		(0.61)

Net realized gains	(0.08)		—

Total distributions to shareholders	(0.64)		(0.61)

Net asset value, end of period	$11.59		$12.50

Total return	(2.29%)		16.57%

Ratios to average net assets(b)

Total gross expenses	1.39%		1.42	%(c)

Total net expenses(d)	1.39	%(e)	1.42	%(c)

Net investment income	4.79%		5.15	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,711		$2,877

Portfolio turnover	26%		21%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$12.57

Income from investment operations:

Net investment income	0.41

Net realized and unrealized loss	(0.98)

Total from investment operations	(0.57)

Less distributions to shareholders:

Net investment income	(0.40)

Total distributions to shareholders	(0.40)

Net asset value, end of period	$11.60

Total return	(4.57%)

Ratios to average net assets(b)

Total gross expenses	0.92	%(c)

Total net expenses(d)	0.92	%(c)(e)

Net investment income	5.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,055

Portfolio turnover	26%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

Class R5	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$12.57

Income from investment operations:

Net investment income	0.64

Net realized and unrealized loss	(0.90)

Total from investment operations	(0.26)

Less distributions to shareholders:

Net investment income	(0.64)

Net realized gains	(0.08)

Total distributions to shareholders	(0.72)

Net asset value, end of period	$11.59

Total return	(2.19%)

Ratios to average net assets(b)

Total gross expenses	0.71	%(c)

Total net expenses(d)	0.71	%(c)

Net investment income	5.54	%(c)

Supplemental data

Net assets, end of period (in thousands)	$11,814

Portfolio turnover	26%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2013		2012	2011		2010	2009
Per share data
Net asset value, beginning of period	$12.49		$11.31	$11.68		$10.34	$7.05

Income from investment operations:

Net investment income	0.61		0.66	0.68		0.75	0.53

Net realized and unrealized gain (loss)	(0.86)		1.15	(0.30)		1.32	3.21

Total from investment operations	(0.25)		1.81	0.38		2.07	3.74

Less distributions to shareholders:

Net investment income	(0.59)		(0.63)	(0.75)		(0.73)	(0.45)

Net realized gains	(0.08)		—	—		—	—

Total distributions to shareholders	(0.67)		(0.63)	(0.75)		(0.73)	(0.45)

Net asset value, end of period	$11.57		$12.49	$11.31		$11.68	$10.34

Total return	(2.13%)		16.53%	3.47%		20.68%	54.69%

Ratios to average net assets(a)

Total gross expenses	1.13%		1.15%	1.45%		1.37%	1.33%

Total net expenses(b)	1.13	%(c)	1.15%	1.30	%(c)	1.37%	1.30%

Net investment income	5.02%		5.63%	5.96%		6.93%	6.18%

Supplemental data

Net assets, end of period (in thousands)	$64,994		$63,707	$67,886		$74,067	$117,037

Portfolio turnover	26%		21%	24%		38%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

Class Y	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$12.57

Income from investment operations

Net investment income	0.65

Net realized and unrealized loss	(0.90)

Total from investment operations	(0.25)

Less distributions to shareholders:

Net investment income	(0.65)

Net realized gains	(0.08)

Total distributions to shareholders	(0.73)

Net asset value, end of period	$11.59

Total return	(2.14%)

Ratios to average net assets(b)

Total gross expenses	0.65	%(c)

Total net expenses(d)	0.65	%(c)

Net investment income	5.66	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,286

Portfolio turnover	26%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$12.51		$11.35	$11.69		$11.47

Income from investment operations:

Net investment income	0.64		0.68	0.68		0.07

Net realized and unrealized gain (loss)	(0.86)		1.14	(0.22)		0.24

Total from investment operations	(0.22)		1.82	0.46		0.31

Less distributions to shareholders:

Net investment income	(0.62)		(0.66)	(0.80)		(0.09)

Net realized gains	(0.08)		—	—		—

Total distributions to shareholders	(0.70)		(0.66)	(0.80)		(0.09)

Net asset value, end of period	$11.59		$12.51	$11.35		$11.69

Total return	(1.87%)		16.64%	4.16%		2.68%

Ratios to average net assets(b)

Total gross expenses	0.88%		0.91%	0.84%		1.32	%(c)

Total net expenses(d)	0.88	%(e)	0.91%	0.84	%(e)	0.97	%(c)

Net investment income	5.23%		5.72%	6.03%		7.36	%(c)

Supplemental data

Net assets, end of period (in thousands)	$124,223		$144,687	$35,902		$123

Portfolio turnover	26%		21%	24%		38%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Columbia Emerging Markets Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2013	33

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral

34	Annual Report 2013

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates and manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation

Annual Report 2013	35

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contact specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	47,870

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	67,658

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended October 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(52,181)	(52,181)

Foreign exchange risk	(608,231)	—	—	(608,231)

Interest rate risk	—	(370,211)	—	(370,211)

Total	(608,231)	(370,211)	(52,181)	(1,030,623)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	52,181	52,181

Foreign exchange risk	(72,722)	—	—	(72,722)

Interest rate risk	—	89,194	—	89,194

Total	(72,722)	89,194	52,181	68,653

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	97
Futures contracts	92

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund

36	Annual Report 2013

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

Annual Report 2013	37

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.53% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $3,242.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees through April 30, 2014.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.26	*
Class R5	0.05	*
Class W	0.23
Class Z	0.23

*	Annualized.

38	Annual Report 2013

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $162,000 and $422,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $665,170 for Class A, $496 for Class B and $17,857 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

(excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	1.25%		1.28%
Class B	2.00		2.03
Class C	2.00		2.03
Class I	0.83		0.83
Class K	1.13		1.13
Class R	1.50		1.53
Class R4	1.00	*	—
Class R5	0.88		0.88
Class W	1.25		1.28
Class Y	0.83		0.83
Class Z	1.00		1.03

*	Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, tax straddles, foreign currency transactions, reversal of capital gains (losses) on a redemption-in-kind and derivative

Annual Report 2013	39

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$905,639
Accumulated net realized gain	(2,061,396)
Paid-in capital	1,155,757

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
Ordinary income	$40,147,264	$30,026,666
Long-term capital gains	5,010,564	—
Total	45,157,828	30,026,666

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,059,666
Undistributed accumulated long-term gain	9,706,141
Unrealized depreciation	(7,814,660)

At October 31, 2013, the cost of investments for federal income tax purposes was $790,288,556 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,430,102
Unrealized depreciation	(31,244,762)
Net unrealized depreciation	(7,814,660)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $342,629,951 and $198,360,481, respectively, for the year ended October 31, 2013.

Note 6. Redemption-in-Kind

Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended October 31, 2013, securities and other assets with a value of $35,732,151 were distributed to Class Z shareholders, to satisfy their redemption requests. The net realized gain on these securities was $1,183,573, which is not taxable to remaining shareholders in the Fund.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds.

40	Annual Report 2013

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2013, affiliated shareholder accounts owned 55.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Annual Report 2013	41

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42	Annual Report 2013

Columbia Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

Annual Report 2013	43

Columbia Emerging Markets Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$10,210,829
Foreign Taxes Paid	$138,330
Foreign Source Income	$11,487,458

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

44	Annual Report 2013

Columbia Emerging Markets Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	45

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

46	Annual Report 2013

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	47

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

48	Annual Report 2013

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013	49

Columbia Emerging Markets Bond Fund

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50	Annual Report 2013

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Annual Report 2013	51

Columbia Emerging Markets Bond Fund

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52	Annual Report 2013

Columbia Emerging Markets Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	53

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN141_10_C01_(12/13)

Annual Report October 31, 2013

Columbia European Equity Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia European Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia European Equity Fund

Performance Overview

Performance Summary

>	Columbia European Equity Fund (the Fund) Class A shares returned 29.57% excluding sales charges for the 12-month period that ended October 31, 2013.

>	The Fund outperformed its benchmark, the MSCI Europe Index (Net), which returned 27.70% during the same period.

>	An emphasis on consumer discretionary stocks helped the Fund outperform its benchmark, as did underweights relative to the index in energy and utility stocks.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	06/26/00
Excluding sales charges		29.57	15.53	9.98
Including sales charges		22.17	14.16	9.32
Class B	06/26/00
Excluding sales charges		28.59	14.68	9.16
Including sales charges		23.59	14.44	9.16
Class C	06/26/00
Excluding sales charges		28.58	14.68	9.17
Including sales charges		27.58	14.68	9.17
Class I*	07/15/04	30.29	16.19	10.54
Class K	06/26/00	29.93	15.79	10.27
Class W*	06/18/12	29.42	15.51	9.96
Class Z*	09/27/10	29.83	15.79	10.10
MSCI Europe Index (Net)		27.70	12.15	8.22

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual funds/appended-performance for more information.

The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia European Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia European Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia European Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Dan Ison

Nick Davis*

*	Effective December 2, 2013, Nick Davis was named a Deputy Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2013)
Vodafone Group PLC (United Kingdom)	3.2
Bayer AG, Registered Shares (Germany)	3.0
Allianz SE, Registered Shares (Germany)	2.4
UBS AG, Registered Shares (Switzerland)	2.4
ING Groep NV-CVA (Netherlands)	2.4
European Aeronautic Defence and Space Co. NV (France)	2.4
Roche Holding AG, Genusschein Shares (Switzerland)	2.3
ASML Holding NV (Netherlands)	2.2
Brenntag AG (Germany)	2.1
BNP Paribas SA (France)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund’s Class A shares returned 29.57% excluding sales charges for the 12 months ended October, 31, 2013. The Fund outperformed its benchmark, the MSCI Europe Index (Net), which returned 27.70% for the same 12-month period. Good sector positioning was a major factor in the Fund’s strong results relative to its benchmark. It had more exposure than the benchmark to consumer discretionary stocks and less exposure to the poor-performing energy and utilities groups. The Fund was underweight in the U.K., which aided performance early in the year but became a modest drag on performance as the country ended the 12-month period as a strong performer. We added to the Fund’s U.K. position as the year wore on. Other disappointments were mostly company specific.

Developed Economies Outperformed

Despite some periodic worries about slowing growth in China and other emerging markets, world equity markets produced solid results for the 12 months ended October 31, 2013. Returns were especially impressive in developed economies, notably in the United States, Japan and Europe, with the latter two economic regions showing clear evidence of economic recovery. Sectors sensitive to economic performance, such as consumer discretionary and information technology, tended to outperform more defensive sectors of the market, including energy. In general, investors appeared confident that accommodative monetary policies by major central banks would help sustain economic recovery. Nevertheless, concerns arose midway through the period in reaction to the announcement by the U.S. Federal Reserve (the Fed) that it was considering cutting back on its monthly bond purchases, which would restrict financial liquidity in emerging markets — action that the Fed did not subsequently take within the period. These markets had already been affected by slowing growth in China, economic deterioration in India and declining demand for materials from commodity-producing export nations. Despite these concerns, the world’s stock markets produced positive results over the 12-month period, even emerging markets, although their returns were more muted.

Contributors and Detractors

An overweight in the strong-performing consumer discretionary sector was a major factor in the Fund’s outperformance relative to its benchmark. The Fund held several consumer-oriented names that benefited from growing demand in China and other emerging markets, including German tire and automotive parts company Continental and Swiss watch company Swatch Group. Other individual holdings that contributed to the Fund’s solid returns included EADS, the Netherlands-based aircraft company that produces the Airbus. The company’s competitive position improved at a time when airlines were moving to update aging fleets of airliners. Additionally, investments in Persimmon, a British homebuilder, and in Kabel Deutschland, a German cable communications firm taken over by Vodafone of the U.K., also supported Fund results. Relative performance also was helped by the decision to underweight the energy and utilities sectors, both of which were underperformers. Moderating oil prices weighed on energy stocks while European utilities tended to have low pricing power as a consequence of aggressive regulatory supervision.

Disappointments for the period were mostly company specific. These included Germany-based Fresenius Medical Care and Lanxess and Aggreko of the U.K. A leading provider of services to kidney patients, Fresenius Medical Care was hurt by changing prices in the Medicare program in the United States. Meanwhile Lanxess, a specialty chemical company, was affected by weakening demand. Aggreko,

4	Annual Report 2013

Columbia European Equity Fund

Manager Discussion of Fund Performance (continued)

which provides temporary power production services globally, was affected by the phased withdrawal of the U.S. Army from Afghanistan and declining demand in post-tsunami Japan.

New Positions Established

As the period progressed, we added several new positions, including the French electrical system specialist Schneider, the German pharmaceutical and agro-chemical firm Bayer and the U.K.-based telecommunications firm Vodafone. We purchased Schneider because of its ability to generate strong cash flow and its potential to benefit from construction of energy-efficient buildings, while we found Bayer appealing because of its strong product line. We established the position in Vodafone both to mitigate the effects of the Fund’s sector underweight in telecommunications and in expectation that the company would restructure its global exposure, later born out by the sale of its interests in Verizon Wireless in the U.S. Meanwhile, we sold several positions, including Kabel Deutschland and Swiss staples company Nestlé.

Looking Ahead

While Europe continues to face longer-term structural issues, we currently believe that near-term prospects for investing in European equities continue to improve. In our view, the European Central Bank continues to pursue accommodative monetary policies, while the outlook for Germany and some peripheral markets have improved, despite some political risks generated by resistance to some national austerity programs. Against this backdrop, we continue to seek good long-term opportunities in selected companies with strong earnings potential, and we have sought to reposition the portfolio with less emphasis on companies highly exposed to export trade and more emphasis on companies we believe are positioned to benefit from domestic demand.

Country Breakdown (%) (at October 31, 2013)
Belgium	1.9
Denmark	0.9
Finland	0.6
France	15.8
Germany	14.5
Italy	1.0
Netherlands	9.8
Norway	1.5
Spain	4.1
Sweden	2.8
Switzerland	10.0
United Kingdom	33.4
United States(a)	3.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at October 31, 2013)
Aerospace & Defense	3.4
Airlines	2.2
Auto Components	4.1
Beverages	3.1
Biotechnology	0.6
Capital Markets	3.0
Chemicals	4.5
Commercial Banks	10.9
Computers & Peripherals	1.5
Diversified Financial Services	3.3
Diversified Telecommunication Services	5.2
Electrical Equipment	2.4
Energy Equipment & Services	1.1
Food Products	2.5
Health Care Equipment & Supplies	2.3
Hotels, Restaurants & Leisure	0.9
Household Durables	1.8
Insurance	8.3

Annual Report 2013	5

Columbia European Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2013) (continued)
IT Services	2.2
Machinery	2.0
Media	4.2
Oil, Gas & Consumable Fuels	1.9
Personal Products	0.9
Pharmaceuticals	7.5
Professional Services	1.1
Semiconductors & Semiconductor Equipment	2.1
Software	1.4
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	3.0
Tobacco	1.0
Trading Companies & Distributors	5.1
Wireless Telecommunication Services	3.1
Money Market Funds	3.8
Total	101.6

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund’s prospectus for information on these and other risks.

6	Annual Report 2013

Columbia European Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,138.80	1,018.25	7.44	7.02	1.38
Class B	1,000.00	1,000.00	1,135.10	1,014.42	11.52	10.87	2.14
Class C	1,000.00	1,000.00	1,135.60	1,014.57	11.36	10.71	2.11
Class I	1,000.00	1,000.00	1,141.60	1,020.67	4.86	4.58	0.90
Class K	1,000.00	1,000.00	1,140.70	1,019.16	6.47	6.11	1.20
Class W	1,000.00	1,000.00	1,139.40	1,018.00	7.71	7.27	1.43
Class Z	1,000.00	1,000.00	1,140.90	1,019.46	6.15	5.80	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	7

Columbia European Equity Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 95.4%
Issuer	Shares	Value ($)
Belgium 1.9%
Anheuser-Busch InBev NV	89,367	9,294,489

Denmark 0.9%
Novo Nordisk A/S, Class B	27,127	4,513,554

Finland 0.6%
KONE OYJ, Class B	35,841	3,160,668

France 16.0%
AtoS	47,934	4,092,378

BNP Paribas SA	133,455	9,882,562

Essilor International SA	43,720	4,695,439

European Aeronautic Defence and Space Co. NV	163,654	11,245,598

Iliad SA	32,033	7,324,185

L’Oreal SA	25,614	4,387,168

Legrand SA	84,879	4,820,673

Publicis Groupe SA	104,020	8,675,948

Schneider Electric SA	79,912	6,732,454

Societe Generale SA	110,652	6,282,940

Thales SA	83,590	5,129,941

Vivendi SA	187,188	4,751,416

Total		78,020,702

Germany 12.4%
Allianz SE, Registered Shares	69,327	11,662,544

Bayer AG, Registered Shares	115,065	14,301,241

Brenntag AG	58,836	9,969,590

Continental AG	40,104	7,348,187

Merck KGaA	40,729	6,779,752

Prosieben Sat.1 Media AG, Registered Shares	70,404	3,345,933

SAP AG	86,114	6,765,062

Total		60,172,309

Italy 1.1%
Intesa Sanpaolo SpA	2,075,634	5,160,107

Netherlands 9.9%
Aegon NV	841,272	6,698,074

ASML Holding NV	110,387	10,479,461

Gemalto NV	63,181	7,084,897

ING Groep NV-CVA(a)	891,152	11,353,064

Reed Elsevier NV	405,813	8,173,971

Ziggo NV	106,215	4,557,863

Total		48,347,330

Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 1.5%
DNB ASA	406,503	7,204,049

Spain 4.2%
Amadeus IT Holding SA, Class A	177,935	6,607,517

Banco Popular Espanol SA(a)	804,027	4,576,269

Grifols SA	76,745	3,147,375

Inditex SA	36,425	5,984,178

Total		20,315,339

Sweden 2.8%
Elekta AB, Class B	236,129	3,483,605

Investment AB Kinnevik, Class B	125,541	4,626,383

Nordea Bank AB	449,221	5,753,866

Total		13,863,854

Switzerland 10.2%
Aryzta AG	33,442	2,498,890

Cie Financiere Richemont SA, Class A, Registered Shares	76,736	7,869,383

Roche Holding AG, Genusschein Shares	40,070	11,093,386

Sika AG	1,556	4,906,283

Swatch Group AG (The), Registered Shares	60,948	6,791,032

Syngenta AG, Registered Shares	12,550	5,069,240

UBS AG, Registered Shares	588,573	11,390,689

Total		49,618,903

United Kingdom 33.9%
Ashtead Group PLC	386,014	4,054,021

Barclays PLC	2,018,455	8,531,122

BG Group PLC	451,753	9,224,475

British American Tobacco PLC	86,755	4,779,576

BT Group PLC	1,439,216	8,699,794

Diageo PLC	185,598	5,913,067

easyJet PLC	262,074	5,500,539

Experian PLC	266,123	5,419,108

GKN PLC	989,683	5,838,047

IMI PLC	261,669	6,373,114

Intercontinental Hotels Group PLC	143,328	4,175,684

International Consolidated Airlines Group SA(a)	896,842	5,002,787

John Wood Group PLC	403,413	5,252,277

Johnson Matthey PLC	150,064	7,227,999

Legal & General Group PLC	2,538,047	8,802,334

Lloyds Banking Group PLC(a)	4,697,338	5,839,333

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Persimmon PLC	431,377	8,749,620

Prudential PLC	387,585	7,948,390

Schroders PLC	75,779	3,133,588

Smith & Nephew PLC	255,952	3,270,834

St. James’s Place PLC	499,532	5,414,417

Travis Perkins PLC	160,653	4,780,887

Unilever PLC	240,760	9,747,368

Vodafone Group PLC	4,223,376	15,202,596

Wolseley PLC	109,348	5,892,791

Total		164,773,768

Total Common Stocks
(Cost: $373,473,666)		464,445,072

Preferred Stocks 2.4%
Germany 2.4%
Henkel AG & Co. KGaA	42,956	4,648,381

Volkswagen AG	27,619	7,019,940

Total		11,668,321

Total Preferred Stocks
(Cost: $8,767,529)		11,668,321

Money Market Funds 3.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.093%(b)(c)	18,413,364	18,413,364
Total Money Market Funds
(Cost: $18,413,364)		18,413,364

Total Investments
(Cost: $400,654,559)		494,526,757

Other Assets & Liabilities, Net		(7,861,663)

Net Assets		486,665,094

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,230,027	146,683,350	(132,500,013)	18,413,364	4,161	18,413,364

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	66,951,982	—	66,951,982

Consumer Staples	—	36,620,558	—	36,620,558

Energy	—	14,476,752	—	14,476,752

Financials	—	124,259,731	—	124,259,731

Health Care	—	51,285,186	—	51,285,186

Industrials	—	78,082,171	—	78,082,171

Information Technology	—	35,029,315	—	35,029,315

Materials	—	17,203,523	—	17,203,523

Telecommunication Services	—	40,535,854	—	40,535,854

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Preferred Stocks

Consumer Discretionary	—	7,019,940	—	7,019,940

Consumer Staples	—	4,648,381	—	4,648,381

Total Equity Securities	—	476,113,393	—	476,113,393

Mutual Funds

Money Market Funds	18,413,364	—	—	18,413,364

Total Mutual Funds	18,413,364	—	—	18,413,364

Total	18,413,364	476,113,393	—	494,526,757

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia European Equity Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $382,241,195)	$476,113,393

Affiliated issuers (identified cost $18,413,364)	18,413,364

Total investments (identified cost $400,654,559)	494,526,757

Foreign currency (identified cost $3,892,483)	3,892,399

Receivable for:

Capital shares sold	2,095,994

Dividends	103,776

Reclaims	914,645

Prepaid expenses	4,082

Total assets	501,537,653

Liabilities

Payable for:

Investments purchased	14,381,515

Capital shares purchased	378,671

Investment management fees	10,499

Distribution and/or service fees	1,075

Transfer agent fees	27,788

Administration fees	1,066

Compensation of board members	14,454

Other expenses	57,491

Total liabilities	14,872,559

Net assets applicable to outstanding capital stock	$486,665,094

Represented by

Paid-in capital	$387,630,532

Undistributed net investment income	4,100,648

Accumulated net realized gain	1,000,634

Unrealized appreciation (depreciation) on:

Investments	93,872,198

Foreign currency translations	61,082

Total — representing net assets applicable to outstanding capital stock	$486,665,094

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia European Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$100,942,555

Shares outstanding	13,367,838

Net asset value per share	$7.55

Maximum offering price per share(a)	$8.01

Class B

Net assets	$1,561,368

Shares outstanding	208,625

Net asset value per share	$7.48

Class C

Net assets	$13,322,250

Shares outstanding	1,808,215

Net asset value per share	$7.37

Class I

Net assets	$263,735,891

Shares outstanding	34,784,651

Net asset value per share	$7.58

Class K

Net assets	$13,891

Shares outstanding	1,843

Net asset value per share	$7.54

Class W

Net assets	$3,609

Shares outstanding	480

Net asset value per share	$7.52

Class Z

Net assets	$107,085,530

Shares outstanding	14,212,523

Net asset value per share	$7.53

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia European Equity Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$10,996,749

Dividends — affiliated issuers	4,161

Income from securities lending — net	204

Foreign taxes withheld	(1,120,677)

Total income	9,880,437

Expenses:

Investment management fees	3,078,576

Distribution and/or service fees

Class A	156,744

Class B	15,199

Class C	37,237

Class W	8

Transfer agent fees

Class A	154,011

Class B	3,771

Class C	8,951

Class K	7

Class W	9

Class Z	181,182

Administration fees	311,340

Plan administration fees

Class K	36

Compensation of board members	19,186

Custodian fees	64,508

Printing and postage fees	20,844

Registration fees	64,372

Professional fees	40,451

Other	6,047

Total expenses	4,162,479

Expense reductions	(20)

Total net expenses	4,162,459

Net investment income	5,717,978

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	32,239,051

Foreign currency translations	(114,948)

Net realized gain	32,124,103

Net change in unrealized appreciation (depreciation) on:

Investments	65,084,867

Foreign currency translations	57,778

Net change in unrealized appreciation (depreciation)	65,142,645

Net realized and unrealized gain	97,266,748

Net increase in net assets resulting from operations	$102,984,726

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia European Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations

Net investment income	$5,717,978	$6,028,718

Net realized gain (loss)	32,124,103	(200,192)

Net change in unrealized appreciation (depreciation)	65,142,645	26,011,514

Net increase in net assets resulting from operations	102,984,726	31,840,040

Distributions to shareholders

Net investment income

Class A	(841,341)	(146,906)

Class B	(7,782)	—

Class C	(24,712)	—

Class I	(4,821,907)	(2,750,865)

Class K	(321)	(156)

Class W	(54)	—

Class Z	(1,254,063)	(2,120)

Net realized gains

Class A	(225,554)	—

Class B	(6,395)	—

Class C	(9,195)	—

Class I	(972,651)	—

Class K	(75)	—

Class W	(12)	—

Class Z	(258,474)	—

Total distributions to shareholders	(8,422,536)	(2,900,047)

Increase (decrease) in net assets from capital stock activity	38,518,721	(58,640,140)

Total increase (decrease) in net assets	133,080,911	(29,700,147)

Net assets at beginning of year	353,584,183	383,284,330

Net assets at end of year	$486,665,094	$353,584,183

Undistributed net investment income	$4,100,648	$5,324,427

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia European Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013		Year Ended October 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	6,223,524	44,226,144	1,015,395	5,676,650

Distributions reinvested	167,217	1,045,109	27,218	140,171

Redemptions	(1,920,451)	(12,604,988)	(3,163,855)	(17,365,536)

Net increase (decrease)	4,470,290	32,666,265	(2,121,242)	(11,548,715)

Class B shares

Subscriptions	52,050	350,893	12,156	68,779

Distributions reinvested	2,231	13,902	—	—

Redemptions(b)	(99,765)	(663,026)	(196,270)	(1,054,046)

Net decrease	(45,484)	(298,231)	(184,114)	(985,267)

Class C shares

Subscriptions	1,597,096	11,281,247	198,639	1,125,618

Distributions reinvested	3,290	20,202	—	—

Redemptions	(154,250)	(1,022,834)	(73,195)	(401,509)

Net increase	1,446,136	10,278,615	125,444	724,109

Class I shares

Subscriptions	1,121,849	7,646,174	18,070,680	101,625,088

Distributions reinvested	927,097	5,794,354	534,136	2,750,802

Redemptions	(6,959,300)	(46,442,789)	(36,955,761)	(211,614,642)

Net decrease	(4,910,354)	(33,002,261)	(18,350,945)	(107,238,752)

Class K shares

Subscriptions	48	343	106	594

Distributions reinvested	51	313	27	136

Redemptions	(1,169)	(7,390)	(2,082)	(11,825)

Net decrease	(1,070)	(6,734)	(1,949)	(11,095)

Class W shares

Subscriptions	—	—	480	2,500

Net increase	—	—	480	2,500

Class Z shares

Subscriptions	5,725,579	40,541,647	10,229,369	60,852,542

Distributions reinvested	242,971	1,511,281	402	2,066

Redemptions	(1,921,605)	(13,171,861)	(76,973)	(437,528)

Net increase	4,046,945	28,881,067	10,152,798	60,417,080

Total net increase (decrease)	5,006,463	38,518,721	(10,379,528)	(58,640,140)

(a)	Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia European Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$5.94		$5.47		$5.80		$4.86	$3.88

Income from investment operations:

Net investment income	0.07		0.08		0.05		0.03	0.07

Net realized and unrealized gain (loss)	1.66		0.40		(0.35)		0.98	0.96

Total from investment operations	1.73		0.48		(0.30)		1.01	1.03

Less distributions to shareholders:

Net investment income	(0.09)		(0.01)		(0.03)		(0.07)	(0.06)

Net realized gains	(0.03)		—		—		—	—

Total distributions to shareholders	(0.12)		(0.01)		(0.03)		(0.07)	(0.06)

Proceeds from regulatory settlements	—		—		—		—	0.01

Net asset value, end of period	$7.55		$5.94		$5.47		$5.80	$4.86

Total return	29.57%		8.88%		(5.25%)		21.14%	27.11	%(a)

Ratios to average net assets(b)(c)

Total gross expenses	1.42%		1.54	%(d)	1.55%		1.67%	1.93%

Total net expenses(e)	1.42	%(f)	1.52	%(d)(f)	1.51	%(f)	1.41%	1.61%

Net investment income	1.03%		1.42%		0.84%		0.63%	1.79%

Supplemental data

Net assets, end of period (in thousands)	$100,943		$52,850		$60,295		$69,831	$64,717

Portfolio turnover	73%		126%		121%		115%	154%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$5.87		$5.44		$5.78		$4.83		$3.82

Income from investment operations:

Net investment income (loss)	0.03		0.04		0.01		(0.00	)(a)	0.05

Net realized and unrealized gain (loss)	1.64		0.39		(0.35)		0.97		0.95

Total from investment operations	1.67		0.43		(0.34)		0.97		1.00

Less distributions to shareholders:

Net investment income	(0.03)		—		—		(0.02)		—

Net realized gains	(0.03)		—		—		—		—

Total distributions to shareholders	(0.06)		—		—		(0.02)		—

Proceeds from regulatory settlements	—		—		—		—		0.01

Net asset value, end of period	$7.48		$5.87		$5.44		$5.78		$4.83

Total return	28.59%		7.90%		(5.88%)		20.10%		26.44	%(b)

Ratios to average net assets(c)(d)

Total gross expenses	2.18%		2.28	%(e)	2.30%		2.41%		2.74%

Total net expenses(f)	2.18	%(g)	2.27	%(e)(g)	2.26	%(g)	2.16%		2.40%

Net investment income (loss)	0.42%		0.78%		0.15%		(0.06%)		1.22%

Supplemental data

Net assets, end of period (in thousands)	$1,561		$1,492		$2,382		$4,051		$6,124

Portfolio turnover	73%		126%		121%		115%		154%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$5.82		$5.39		$5.72		$4.81	$3.81

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	0.04		0.01		(0.01)	0.04

Net realized and unrealized gain (loss)	1.64		0.39		(0.34)		0.96	0.95

Total from investment operations	1.64		0.43		(0.33)		0.95	0.99

Less distributions to shareholders:

Net investment income	(0.06)		—		—		(0.04)	(0.00	)(a)

Net realized gains	(0.03)		—		—		—	—

Total distributions to shareholders	(0.09)		—		—		(0.04)	(0.00	)(a)

Proceeds from regulatory settlements	—		—		—		—	0.01

Net asset value, end of period	$7.37		$5.82		$5.39		$5.72	$4.81

Total return	28.58%		7.98%		(5.77%)		19.96%	26.39	%(b)

Ratios to average net assets(c)(d)

Total gross expenses	2.15%		2.31	%(e)	2.29%		2.43%	2.69%

Total net expenses(f)	2.15	%(g)	2.27	%(e)(g)	2.26	%(g)	2.17%	2.37%

Net investment income (loss)	(0.05%)		0.72%		0.11%		(0.10%)	1.07%

Supplemental data

Net assets, end of period (in thousands)	$13,322		$2,106		$1,274		$1,406	$1,157

Portfolio turnover	73%		126%		121%		115%	154%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$5.96	$5.50		$5.80	$4.86	$3.89

Income from investment operations:

Net investment income	0.11	0.10		0.11	0.05	0.09

Net realized and unrealized gain (loss)	1.66	0.41		(0.36)	0.98	0.95

Total from investment operations	1.77	0.51		(0.25)	1.03	1.04

Less distributions to shareholders:

Net investment income	(0.12)	(0.05)		(0.05)	(0.09)	(0.08)

Net realized gains	(0.03)	—		—	—	—

Total distributions to shareholders	(0.15)	(0.05)		(0.05)	(0.09)	(0.08)

Proceeds from regulatory settlements	—	—		—	—	0.01

Net asset value, end of period	$7.58	$5.96		$5.50	$5.80	$4.86

Total return	30.29%	9.36%		(4.36%)	21.61%	27.78	%(a)

Ratios to average net assets(b)(c)

Total gross expenses	0.93%	0.97	%(d)	1.00%	1.14%	1.31%

Total net expenses(e)	0.93%	0.97	%(d)	1.00%	0.96%	1.16%

Net investment income	1.65%	1.86%		1.83%	1.07%	2.27%

Supplemental data

Net assets, end of period (in thousands)	$263,736	$236,735		$319,236	$8	$6

Portfolio turnover	73%	126%		121%	115%	154%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$5.93	$5.47		$5.79	$4.86	$3.90

Income from investment operations:

Net investment income	0.08	0.08		0.06	0.04	0.07

Net realized and unrealized gain (loss)	1.67	0.41		(0.34)	0.97	0.97

Total from investment operations	1.75	0.49		(0.28)	1.01	1.04

Less distributions to shareholders:

Net investment income	(0.11)	(0.03)		(0.04)	(0.08)	(0.09)

Net realized gains	(0.03)	—		—	—	—

Total distributions to shareholders	(0.14)	(0.03)		(0.04)	(0.08)	(0.09)

Proceeds from regulatory settlements	—	—		—	—	0.01

Net asset value, end of period	$7.54	$5.93		$5.47	$5.79	$4.86

Total return	29.93%	9.08%		(4.93%)	21.08%	27.57	%(a)

Ratios to average net assets(b)(c)

Total gross expenses	1.23%	1.27	%(d)	1.32%	1.49%	1.58%

Total net expenses(e)	1.23%	1.27	%(d)	1.26%	1.27%	1.39%

Net investment income	1.21%	1.43%		1.08%	0.79%	1.79%

Supplemental data

Net assets, end of period (in thousands)	$14	$17		$27	$25	$18

Portfolio turnover	73%	126%		121%	115%	154%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2013		2012(a)
Per share data
Net asset value, beginning of period	$5.94		$5.21

Income from investment operations:

Net investment income	0.07		0.00	(b)

Net realized and unrealized gain	1.65		0.73

Total from investment operations	1.72		0.73

Less distributions to shareholders:

Net investment income	(0.11)		—

Net realized gains	(0.03)		—

Total distributions to shareholders	(0.14)		—

Net asset value, end of period	$7.52		$5.94

Total return	29.42%		14.01%

Ratios to average net assets(c)(d)

Total gross expenses	1.46%		1.64	%(e)

Total net expenses(f)	1.46	%(g)	1.52	%(e)

Net investment income	1.09%		0.11	%(e)

Supplemental data

Net assets, end of period (in thousands)	$4		$3

Portfolio turnover	73%		126%

Notes to Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$5.94		$5.49		$5.80		$5.52

Income from investment operations:

Net investment income	0.09		0.02		0.10		0.00	(b)

Net realized and unrealized gain (loss)	1.65		0.47		(0.36)		0.28

Total from investment operations	1.74		0.49		(0.26)		0.28

Less distributions to shareholders:

Net investment income	(0.12)		(0.04)		(0.05)		—

Net realized gains	(0.03)		—		—		—

Total distributions to shareholders	(0.15)		(0.04)		(0.05)		—

Net asset value, end of period	$7.53		$5.94		$5.49		$5.80

Total return	29.83%		9.09%		(4.57%)		5.07%

Ratios to average net assets(c)(d)

Total gross expenses	1.17%		1.49	%(e)	1.24%		1.96	%(f)

Total net expenses(g)	1.17	%(h)	1.27	%(e)(h)	1.24	%(h)	1.27	%(f)

Net investment income	1.34%		0.34%		1.72%		0.12	%(f)

Supplemental data

Net assets, end of period (in thousands)	$107,086		$60,380		$70		$3

Portfolio turnover	73%		126%		121%		115%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia European Equity Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to

24	Annual Report 2013

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are

Annual Report 2013	25

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $2,193.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

26	Annual Report 2013

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.24
Class K	0.05
Class W	0.28
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $128,000 and $88,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $278,107 for Class A, $566 for Class B and $548 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014	Prior to March 1, 2013
Class A	1.51%	1.52%
Class B	2.26	2.27
Class C	2.26	2.27
Class I	1.09	1.07
Class K	1.39	1.37
Class W	1.51	1.52
Class Z	1.26	1.27

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement

Annual Report 2013	27

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$8,423
Accumulated net realized gain	(8,426)
Paid-in capital	3

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2013 ($)	Year Ended October 31, 2012 ($)
Ordinary income	6,950,180	2,900,047
Long-term capital gains	1,472,356	—
Total	8,422,536	2,900,047

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,675,423
Undistributed accumulated long-term gain	18,837,303
Unrealized appreciation	91,120,377

At October 31, 2013, the cost of investments for federal income tax purposes was $403,406,380 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$91,962,748
Unrealized depreciation	(842,371)
Net unrealized appreciation	91,120,377

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	15,645,478

For the year ended October 31, 2013, $11,277,251 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $310,197,884 and $282,424,607, respectively, for the year ended October 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to

28	Annual Report 2013

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2013, affiliated shareholder accounts owned 74.9 % of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Annual Report 2013	29

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2013

Columbia European Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia European Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

Annual Report 2013	31

Columbia European Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	89.64%
Capital Gain Dividend	$19,779,640
Foreign Taxes Paid	$1,120,436
Foreign Source Income	$10,996,749

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

32	Annual Report 2013

Columbia European Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	33

Columbia European Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2013

Columbia European Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	35

Columbia European Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

36	Annual Report 2013

Columbia European Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013	37

Columbia European Equity Fund

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38	Annual Report 2013

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Annual Report 2013	39

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40	Annual Report 2013

Columbia European Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN147_10_C01_(12/13)

Annual Report October 31, 2013

Columbia Global Bond Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Global Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Global Bond Fund

Performance Overview

Performance Summary

>	Columbia Global Bond Fund (the Fund) Class A shares returned -4.89% excluding sales charges for the 12-month period that ended October 31, 2013.

>	The Fund underperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned -1.54% for the same 12-month period.

>	Currency, interest rate and issue selection decisions detracted from the Fund’s relative results during the period.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/89
Excluding sales charges		-4.89	6.16	4.52
Including sales charges		-9.40	5.13	4.01
Class B	03/20/95
Excluding sales charges		-5.62	5.37	3.73
Including sales charges		-10.06	5.04	3.73
Class C	06/26/00
Excluding sales charges		-5.53	5.38	3.73
Including sales charges		-6.42	5.38	3.73
Class I*	03/04/04	-4.47	6.65	4.97
Class K	03/20/95	-4.73	6.34	4.73
Class R*	03/15/10	-4.98	5.87	4.20
Class W*	12/01/06	-5.04	6.13	4.50
Class Y*	11/08/12	-4.48	6.25	4.57
Class Z*	09/27/10	-4.50	6.38	4.63
Barclays Global Aggregate Bond Index		-1.54	6.07	5.08
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Global Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Global Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Jim Cielinski*

Matthew Cobon*

* Effective October 18, 2013, Mr. Cielinski and Mr. Cobon, were named Portfolio Managers of the Fund.

Country Breakdown (%) (at October 31, 2013)
Argentina	0.1
Australia	1.2
Belgium	0.0	(a)
Bermuda	0.7
Brazil	2.9
Canada	4.1
Colombia	0.4
Denmark	0.6
Finland	2.3
France	1.0
Germany	6.1
Greece	0.0	(a)
Indonesia	2.0
Italy	0.0	(a)
Japan	7.2
Kazakhstan	0.2
Lithuania	0.6
Luxembourg	0.1
Malaysia	1.9
Mexico	2.4
Netherlands	2.1
New Zealand	1.1
Norway	3.1
Peru	0.1
Philippines	0.2
Poland	3.5
Romania	0.4
Russian Federation	0.7
South Africa	0.5
South Korea	0.8
Supra-National	0.2
Sweden	0.9
Thailand	0.5
Turkey	0.8
United Kingdom	7.1
United States(b)	43.3
Uruguay	0.2

For the 12-month period that ended October 31, 2013, the Fund’s Class A shares returned -4.89% excluding sales charges. The Fund underperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned -1.54% for the same period. Currency, interest rate and issue selection decisions detracted from the Fund’s relative results during the period.

Active Management Decisions Overall Hampered Fund Returns

On an absolute basis, the Fund was hurt by a rise in bond yields in several key markets, especially in the U.S., and by appreciation of the U.S. dollar. The U.S. dollar rose 3.34% on a trade-weighted basis during the period. As the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa. The Fund had approximately 51% of its net assets exposed to foreign currencies, on average, during the period, down slightly from approximately 54%, on average, in the prior 12-month period.

Relative to the benchmark, our active currency, interest rate and issue selection decisions detracted from performance, while sector allocation decisions overall had little impact. Currency positioning had the biggest negative impact on the Fund’s relative returns, with overweight positions in the Australian dollar and several emerging market currencies and underweight positions in the euro, British pound and Swiss franc hurting most. Gains on the Fund’s positions in the New Zealand dollar and Norwegian krone and a prudently underweight position in the depreciating Japanese yen only partly offset these losses. Amongst our interest rate positioning, or duration management decisions, overweight positions in the U.K. government bond market and several local currency emerging market bond markets detracted. Issue selection was hampered by the Fund’s lack of exposure to the European peripheral bond markets, especially Italy and Spain, which performed well during the period. The Fund benefited from its allocation to U.S. high yield securities, but the positive contribution was fully offset by other sector allocation decisions.

Shifting Market Conditions Drove Fund Portfolio Changes

We made a number of changes to portfolio positioning in reaction to shifting market conditions. For example, we reduced the interest rate exposure, or duration, of the portfolio during the first half of the period when global economic growth showed signs of reaccelerating. This change brought the Fund to a more underweight duration than that of the benchmark and was accomplished by reducing the Fund’s duration-weighted exposure to the global government bond sector. During the second half of the period, we increased the Fund’s duration-weighted exposure to the investment grade corporate bond sector, funding this shift by decreasing the Fund’s exposure to the securitized sector by a corresponding amount. This shift reflected what we considered to be comparatively less attractive valuations in U.S. mortgage-backed securities.

In currencies, we reduced the Fund’s underweight position in the Japanese yen after the yen depreciation trend, so evident in the first half of the period, appeared to dissipate. We reduced the Fund’s overweight position in the Canadian dollar during the first half of the period, reflecting increased concerns that the Canadian dollar had become overvalued. We moved the proceeds in part to the Australian dollar, although that shift turned out to be ill-timed, since the Australian currency declined sharply early in the second half of the period on fears of slower Chinese economic growth and easier monetary policy in Australia.

4	Annual Report 2013

Columbia Global Bond Fund

Manager Discussion of Fund Performance (continued)

One of the bigger shifts in positioning we implemented was to increase the Fund’s exposure to a range of emerging market currencies during the second half of the period, after U.S. Federal Reserve (Fed) comments about a near-term tapering of its quantitative easing program prompted a widespread sell-off in emerging market assets. In hindsight, though, we made this shift too soon, underestimating the potential for a sustained reversal in capital flows to these countries.

Elsewhere, we increased the Fund’s overweight position in the Norwegian krone during the second half of the period, largely at the expense of the Swiss franc, where we moved to an increasingly underweight Fund position. We maintained an overweight position in the U.S. dollar through most of the period based on expectations that the U.S. currency would benefit from an earlier normalization of monetary policy. We then cut this U.S. dollar position sharply in the last months of the period when the Fed surprised markets by deciding not to taper its quantitative easing program after all.

Derivative Positions in the Fund

The Fund utilized currency forwards and interest rate futures as a cost-effective way of implementing strategy shifts and alpha (value-added) overlays. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. During much of the period, the notional value of the Fund’s positions in interest rate futures and currency forwards was close to the net asset value of the Fund. (Notional value is the principal value of an asset, excluding factors such as inflation, depreciation or other forms of impairment.) These instruments had a meaningfully negative impact on the Fund’s performance during the period, but this was primarily the result of the detracting effect of our active management decisions overall rather than any reflection on the use of these derivative instruments, which are merely a strategy implementation tool.

Looking Ahead

We currently expect the global economy to improve in the year ahead, as we believe sub-trend growth will give way to a more trend-like pace. In turn, we currently expect global government bond yields to rise further, but at a more moderate pace than what we saw from May through early September 2013. Measures of excess capacity remain large, especially in Europe, which has only just emerged from recession, and core inflation rates remain tame across the developed economies. In short, we presently think it is too early for the major central banks to become concerned about accelerating growth. Even if the Fed starts to taper its quantitative easing program in early 2014, we believe key policy rates in the major economies are likely to stay low for several years, which should limit the extent to which global government bond yields rise from current levels.

In our view, non-government bond sectors, such as corporate bonds, offer less value than they did one year prior, with yield differentials versus government bonds close to long-term historical averages at the end of October 2013. But we believe the fundamental backdrop remains supportive, especially for the corporate credit sectors, and thus we currently expect non-government bonds to outperform government bonds in the year ahead.

We remain positive in our medium-term view on the U.S. dollar, since we expect the U.S. currency to eventually benefit from a growing economy and from policy divergence between the U.S. and other major economies. The Fed’s decision not to

Country Breakdown (%) (at October 31, 2013) (continued)
Venezuela	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at October 31, 2013)
AAA rating	28.8
AA rating	20.6
A rating	15.3
BBB rating	28.6
Non-investment grade	5.7
Not rated	1.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013	5

Columbia Global Bond Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk, and prepayment and extension risk. See the Fund’s prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called “high-yield” or “junk” bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective or may fail to achieve its investment objective and you may lose money.

taper its quantitative easing program in September 2013 knocked our confidence in that view in the near term, and we pared back the Fund’s U.S. dollar position to more neutral levels relative to the benchmark as a result. Still, we currently expect U.S. dollar strength to emerge over time and are biased toward the U.S. currency with a longer-term perspective. We believe eventual U.S. dollar strength will act as a drag on returns in an unhedged strategy such as ours, and biasing our positioning to favor the U.S. dollar is one way to help mitigate that effect.

At the end of the period, the Fund was overweight in emerging market currencies. In our view, emerging markets are more of a stock-picker’s market now, rather than a uniformly positive or negative story, and we currently intend to focus on countries with stronger fundamentals and with attractive yields relative to those risks.

As always, we continue to monitor the market for changing conditions and to adjust the Fund’s duration, country, sector, yield curve and currency positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

6	Annual Report 2013

Columbia Global Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	952.80	1,019.81	5.27	5.45	1.07
Class B	1,000.00	1,000.00	950.00	1,016.03	8.95	9.25	1.82
Class C	1,000.00	1,000.00	949.40	1,016.03	8.94	9.25	1.82
Class I	1,000.00	1,000.00	956.20	1,022.08	3.06	3.16	0.62
Class K	1,000.00	1,000.00	955.00	1,020.57	4.53	4.69	0.92
Class R	1,000.00	1,000.00	952.90	1,018.55	6.50	6.72	1.32
Class W	1,000.00	1,000.00	954.10	1,019.81	5.27	5.45	1.07
Class Y	1,000.00	1,000.00	956.20	1,022.08	3.06	3.16	0.62
Class Z	1,000.00	1,000.00	955.50	1,021.07	4.04	4.18	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	7

Columbia Global Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 27.1%
Issuer	Effective Yield	Principal Amount ($)		Value ($)
Australia 0.4%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/15	7.000%		55,000	57,062

Woodside Finance Ltd.(b)
05/10/21	4.600%		605,000	646,848

Total				703,910

Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%		37,000	38,850

Bermuda 0.1%
Bacardi Ltd.(b)
04/01/14	7.450%		245,000	251,636

Canada 1.2%
Bombardier, Inc. Senior Notes(b)
01/15/23	6.125%		20,000	20,650

Brookfield Residential Properties, Inc. /U.S. Corp.(b)
07/01/22	6.125%		11,000	10,918

Cogeco Cable, Inc.(b)
05/01/20	4.875%		22,000	21,560

FQM Akubra, Inc.(b)
06/01/20	8.750%		36,000	39,780
06/01/21	7.500%		20,000	21,200

Kodiak Oil & Gas Corp.(b)
01/15/21	5.500%		5,000	5,125
02/01/22	5.500%		19,000	19,380

MDC Partners, Inc.(b)
04/01/20	6.750%		31,000	32,240

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%		41,000	45,305

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%		18,000	17,415

Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR	350,000	510,407

TransAlta Corp. Senior Unsecured
01/15/15	4.750%		900,000	937,772

TransCanada PipeLines Ltd. Senior Unsecured
10/16/23	3.750%		200,000	201,262

Valeant Pharmaceuticals International, Inc.(b)
10/01/17	6.750%		40,000	43,000

Valeant Pharmaceuticals International(b)
Senior Unsecured
08/15/18	6.750%		14,000	15,330
07/15/21	7.500%		20,000	22,200

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)

Videotron Ltd.
07/15/22	5.000%		16,000	15,720

Total				1,979,264

France 0.3%
Orange SA Senior Unsecured
02/21/17	4.750%	EUR	205,000	310,417

Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR	110,000	165,085

Total				475,502

Germany 0.3%
E.ON International Finance BV
10/02/17	5.500%	EUR	275,000	435,474

Italy —%
Wind Acquisition Finance SA(b)
Senior Secured
02/15/18	7.250%		5,000	5,250
04/30/20	6.500%		15,000	15,450

Total				20,700

Japan —%
Softbank Corp.(b)
04/15/20	4.500%		21,000	20,790

Luxembourg 0.1%
Intelsat Jackson Holdings SA
10/15/20	7.250%		131,000	142,135

Netherlands 1.5%
Allianz Finance II BV
11/23/16	4.000%	EUR	400,000	594,477

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD	300,000	290,374

Deutsche Telekom International Finance BV
01/19/15	4.000%	EUR	275,000	388,445

Heineken NV Senior Unsecured(b)
04/01/22	3.400%		325,000	322,099

ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR	505,000	765,248

LBC Tank Terminals Holding Netherlands BV(b)
05/15/23	6.875%		18,000	18,855

LYB International Finance BV
07/15/23	4.000%		100,000	100,689

NXP BV/Funding LLC(b)
02/15/21	5.750%		30,000	31,275

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)

Schaeffler Finance BV(b)
Senior Secured
02/15/19	8.500%		25,000	28,188
05/15/21	4.750%		9,000	8,978

Total				2,548,628

Supra-National 0.2%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD	425,000	411,521

United Kingdom 0.4%
British Sky Broadcasting Group PLC(b)
11/26/22	3.125%		670,000	637,420

Jaguar Land Rover Automotive PLC(b)
02/01/23	5.625%		23,000	22,827

Total				660,247

United States 22.6%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%		69,000	61,927

AES Corp. (The) Senior Unsecured
07/01/21	7.375%		56,000	63,420

AMC Entertainment, Inc.
06/01/19	8.750%		28,000	30,135

AMC Networks, Inc.
07/15/21	7.750%		44,000	49,500
12/15/22	4.750%		21,000	20,318

APX Group, Inc. Senior Secured
12/01/19	6.375%		46,000	45,827

ARAMARK Corp.(b)
03/15/20	5.750%		24,000	25,140

AT&T, Inc. Senior Unsecured
06/15/45	4.350%		770,000	636,314

Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%		21,000	22,523
05/15/23	4.875%		23,000	22,885

Activision Blizzard, Inc.(b)
09/15/21	5.625%		42,000	43,470

Actuant Corp.
06/15/22	5.625%		36,000	36,090

Air Lease Corp.
03/01/20	4.750%		38,000	38,475

Allegion US Holding Co., Inc.(b)
10/01/21	5.750%		18,000	18,675

Alliance Data Systems Corp.(b)
12/01/17	5.250%		25,000	25,781
04/01/20	6.375%		34,000	35,700

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Ally Financial, Inc.
09/15/20	7.500%	111,000	129,870

Alpha Natural Resources, Inc.
04/15/18	9.750%	27,000	27,810

American Axle & Manufacturing, Inc.
03/15/21	6.250%	13,000	13,683

American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	59,000	59,885

Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	31,000	32,860

Amsurg Corp.
11/30/20	5.625%	15,000	15,075

Antero Resources Finance Corp.(b)(c)
11/01/21	5.375%	13,000	13,211

Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	370,000	402,791

Apple, Inc. Senior Unsecured
05/04/43	3.850%	220,000	186,399

Arch Coal, Inc.
06/15/21	7.250%	10,000	7,625

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	9,000	9,675

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	65,000	69,550

Audatex North America, Inc.(b)(c)
06/15/21	6.000%	10,000	10,325
11/01/23	6.125%	10,000	10,150

AutoNation, Inc.
02/01/20	5.500%	19,000	20,235

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	12,000	14,040

B&G Foods, Inc.
06/01/21	4.625%	33,000	32,216

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	28,000	28,735

Ball Corp.
09/15/20	6.750%	44,000	47,960

Bank of America Corp. Senior Unsecured
07/24/23	4.100%	320,000	324,258

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	500,000	475,335

Biomet, Inc.
08/01/20	6.500%	28,000	29,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Building Materials Corp. of America Senior Notes(b)
08/15/18	6.875%	32,000	34,080

Burlington Northern Santa Fe LLC
Senior Unsecured
03/15/43	4.450%	335,000	310,845
09/01/43	5.150%	110,000	113,267

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	27,000	27,945

CHS/Community Health Systems, Inc. Senior Secured
08/15/18	5.125%	43,000	44,720

CIT Group, Inc.
Senior Unsecured
05/15/20	5.375%	23,000	24,639

CIT Group, Inc.(b)
Senior Secured
04/01/18	6.625%	70,000	79,450

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	320,000	355,270
03/31/43	4.700%	335,000	318,786

CONSOL Energy, Inc.
03/01/21	6.375%	25,000	26,187

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	89,000	97,232

CSX Corp. Senior Unsecured
03/15/44	4.100%	30,000	26,073

Calpine Corp.(b)
Senior Secured
02/15/21	7.500%	41,000	44,382
01/15/22	6.000%	3,000	3,113

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	380,000	411,087

Cardtronics, Inc.
09/01/18	8.250%	34,000	36,890

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	44,000	48,180

Case New Holland, Inc.
12/01/17	7.875%	77,000	91,149

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(b)
03/15/21	5.250%	15,000	14,775

Celanese U.S. Holdings LLC
06/15/21	5.875%	54,000	57,780

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	49,000	50,837

Chesapeake Energy Corp.
08/15/20	6.625%	132,000	148,830

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)

Choice Hotels International, Inc.
07/01/22	5.750%		14,000	14,735

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%		26,000	29,412

Cinemark USA, Inc.
12/15/22	5.125%		14,000	13,685

Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	195,000	306,683

Clean Harbors, Inc.
08/01/20	5.250%		25,000	25,687

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%		22,000	22,880
11/15/22	6.500%		60,000	63,000

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		750,000	962,659

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%		1,000,000	1,115,123

Comstock Resources, Inc.
06/15/20	9.500%		31,000	34,410

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%		630,000	605,345

Concho Resources, Inc.
01/15/21	7.000%		109,000	121,535

Constellation Brands Inc. Senior Unsecured
05/01/21	3.750%		9,000	8,629
05/01/23	4.250%		10,000	9,588

Continental Resources, Inc.
10/01/20	7.375%		10,000	11,138
04/01/21	7.125%		29,000	32,480
09/15/22	5.000%		139,000	144,734

Corrections Corp. of America
04/01/20	4.125%		15,000	14,663
05/01/23	4.625%		15,000	14,363

Cott Beverages, Inc.
09/01/18	8.125%		34,000	36,677

Crestwood Midstream Partners LP/Corp.(b)(c)
03/01/22	6.125%		10,000	10,225

Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%		39,000	38,610

CyrusOne LP/Finance Corp.
11/15/22	6.375%		25,000	25,187

DISH DBS Corp.
06/01/21	6.750%		60,000	64,950
07/15/22	5.875%		27,000	27,641

DaVita HealthCare Partners, Inc.
08/15/22	5.750%		56,000	57,470

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Delphi Corp.
02/15/23	5.000%	20,000	21,000

DigitalGlobe, Inc.(b)
02/01/21	5.250%	14,000	13,545

Dow Chemical Co. (The) Senior Unsecured
11/15/22	3.000%	590,000	554,498

DuPont Fabros Technology LP Senior Unsecured(b)
09/15/21	5.875%	10,000	10,250

Duke Energy Corp. Senior Unsecured
08/15/22	3.050%	155,000	149,497

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	28,000	29,960

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	6,000	6,750
Senior Secured
05/01/19	6.875%	22,000	23,650

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	14,000	16,170

ERAC U.S.A. Finance LLC(b)
03/15/42	5.625%	480,000	494,401

El Paso LLC Senior Secured
09/15/20	6.500%	168,000	179,225

Enterprise Products Operating LLC
03/15/23	3.350%	335,000	323,380
03/15/44	4.850%	250,000	239,781

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	120,000	131,100

FTI Consulting, Inc.
11/15/22	6.000%	11,000	11,220

First Data Corp. Senior Secured(b)
06/15/19	7.375%	68,000	73,100

Freescale Semiconductor, Inc. Senior Secured(b)(c)
01/15/22	6.000%	32,000	32,360

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%	11,000	11,660

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	9,000	10,103

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	10,000	11,788
04/15/22	8.750%	27,000	30,847
01/15/23	7.125%	18,000	18,675

General Electric Capital Corp. Senior Unsecured
01/09/23	3.100%	1,080,000	1,041,089

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)

General Electric Co. Senior Unsecured
10/09/42	4.125%		355,000	327,835

General Motors Co. Senior Unsecured(b)
10/02/23	4.875%		23,000	23,287

Gibraltar Industries, Inc.
02/01/21	6.250%		9,000	9,315

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/02/18	6.375%	EUR	350,000	568,996

Graphic Packaging International, Inc.
04/15/21	4.750%		20,000	19,725

H&E Equipment Services, Inc.
09/01/22	7.000%		24,000	26,160

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%		33,000	34,650

HCA, Inc. Senior Secured
04/15/19	8.500%		85,000	91,269

Hertz Corp. (The)
10/15/18	7.500%		45,000	48,825

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%		54,000	57,510

Hilton Worldwide Finance/Corp.(b)
10/15/21	5.625%		23,000	23,632

Hologic, Inc.
08/01/20	6.250%		7,000	7,438

Huntington Ingalls Industries, Inc.
03/15/18	6.875%		17,000	18,296

Huntsman International LLC
11/15/20	4.875%		24,000	23,880

Indiana Michigan Power Co. Senior Unsecured
03/15/23	3.200%		870,000	834,267

Interface, Inc.
12/01/18	7.625%		38,000	41,325

Interline Brands, Inc.
11/15/18	7.500%		41,000	43,409

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%		6,000	6,015
12/15/20	8.250%		98,000	115,762

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%		60,000	62,700

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%		80,000	91,200

KB Home
03/15/20	8.000%		9,000	9,900
09/15/22	7.500%		11,000	11,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%		1,050,000	1,041,205

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%		55,000	59,950

L Brands, Inc.
04/01/21	6.625%		49,000	53,900
02/15/22	5.625%		25,000	25,750

L-3 Communications Corp.
11/15/16	3.950%		510,000	543,938
02/15/21	4.950%		205,000	217,934

Lamar Media Corp.
02/01/22	5.875%		18,000	18,585

Laredo Petroleum, Inc.
02/15/19	9.500%		30,000	33,525
05/01/22	7.375%		60,000	64,950

Level 3 Financing, Inc.
04/01/19	9.375%		52,000	58,110

Level 3 Financing, Inc.(b)(c)
01/15/21	6.125%		13,000	13,228

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%		24,000	25,800

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%		355,000	375,318
06/15/23	4.250%		500,000	500,244

Loews Corp. Senior Unsecured
05/15/23	2.625%		280,000	259,145

MGM Resorts International
10/01/20	6.750%		5,000	5,450
12/15/21	6.625%		17,000	18,169

Manitowoc Co., Inc. (The)
11/01/20	8.500%		30,000	34,050

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%		73,000	79,387
02/15/23	5.500%		39,000	40,365

Meritage Homes Corp.
03/01/18	4.500%		12,000	11,910
04/01/22	7.000%		22,000	23,320

MetroPCS Wireless, Inc.(b)
04/01/23	6.625%		14,000	14,630

Metropolitan Edison Co. Senior Unsecured(b)
03/15/23	3.500%		285,000	271,950

Molson Coors Brewing Co.
05/01/22	3.500%		135,000	135,559

Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR	395,000	611,293

NBCUniversal Media LLC
04/01/21	4.375%		275,000	299,683

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

01/15/43	4.450%	305,000	288,482

National CineMedia LLC Senior Secured
04/15/22	6.000%	18,000	18,720

News America, Inc.
09/15/22	3.000%	910,000	868,645

NiSource Finance Corp.
09/15/17	5.250%	2,000,000	2,233,008

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	27,000	27,810

Nielsen Finance LLC/Co.
10/01/20	4.500%	59,000	57,820

Northrop Grumman Corp. Senior Unsecured
06/01/43	4.750%	490,000	475,125

Northwest Pipeline LLC Senior Unsecured
04/15/17	5.950%	460,000	522,606

Nuance Communications, Inc.(b)
08/15/20	5.375%	54,000	53,595

Oasis Petroleum, Inc.
01/15/23	6.875%	51,000	55,335

Oasis Petroleum, Inc.(b)
03/15/22	6.875%	49,000	52,920

Oil States International, Inc.(b)
01/15/23	5.125%	18,000	20,025

Oshkosh Corp.
03/01/17	8.250%	43,000	45,580

PNK Finance Corp.(b)
08/01/21	6.375%	40,000	42,000

PPL Capital Funding, Inc.
06/01/23	3.400%	885,000	835,444

Pacific Drilling SA Senior Secured(b)
06/01/20	5.375%	17,000	17,128

Peabody Energy Corp.
11/15/18	6.000%	37,000	39,035

Penn National Gaming, Inc. Senior Unsecured(b)
11/01/21	5.875%	12,000	12,030

Penske Automotive Group, Inc.
10/01/22	5.750%	11,000	10,973

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	30,000	33,450

Pinnacle Entertainment, Inc.
04/01/22	7.750%	2,000	2,188

Pinnacle Foods Finance LLC/Corp.(b)
05/01/21	4.875%	57,000	54,435

Plains Exploration & Production Co.
11/15/20	6.500%	61,000	67,205
02/15/23	6.875%	116,000	128,470

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Polypore International, Inc.
11/15/17	7.500%	20,000	21,150

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%	1,325,000	1,294,922

Provident Funding Associates LP/PFG Finance Corp.(b)
06/15/21	6.750%	36,000	36,810

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	115,000	127,222

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	57,000	55,717
05/01/23	5.250%	20,000	19,250

Reed Elsevier Capital, Inc.
10/15/22	3.125%	570,000	534,710

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	37,000	39,682
04/15/23	5.500%	17,000	16,958

Regency Energy Partners LP/Finance Corp.(b)
11/01/23	4.500%	15,000	13,875

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	83,000	91,715

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	505,000	517,773

SBA Communications Corp. Senior Unsecured
10/01/19	5.625%	7,000	7,193

SBA Telecommunications, Inc.
08/15/19	8.250%	20,000	21,675
07/15/20	5.750%	25,000	26,000

SM Energy Co. Senior Unsecured
11/15/21	6.500%	68,000	73,780

SM Energy Co.(b) Senior Unsecured
01/15/24	5.000%	2,000	1,955

STHI Holding Corp. Secured(b)
03/15/18	8.000%	51,000	54,952

Sabine Pass Liquefaction LLC Senior Secured(b)
02/01/21	5.625%	23,000	23,230

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	56,000	61,880

Sealed Air Corp.(b)
09/15/21	8.375%	3,000	3,435

Service Corp., International Senior Unsecured(b)
01/15/22	5.375%	11,000	11,110

Southern California Edison Co. 1st Refunding Mortgage
10/01/43	4.650%	200,000	204,358

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	2,131,000	2,418,998

Spectrum Brands Escrow Corp.(b)
11/15/20	6.375%	45,000	47,812

Springs Window Fashions LLC Senior Secured(b)
06/01/21	6.250%	39,000	39,195

Sprint Communications, Inc.(b)
11/15/18	9.000%	115,000	139,437
03/01/20	7.000%	35,000	38,850

Sprint Corp.(b)
09/15/21	7.250%	33,000	35,557
09/15/23	7.875%	33,000	35,805

Standard Pacific Corp.
12/15/21	6.250%	14,000	14,420

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	89,000	100,347

T-Mobile USA, Inc.
04/28/20	6.542%	9,000	9,540
04/28/21	6.633%	26,000	27,495
04/28/22	6.731%	28,000	29,575
04/28/23	6.836%	5,000	5,288

TRW Automotive, Inc.(b)
03/01/21	4.500%	19,000	19,380

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	30,000	33,150

Tempur Sealy International, Inc.
12/15/20	6.875%	8,000	8,540

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	31,000	30,845

Tenet Healthcare Corp.(b) Senior Secured
10/01/20	6.000%	14,000	14,840

Time Warner Cable, Inc.
09/15/42	4.500%	385,000	288,570

Time Warner, Inc.
03/29/41	6.250%	250,000	281,118

Titan International, Inc. Senior Secured(b)
10/01/20	6.875%	13,000	13,390

TransDigm, Inc.
10/15/20	5.500%	23,000	23,173

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	2,255,000	2,541,509

USG Corp.(b)
11/01/21	5.875%	6,000	6,105

United Rentals North America, Inc.
05/15/20	7.375%	41,000	45,715
04/15/22	7.625%	21,000	23,520

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)
06/15/23	6.125%		4,000	4,110
Secured
07/15/18	5.750%		49,000	52,552

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		165,000	159,405

Universal Hospital Services, Inc. Secured
08/15/20	7.625%		2,000	2,100

Univision Communications, Inc.(b) Senior Secured
09/15/22	6.750%		38,000	41,420
05/15/23	5.125%		57,000	56,430

Vail Resorts, Inc.
05/01/19	6.500%		76,000	80,750

Valeant Pharmaceuticals International(b)
10/15/20	6.375%		35,000	37,275

VeriSign, Inc.
05/01/23	4.625%		14,000	13,633

Verizon Communications, Inc. Senior Unsecured
09/15/23	5.150%		80,000	86,799
11/01/42	3.850%		655,000	535,481
09/15/43	6.550%		450,000	522,095

Virgin Media Finance PLC(b)
04/15/23	6.375%		11,000	11,275

Virgin Media Secured Finance PLC Senior Secured(b)
04/15/21	5.375%		27,000	27,270

Visteon Corp.
04/15/19	6.750%		38,000	40,565

Waste Management, Inc.
06/30/20	4.750%		535,000	584,541

Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	330,000	489,037

Whiting Petroleum Corp.
10/01/18	6.500%		5,000	5,325

Whiting Petroleum Corp.(b)
03/15/21	5.750%		26,000	27,365

Yum! Brands, Inc. Senior Unsecured
11/01/23	3.875%		270,000	269,151

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%		44,000	48,180

tw telecom holdings, Inc. Senior Unsecured(b)
09/01/23	6.375%		36,000	37,350

Total				38,708,651

Total Corporate Bonds & Notes
(Cost: $45,161,735)				46,397,308

Residential Mortgage-Backed Securities —Agency 6.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 6.2%
Federal Home Loan Mortgage Corp.(d)
05/01/42	3.500%	2,483,267	2,541,578
10/01/18	5.000%	123,321	130,848
09/01/17 - 08/01/33	6.500%	144,010	158,820

Federal National Mortgage Association(d)
06/01/27	2.500%	2,226,617	2,253,339
08/01/18	4.500%	271,796	288,231
12/01/18 - 06/01/33	5.000%	1,190,219	1,287,550
11/01/18 - 06/01/33	5.500%	791,886	868,262
03/01/17 - 04/01/33	6.000%	282,918	309,070
04/01/17 - 11/01/33	6.500%	537,672	596,382
05/01/32 - 06/01/32	7.000%	445,538	512,146
05/01/32 - 11/01/32	7.500%	310,972	360,693

Federal National Mortgage Association(d)(e)
09/01/40	4.500%	296,100	318,723
01/01/37	5.500%	520,468	576,169

Government National Mortgage Association(d)
10/15/33	5.500%	415,073	468,435

Total			10,670,246

Total Residential Mortgage-Backed Securities — Agency
(Cost: $10,330,833)			10,670,246

Commercial Mortgage-Backed Securities —Agency 2.4%
United States 2.4%
Government National Mortgage Association(d) Series 2013-13 Class AC
04/16/46	1.700%	2,069,895	1,977,319
Series 2013-33 Class AC
05/16/46	1.744%	2,270,117	2,187,092

Total			4,164,411

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $4,306,583)			4,164,411

Commercial Mortgage-Backed Securities — Non-Agency 3.0%
United States 3.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(d)
12/11/49	5.322%	250,000	277,144

Extended Stay America Trust Series 2013-ESH5 Class A25(b)(d)
12/05/31	1.830%	1,000,000	980,446

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(d)(f)
05/12/35	5.254%	97,599	101,631

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(d)
03/10/39	5.444%	800,000	886,189

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)

JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP3 Class ASB(d)(f)
08/15/42	4.893%		377,825	388,785

ORES NPL LLC Series 2013-LV2 Class A(b)(d)
09/25/25	3.081%		1,361,593	1,361,785

Rialto Real Estate Fund Series 2013-LT2 Class A(b)(d)
05/22/28	2.833%		1,021,376	1,022,319

S2 Hospitality LLC Series 2012-LV1 Class A(b)(d)
04/15/25	4.500%		29,045	29,045

Total				5,047,344

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $4,914,362)				5,047,344

Asset-Backed Securities — Non-Agency 3.1%
Bermuda 0.6%
Cronos Containers Program Ltd. Series 2013-1A Class A(b)
04/18/28	3.080%		950,000	942,454

United States 2.5%
American Credit Acceptance Receivables Trust Series 2013-1 Class A(b)
04/16/18	1.450%		1,321,025	1,320,629

CLI Funding V LLC Series 2013-1A(b)
03/18/28	2.830%		565,000	552,212

Centre Point Funding LLC Series 2012-2A Class 1(b)
08/20/21	2.610%		622,976	626,258

GTP Towers Issuer LLC(b)
02/15/15	4.436%		450,000	464,497

SBA Tower Trust(b)
04/16/18	2.240%		900,000	888,648

TAL Advantage V LLC Series 2013-1A Class A(b)
02/22/38	2.830%		490,000	475,123

Total				4,327,367

Total Asset-Backed Securities — Non-Agency
(Cost: $5,308,500)				5,269,821

Inflation-Indexed Bonds(a) 2.2%
Japan 1.1%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY	168,810,000	1,946,114

Inflation-Indexed Bonds(a) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)
United States 1.1%
U.S. Treasury Inflation-Indexed Bond
02/15/43	0.625%		2,200,000	1,853,826

Total Inflation-Indexed Bonds
(Cost: $3,552,810)				3,799,940

U.S. Treasury Obligations 1.9%
United States 1.9%
U.S. Treasury
02/15/42	3.125%		275,000	250,465
05/15/42	3.000%		680,000	602,862
11/15/42	2.750%		965,000	807,886
02/15/43	3.125%		225,000	203,766
05/15/43	2.875%		1,680,000	1,441,387

Total				3,306,366

Total U.S. Treasury Obligations
(Cost: $3,526,215)				3,306,366

Foreign Government Obligations(a)(k) 48.7%
Argentina 0.1%
Argentina Bonar Bonds
04/17/17	7.000%		194,000	168,780

Australia 0.7%
Australia Government Bond Senior Unsecured
12/15/13	5.500%	AUD	1,340,000	1,271,229

Brazil 2.9%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/10/19	6.500%		210,000	231,265

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	8,858,000	3,944,892

Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%		270,000	274,590

Petrobras International Finance Co.
01/27/21	5.375%		420,000	426,633

Total				4,877,380

Canada 2.8%
Canadian Government Bond
06/01/18	4.250%	CAD	180,000	192,280
06/01/19	3.750%	CAD	1,052,000	1,110,117

Province of British Columbia
06/18/14	5.300%	CAD	960,000	945,001

Province of Ontario Senior Unsecured
05/26/15	0.950%		1,050,000	1,058,851

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(k) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)
Province of Quebec
12/01/17	4.500%	CAD	1,458,000	1,538,629

Total				4,844,878

Colombia 0.4%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		235,000	263,780

Corporación Andina de Fomento
06/15/22	4.375%		432,000	437,920

Total				701,700

Denmark 0.6%
Realkredit Danmark A/S
01/01/19	4.000%	DKK	5,330,000	1,088,570

Finland 2.3%
Finland Government Bond Senior Unsecured(b)
04/15/21	3.500%	EUR	2,531,000	3,914,132

France 0.7%
Cie de Financement Foncier SA(b)
09/16/15	2.500%		600,000	619,025

Electricite de France SA Senior Unsecured
02/05/18	5.000%	EUR	350,000	551,016

Total				1,170,041

Germany 5.8%
Bundesrepublik Deutschland
07/04/19	3.500%	EUR	1,082,000	1,690,329
07/04/27	6.500%	EUR	1,702,001	3,510,820
07/04/28	4.750%	EUR	875,000	1,559,884
07/04/34	4.750%	EUR	1,706,000	3,140,467

Total				9,901,500

Greece —%
Hellenic Republic Government Bond Senior Unsecured(f)(g)
10/15/42	0.000%	EUR	488,200	8,286

Indonesia 2.0%
Indonesia Government International Bond(b)
Senior Unsecured
01/17/18	6.875%		500,000	570,250
10/12/35	8.500%		190,000	246,050
01/17/38	7.750%		140,000	170,625

Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%	IDR	3,620,000,000	350,038
11/15/20	11.000%	IDR	10,840,000,000	1,153,016

Foreign Government Obligations(a)(k) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)
07/15/22	10.250%	IDR	8,394,000,000	869,372

Total				3,359,351

Italy —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	283	495

Japan 6.0%
Japan Government 20-Year Bond Senior Unsecured
12/20/26	2.100%	JPY	338,500,000	3,971,968
09/20/29	2.100%	JPY	126,000,000	1,454,823
12/20/32	1.700%	JPY	253,000,000	2,672,877

Japan Government 30-Year Bond Senior Unsecured
12/20/34	2.400%	JPY	124,000,000	1,457,582
03/20/39	2.300%	JPY	55,500,000	645,879

Total				10,203,129

Kazakhstan 0.2%
KazMunayGas National Co. JSC Senior Unsecured(b)
07/02/18	9.125%		250,000	306,275

Lithuania 0.5%
Lithuania Government International Bond Senior Unsecured
02/07/18	4.850%	EUR	470,000	704,700

Lithuania Government International Bond(b)
Senior Unsecured
09/14/17	5.125%		210,000	230,489

Total				935,189

Malaysia 1.9%
Malaysia Government Bond Senior Unsecured
03/31/20	3.492%	MYR	6,920,000	2,182,729

Petronas Capital Ltd.(b)
08/12/19	5.250%		970,000	1,093,102

Total				3,275,831

Mexico 2.3%
Mexican Bonos
12/19/13	8.000%	MXN	16,776,000	1,292,907
12/17/15	8.000%	MXN	22,382,600	1,854,624

Mexico Government International Bond Senior Unsecured
09/27/34	6.750%		270,000	330,750

Petroleos Mexicanos
01/24/22	4.875%		500,000	520,000

Total				3,998,281

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(k) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)
Netherlands 0.6%
Bank Nederlandse Gemeenten Senior Unsecured(b)
03/23/15	1.375%		960,000	973,536

New Zealand 1.1%
New Zealand Government Bond Senior Unsecured
03/15/19	5.000%	NZD	2,150,000	1,851,748

Norway 2.1%
Norway Government Bond
05/22/19	4.500%	NOK	19,000,000	3,549,322

Peru 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		150,000	193,350

Philippines 0.2%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
05/27/19	7.250%		290,000	350,900

Poland 3.4%
Poland Government Bond
04/25/14	5.750%	PLN	3,250,000	1,070,532
10/25/17	5.250%	PLN	6,205,000	2,156,033
10/25/21	5.750%	PLN	7,310,000	2,640,081

Total				5,866,646

Romania 0.4%
Romanian Government International Bond Senior Unsecured
06/17/16	5.250%	EUR	480,000	697,340

Russian Federation 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
08/07/18	8.700%		100,000	122,268

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		100,000	109,890
08/16/37	7.288%		230,000	255,300

Russian Foreign Bond — Eurobond Senior Unsecured(b)(f)
03/31/30	7.500%		568,425	676,454

Total				1,163,912

South Africa 0.5%
South Africa Government Bond
12/21/14	8.750%	ZAR	7,375,000	765,413

Foreign Government Obligations(a)(k) (continued)
Issuer	Effective Yield	Principal Amount ($)		Value ($)
South Korea 0.8%
Export-Import Bank of Korea Senior Unsecured
01/21/14	8.125%		360,000	365,820
01/14/15	5.875%		450,000	476,845
04/11/22	5.000%		500,000	557,702

Total				1,400,367

Sweden 0.8%
Sweden Government Bond
08/12/17	3.750%	SEK	4,530,000	758,024
06/01/22	3.500%	SEK	4,000,000	682,782

Total				1,440,806

Thailand 0.5%
Thailand Government Bond Senior Unsecured
03/13/18	5.125%	THB	26,490,000	910,600

Turkey 0.8%
Turkey Government International Bond Senior Unsecured
02/16/17	5.500%	EUR	480,000	705,812
03/17/36	6.875%		540,000	596,700

Total				1,302,512

United Kingdom 6.6%
United Kingdom Gilt
09/07/16	4.000%	GBP	1,780,000	3,119,449
03/07/19	4.500%	GBP	680,000	1,251,525
09/07/21	3.750%	GBP	190,000	338,002
03/07/25	5.000%	GBP	430,000	841,660
12/07/27	4.250%	GBP	810,000	1,480,735
03/07/36	4.250%	GBP	572,000	1,045,600
12/07/38	4.750%	GBP	684,000	1,350,189
12/07/40	4.250%	GBP	540,000	989,260
12/07/49	4.250%	GBP	475,000	884,836

Total				11,301,256

Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		275,000	352,687

Venezuela 0.7%
Petroleos de Venezuela SA
04/12/17	5.250%		590,000	473,475

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%		20,000	17,800
05/07/23	9.000%		931,000	756,437

Total				1,247,712

Total Foreign Government Obligations
(Cost: $80,079,919)				83,393,154

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans 0.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Canada —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(f)(h)
12/28/20	6.250%	6,000	6,150

Netherlands —%
Playa Resorts Holding Term Loan(f)(h)
08/09/19	4.750%	8,000	8,065

United Kingdom —%
Offshore Group Investment Ltd. 2nd Lien Term Loan(f)(h)
03/28/19	5.750%	5,970	6,006

United States 0.3%
Affinia Group, Inc. Tranche B2 Term Loan(f)(h)
04/25/20	4.750%	7,980	8,050

Alliant Holdings I, Inc. Term Loan(f)(h)
12/20/19	5.000%	12,903	12,941

Ancestry.com, Inc. Tranche B1 Term Loan(f)(h)
12/28/18	5.250%	39,986	40,164

Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(f)(h)
02/01/20	4.750%	8,955	9,044

Cumulus Media Holdings, Inc. 2nd Lien Term Loan(f)(h)
09/16/19	7.500%	18,980	19,383

Exopack LLC Tranche B Term Loan(c)(f)(h)
04/24/19	0.000%	16,000	16,190

Hilton Worldwide Financial LLC Tranche B-2 Term Loan(c)(f)(h)
08/07/20	4.000%	22,000	22,121

Integra Telecom Holdings, Inc. Tranche B Term Loan(f)(h)
02/22/19	5.250%	7,960	8,046

Lonestar Intermediate Super Holdings LLC Term Loan(f)(h)
09/02/19	11.000%	95,000	98,404

Neiman Marcus Group, Inc. (The) Term Loan(c)(f)(h)
05/16/18	5.000%	23,000	23,147

New Breed, Inc. Term Loan(f)(h)
10/01/19	6.000%	45,355	45,312

New HB Acquisition LLC Tranche B Term Loan(f)(h)
04/09/20	6.750%	12,000	12,310

Senior Loans (contiuned)
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
PQ Corp. Term Loan(f)(h)
08/07/17	4.500%		44,662	44,979

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(f)(h)
08/21/20	5.750%		20,000	20,457

Serta Simmons Holdings LLC Term Loan(f)(h)
10/01/19	5.000%		18,520	18,619

TWCC Holding Corp. 2nd Lien Term Loan(f)(h)
06/26/20	7.000%		2,000	2,049

Triple Point Group Holdings, Inc. 1st Lien Term Loan(f)(h)
07/10/20	5.250%		41,000	39,053

U.S. Renal Care, Inc. 1st Lien Tranche B1 Term Loan(f)(h)
07/03/19	5.250%		6,000	6,075

Total				446,344

Total Senior Loans
(Cost: $455,160)				466,565

Treasury Bills(a) 1.0%
Issuer	Effective Yield	Principal Amount ($)		Value ($)
Norway 1.0%
Norway Treasury Bills
12/18/13	1.490%	NOK	10,300,000	1,726,811

Total Treasury Bills
(Cost: $1,848,943)				1,726,811

Money Market Funds 2.6%
		Shares		Value ($)

Columbia Short-Term Cash Fund, 0.093%(i)(j)			4,499,301	4,499,301

Total Money Market Funds
(Cost: $4,499,301)				4,499,301

Total Investments
(Cost: $163,984,361)				168,741,267

Other Assets & Liabilities, Net				2,498,386

Net Assets				171,239,653

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Investment in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2013

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	November 8, 2013	4,215,000	BRL	1,900,532	USD	20,816	—

Credit Suisse Securities (USA) L.L.C.	November 8, 2013	5,943,000	CHF	6,595,272	USD	45,218	—

Deutsche Bank Securities Inc.	November 8, 2013	1,031,953	USD	44,552,000	PHP	—	(1,134)

J.P. Morgan Securities, Inc.	November 8, 2013	1,230,883	USD	1,538,000	SGD	7,246	—

UBS Securities	November 12, 2013	1,971,000	NZD	1,638,000	USD	10,842	—

UBS Securities	November 13, 2013	488,974	USD	6,419,000	MXN	2,657	—

Morgan Stanley	November 20, 2013	32,389,000	CZK	1,718,933	USD	14,420	—

HSBC Securities (USA), Inc.	November 20, 2013	2,378,207	USD	2,465,000	AUD	—	(50,844)

State Street Bank & Trust Company	November 20, 2013	14,984,942	USD	10,945,000	EUR	—	(123,849)

Deutsche Bank Securities Inc.	November 21, 2013	1,520,149	USD	4,821,000	MYR	—	(1,311)

Standard Chartered Bank	November 22, 2013	1,195,487	USD	37,506,000	THB	8,163	—

HSBC Securities (USA), Inc.	December 4, 2013	1,272,000	CAD	1,216,922	USD	—	(2,099)

Citigroup Global Markets Inc.	December 4, 2013	17,464,000	CHF	19,536,927	USD	285,000	—

Standard Chartered Bank	December 4, 2013	431,000	CHF	478,161	USD	3,036	—

Goldman, Sachs & Co.	December 4, 2013	8,496,000	EUR	11,712,756	USD	176,550	—

Barclays Bank PLC	December 4, 2013	4,831,000	GBP	7,790,543	USD	46,260	—

Standard Chartered Bank	December 4, 2013	2,552,000	GBP	4,117,550	USD	26,593	—

Standard Chartered Bank	December 4, 2013	47,073,000	JPY	479,730	USD	935	—

J.P. Morgan Securities, Inc.	December 4, 2013	6,718,000	PLN	2,210,614	USD	33,820	—

Standard Chartered Bank	December 4, 2013	1,456,080	USD	1,510,000	AUD	—	(31,697)

HSBC Securities (USA), Inc.	December 4, 2013	7,801,439	USD	8,155,000	CAD	13,906	—

J.P. Morgan Securities, Inc.	December 4, 2013	13,387,188	USD	1,314,575,000	JPY	—	(16,217)

Morgan Stanley	December 4, 2013	19,503,281	USD	115,162,000	NOK	—	(179,405)

Standard Chartered Bank	December 4, 2013	1,440,580	USD	8,526,000	NOK	—	(9,940)

Standard Chartered Bank	December 4, 2013	1,473,147	USD	1,746,000	NZD	—	(33,902)

State Street Bank & Trust Company	December 4, 2013	11,685,503	USD	14,137,000	NZD	—	(32,234)

Standard Chartered Bank	December 4, 2013	1,430,366	USD	9,166,000	SEK	—	(16,892)

Credit Suisse Securities (USA) L.L.C.	December 6, 2013	2,435,000	ILS	693,205	USD	3,066	—

Deutsche Bank Securities Inc.	December 6, 2013	8,921,000	MXN	690,298	USD	8,290	—

Deutsche Bank Securities Inc.	December 6, 2013	429,000	SGD	346,275	USD	914	—

J.P. Morgan Securities, Inc.	December 6, 2013	693,341	USD	1,518,000	BRL	—	(20,919)

Citigroup Global Markets Inc.	December 6, 2013	687,675	USD	42,488,000	INR	—	(10,943)

Barclays Bank PLC	December 6, 2013	345,547	USD	11,029,000	RUB	—	(3,913)

Citigroup Global Markets Inc.	December 12, 2013	1,774,875	USD	1,889,230,000	KRW	—	(7,763)
Total						707,732	(543,062)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Futures Contracts Outstanding at October 31, 2013

At October 31, 2013, securities and cash totaling $424,792 and $439,678, respectively, were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Bobl	29	EUR	4,933,260	December 2013	114,352	—

Japan Government Bond, 10-year	(8)	JPY	(11,802,705)	December 2013	—	(169,199)

Long Gilt	72	GBP	12,844,382	December 2013	226,479	—

U.S. Treasury Note, 2-year	12	USD	2,645,063	December 2013	2,982	—

U.S. Treasury Note, 5-year	(2)	USD	(243,375)	December 2013	—	(18,764)

U.S. Treasury Note, 10-year	(123)	USD	(15,665,204)	December 2013	—	(318,783)

U.S. Treasury Ultra Bond, 30-year	(37)	USD	(5,331,469)	December 2013	—	(171,743)

Total					343,813	(678,489)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $27,649,035 or 16.15% of net assets.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)	Variable rate security.

(g)	Zero coupon bond.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,776,932	82,742,297	(92,019,928)	4,499,301	14,286	4,499,301

(k)	Principal and interest may not be guaranteed by the government.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Currency Legend (continued)

INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	46,397,308	—	46,397,308

Residential Mortgage-Backed Securities — Agency	—	10,670,246	—	10,670,246

Commercial Mortgage-Backed Securities — Agency	—	4,164,411	—	4,164,411

Commercial Mortgage-Backed Securities — Non-Agency	—	5,047,344	—	5,047,344

Asset-Backed Securities — Non-Agency	—	5,269,821	—	5,269,821

Inflation-Indexed Bonds	—	3,799,940	—	3,799,940

U.S. Treasury Obligations	3,306,366	—	—	3,306,366

Foreign Government Obligations	—	83,393,154	—	83,393,154

Total Bonds	3,306,366	158,742,224	—	162,048,590

Short-Term Securities

Treasury Bills	—	1,726,811	—	1,726,811

Total Short-Term Securities	—	1,726,811	—	1,726,811

Other

Senior Loans

Automotive	—	—	8,050	8,050

All Other Industries	—	458,515	—	458,515

Total Other	—	458,515	8,050	466,565

Mutual Funds

Money Market Funds	4,499,301	—	—	4,499,301

Total Mutual Funds	4,499,301	—	—	4,499,301

Investments in Securities	7,805,667	160,927,550	8,050	168,741,267

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	707,732	—	707,732

Futures Contracts	343,813	—	—	343,813

Liabilities

Forward Foreign Currency Exchange Contracts	—	(543,062)	—	(543,062)

Futures Contracts	(678,489)	—	—	(678,489)

Total	7,470,991	161,092,220	8,050	168,571,261

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Senior Loans ($)	Total ($)
Balance as of October 31, 2012	—	—

Accrued discounts/premiums	—	—

Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)(a)	110	110

Sales	(20)	(20)

Purchases	7,960	7,960

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Balance as of October 31, 2013	8,050	8,050

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2013 was $110.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Global Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $159,485,060)	$164,241,966

Affiliated issuers (identified cost $4,499,301)	4,499,301

Total investments (identified cost $163,984,361)	168,741,267

Cash	660

Foreign currency (identified cost $600,444)	584,429

Margin deposits	439,678

Unrealized appreciation on forward foreign currency exchange contracts	707,732

Receivable for:

Investments sold	348,704

Capital shares sold	120,624

Dividends	504

Interest	1,733,505

Reclaims	179,287

Variation margin	33,221

Expense reimbursement due from Investment Manager	255

Prepaid expenses	3,696

Total assets	172,893,562

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	543,062

Payable for:

Investments purchased	313,995

Investments purchased on a delayed delivery basis	149,075

Capital shares purchased	447,198

Variation margin	84,405

Investment management fees	2,690

Distribution and/or service fees	1,346

Transfer agent fees	22,132

Administration fees	378

Plan administration fees	1

Compensation of board members	25,812

Other expenses	63,815

Total liabilities	1,653,909

Net assets applicable to outstanding capital stock	$171,239,653

Represented by

Paid-in capital	$174,054,673

Excess of distributions over net investment income	(9,257,908)

Accumulated net realized gain	1,834,831

Unrealized appreciation (depreciation) on:

Investments	4,756,906

Foreign currency translations	21,157

Forward foreign currency exchange contracts	164,670

Futures contracts	(334,676)

Total — representing net assets applicable to outstanding capital stock	$171,239,653

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Global Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$158,471,237

Shares outstanding	24,705,191

Net asset value per share	$6.41

Maximum offering price per share(a)	$6.73

Class B

Net assets	$2,880,580

Shares outstanding	445,773

Net asset value per share	$6.46

Class C

Net assets	$6,330,510

Shares outstanding	992,000

Net asset value per share	$6.38

Class I

Net assets	$9,233

Shares outstanding	1,447

Net asset value per share	$6.38

Class K

Net assets	$152,598

Shares outstanding	23,771

Net asset value per share	$6.42

Class R

Net assets	$4,585

Shares outstanding	716

Net asset value per share	$6.40

Class W

Net assets	$124,208

Shares outstanding	19,369

Net asset value per share	$6.41

Class Y

Net assets	$2,213

Shares outstanding	347

Net asset value per share(b)	$6.37

Class Z

Net assets	$3,264,489

Shares outstanding	508,744

Net asset value per share	$6.42

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Global Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$14,286
Interest	7,361,913
Income from securities lending — net	53
Foreign taxes withheld	(35,601)

Total income	7,340,651

Expenses:
Investment management fees	1,206,698
Distribution and/or service fees
Class A	467,078
Class B	45,811
Class C	79,962
Class R	23
Class W	21,578
Transfer agent fees
Class A	564,783
Class B	14,053
Class C	24,199
Class K	143
Class R	15
Class W	29,494
Class Z	10,094
Administration fees	169,361
Plan administration fees
Class K	716
Compensation of board members	18,745
Custodian fees	46,893
Printing and postage fees	75,613
Registration fees	86,244
Professional fees	41,350
Other	3,559

Total expenses	2,906,412
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(497,635)
Expense reductions	(20)

Total net expenses	2,408,757

Net investment income	4,931,894

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,599,334
Foreign currency translations	(411,063)
Forward foreign currency exchange contracts	(5,172,317)
Futures contracts	884,719

Net realized loss	(99,327)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,975,122)
Foreign currency translations	(129,534)
Forward foreign currency exchange contracts	433,461
Futures contracts	(385,783)
Foreign capital gains tax	128,051

Net change in unrealized appreciation (depreciation)	(15,928,927)

Net realized and unrealized loss	(16,028,254)

Net decrease in net assets from operations	$(11,096,360)

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Global Bond Fund

Statement of Changes in Net Assets

	2013(a)	2012
Operations

Net investment income	$4,931,894	$6,595,684

Net realized gain (loss)	(99,327)	6,579,763

Net change in unrealized appreciation (depreciation)	(15,928,927)	(30,803)

Net increase (decrease) in net assets resulting from operations	(11,096,360)	13,144,644

Distributions to shareholders

Net investment income

Class A	(13,198,488)	(13,525,752)

Class B	(324,525)	(525,693)

Class C	(508,118)	(333,562)

Class I	(711)	(205,049)

Class K	(26,193)	(24,475)

Class R	(319)	(314)

Class W	(1,885,645)	(2,978,760)

Class Y	(171)	—

Class Z	(161,376)	(57,642)

Net realized gains

Class A	(610,803)	(905,617)

Class B	(16,571)	(39,090)

Class C	(25,863)	(24,734)

Class I	(31)	(13,695)

Class K	(1,219)	(1,586)

Class R	(15)	(22)

Class W	(93,323)	(205,051)

Class Y	(7)	—

Class Z	(6,056)	(3,453)

Total distributions to shareholders	(16,859,434)	(18,844,495)

Increase (decrease) in net assets from capital stock activity	(58,712,976)	(32,579,444)

Total decrease in net assets	(86,668,770)	(38,279,295)

Net assets at beginning of year	257,908,423	296,187,718

Net assets at end of year	$171,239,653	$257,908,423

Undistributed (excess of distributions over) net investment income	$(9,257,908)	$5,390,605

(a)	Class Y shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Global Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	2,905,945	19,434,475	3,431,960	24,203,233

Distributions reinvested	1,937,853	13,184,166	1,875,892	12,870,895

Redemptions	(9,198,144)	(60,532,731)	(6,634,315)	(46,770,836)

Net decrease	(4,354,346)	(27,914,090)	(1,326,463)	(9,696,708)

Class B shares

Subscriptions	34,900	239,016	42,599	301,284

Distributions reinvested	47,674	328,477	75,354	520,694

Redemptions(b)	(436,549)	(2,868,062)	(644,810)	(4,565,242)

Net decrease	(353,975)	(2,300,569)	(526,857)	(3,743,264)

Class C shares

Subscriptions	385,407	2,584,361	534,165	3,767,227

Distributions reinvested	77,063	524,032	47,828	326,664

Redemptions	(649,517)	(4,221,836)	(210,878)	(1,479,741)

Net increase (decrease)	(187,047)	(1,113,443)	371,115	2,614,150

Class I shares

Subscriptions	—	—	99,977	701,945

Distributions reinvested	—	—	31,795	217,943

Redemptions	—	—	(588,039)	(4,093,918)

Net increase (decrease)	—	—	(456,267)	(3,174,030)

Class K shares

Subscriptions	2,541	17,709	15,229	111,009

Distributions reinvested	4,025	27,411	3,797	26,061

Redemptions	(39,557)	(260,455)	(1,782)	(12,945)

Net increase (decrease)	(32,991)	(215,335)	17,244	124,125

Class W shares

Subscriptions	373,858	2,618,161	1,856,591	13,263,151

Distributions reinvested	290,126	1,978,621	464,964	3,183,456

Redemptions	(4,965,531)	(33,273,416)	(5,150,963)	(36,493,728)

Net decrease	(4,301,547)	(28,676,634)	(2,829,408)	(20,047,121)

Class Y shares

Subscriptions	347	2,500	—	—

Net increase	347	2,500	—	—

Class Z shares

Subscriptions	431,935	2,946,705	268,955	1,910,003

Distributions reinvested	24,437	165,479	8,786	60,408

Redemptions	(241,460)	(1,607,589)	(88,272)	(627,007)

Net increase	214,912	1,504,595	189,469	1,343,404

Total net decrease	(9,014,647)	(58,712,976)	(4,561,167)	(32,579,444)

(a)	Class Y shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Global Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$7.22		$7.35		$7.47		$7.10	$6.16

Income from investment operations:

Net investment income	0.16		0.18		0.22		0.23	0.17

Net realized and unrealized gain (loss)	(0.49)		0.17		(0.05)		0.31	1.15

Total from investment operations	(0.33)		0.35		0.17		0.54	1.32

Less distributions to shareholders:

Net investment income	(0.46)		(0.45)		(0.29)		(0.17)	(0.38)

Net realized gains	(0.02)		(0.03)		—		—	—

Total distributions to shareholders	(0.48)		(0.48)		(0.29)		(0.17)	(0.38)

Net asset value, end of period	$6.41		$7.22		$7.35		$7.47	$7.10

Total return	(4.89%)		5.20%		2.46%		7.70%	22.12%

Ratios to average net assets(a)

Total gross expenses	1.33%		1.33%		1.35%		1.34%	1.36%

Total net expenses(b)	1.10	%(c)	1.15	%(c)	1.21	%(c)	1.25%	1.25%

Net investment income	2.37%		2.51%		2.95%		3.31%	2.72%

Supplemental data

Net assets, end of period (in thousands)	$158,471		$209,873		$223,462		$246,929	$252,773

Portfolio turnover	47%		34%		57%		62%	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$7.28		$7.41		$7.52		$7.14	$6.23

Income from investment operations:

Net investment income	0.11		0.13		0.16		0.18	0.13

Net realized and unrealized gain (loss)	(0.49)		0.18		(0.04)		0.31	1.15

Total from investment operations	(0.38)		0.31		0.12		0.49	1.28

Less distributions to shareholders:

Net investment income	(0.42)		(0.41)		(0.23)		(0.11)	(0.37)

Net realized gains	(0.02)		(0.03)		—		—	—

Total distributions to shareholders	(0.44)		(0.44)		(0.23)		(0.11)	(0.37)

Net asset value, end of period	$6.46		$7.28		$7.41		$7.52	$7.14

Total return	(5.62%)		4.50%		1.72%		6.89%	21.14%

Ratios to average net assets(a)

Total gross expenses	2.09%		2.10%		2.12%		2.10%	2.13%

Total net expenses(b)	1.85	%(c)	1.90	%(c)	1.96	%(c)	2.02%	2.01%

Net investment income	1.60%		1.79%		2.22%		2.58%	2.00%

Supplemental data

Net assets, end of period (in thousands)	$2,881		$5,819		$9,836		$18,513	$29,977

Portfolio turnover	47%		34%		57%		62%	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$7.19		$7.33		$7.45		$7.08	$6.18

Income from investment operations:

Net investment income	0.11		0.12		0.16		0.18	0.13

Net realized and unrealized gain (loss)	(0.48)		0.18		(0.04)		0.31	1.14

Total from investment operations	(0.37)		0.30		0.12		0.49	1.27

Less distributions to shareholders:

Net investment income	(0.42)		(0.41)		(0.24)		(0.12)	(0.37)

Net realized gains	(0.02)		(0.03)		—		—	—

Total distributions to shareholders	(0.44)		(0.44)		(0.24)		(0.12)	(0.37)

Net asset value, end of period	$6.38		$7.19		$7.33		$7.45	$7.08

Total return	(5.53%)		4.42%		1.70%		6.95%	21.15%

Ratios to average net assets(a)

Total gross expenses	2.08%		2.09%		2.10%		2.10%	2.12%

Total net expenses(b)	1.85	%(c)	1.90	%(c)	1.95	%(c)	2.01%	2.01%

Net investment income	1.62%		1.73%		2.21%		2.58%	1.94%

Supplemental data

Net assets, end of period (in thousands)	$6,331		$8,481		$5,926		$6,162	$5,557

Portfolio turnover	47%		34%		57%		62%	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.19	$7.36	$7.48	$7.11	$6.14

Income from investment operations:

Net investment income	0.19	0.21	0.25	0.26	0.20

Net realized and unrealized gain (loss)	(0.49)	0.17	(0.05)	0.31	1.15

Total from investment operations	(0.30)	0.38	0.20	0.57	1.35

Less distributions to shareholders:

Net investment income	(0.49)	(0.52)	(0.32)	(0.20)	(0.38)

Net realized gains	(0.02)	(0.03)	—	—	—

Total distributions to shareholders	(0.51)	(0.55)	(0.32)	(0.20)	(0.38)

Net asset value, end of period	$6.38	$7.19	$7.36	$7.48	$7.11

Total return	(4.47%)	5.63%	2.94%	8.16%	22.83%

Ratios to average net assets(a)

Total gross expenses	0.77%	0.77%	0.82%	0.86%	0.86%

Total net expenses(b)	0.64%	0.71%	0.76%	0.82%	0.82%

Net investment income	2.82%	3.02%	3.40%	3.70%	3.16%

Supplemental data

Net assets, end of period (in thousands)	$9	$10	$3,369	$195,613	$169,717

Portfolio turnover	47%	34%	57%	62%	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.23	$7.36	$7.48	$7.11	$6.16

Income from investment operations:

Net investment income	0.17	0.19	0.23	0.24	0.18

Net realized and unrealized gain (loss)	(0.49)	0.18	(0.05)	0.31	1.15

Total from investment operations	(0.32)	0.37	0.18	0.55	1.33

Less distributions to shareholders:

Net investment income	(0.47)	(0.47)	(0.30)	(0.18)	(0.38)

Net realized gains	(0.02)	(0.03)	—	—	—

Total distributions to shareholders	(0.49)	(0.50)	(0.30)	(0.18)	(0.38)

Net asset value, end of period	$6.42	$7.23	$7.36	$7.48	$7.11

Total return	(4.73%)	5.39%	2.60%	7.85%	22.42%

Ratios to average net assets(a)

Total gross expenses	1.08%	1.08%	1.12%	1.18%	1.16%

Total net expenses(b)	0.95%	1.00%	1.06%	1.12%	1.06%

Net investment income	2.48%	2.65%	3.10%	3.35%	2.86%

Supplemental data

Net assets, end of period (in thousands)	$153	$410	$291	$407	$169

Portfolio turnover	47%	34%	57%	62%	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	33

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.20		$7.34		$7.46		$6.98

Income from investment operations:

Net investment income	0.14		0.16		0.20		0.16

Net realized and unrealized gain (loss)	(0.47)		0.17		(0.05)		0.40

Total from investment operations	(0.33)		0.33		0.15		0.56

Less distributions to shareholders:

Net investment income	(0.45)		(0.44)		(0.27)		(0.08)

Net realized gains	(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.47)		(0.47)		(0.27)		(0.08)

Net asset value, end of period	$6.40		$7.20		$7.34		$7.46

Total return	(4.98%)		4.83%		2.21%		8.15%

Ratios to average net assets(b)

Total gross expenses	1.58%		1.60%		1.59%		1.66	%(c)

Total net expenses(d)	1.34	%(e)	1.40	%(e)	1.46	%(e)	1.59	%(c)

Net investment income	2.16%		2.26%		2.69%		3.58	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5		$5		$5		$5

Portfolio turnover	47%		34%		57%		62%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2013

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$7.22		$7.35		$7.46		$7.09	$6.15

Income from investment operations:

Net investment income	0.17		0.18		0.22		0.22	0.17

Net realized and unrealized gain (loss)	(0.51)		0.17		(0.04)		0.31	1.14

Total from investment operations	(0.34)		0.35		0.18		0.53	1.31

Less distributions to shareholders:

Net investment income	(0.45)		(0.45)		(0.29)		(0.16)	(0.37)

Net realized gains	(0.02)		(0.03)		—		—	—

Total distributions to shareholders	(0.47)		(0.48)		(0.29)		(0.16)	(0.37)

Net asset value, end of period	$6.41		$7.22		$7.35		$7.46	$7.09

Total return	(5.04%)		5.18%		2.59%		7.66%	22.04%

Ratios to average net assets(a)

Total gross expenses	1.36%		1.34%		1.36%		1.31%	1.30%

Total net expenses(b)	1.13	%(c)	1.16	%(c)	1.21	%(c)	1.27%	1.27%

Net investment income	2.38%		2.56%		2.95%		3.15%	2.70%

Supplemental data

Net assets, end of period (in thousands)	$124		$31,187		$52,531		$69,842	$60,278

Portfolio turnover	47%		34%		57%		62%	69%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	35

Columbia Global Bond Fund

Financial Highlights (continued)

Class Y	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$7.20

Income from investment operations

Net investment income	0.18

Net realized and unrealized loss	(0.50)

Total from investment operations	(0.32)

Less distributions to shareholders:

Net investment income	(0.49)

Net realized gains	(0.02)

Total distributions to shareholders	(0.51)

Net asset value, end of period	$6.37

Total return	(4.75%)

Ratios to average net assets(b)

Total gross expenses	0.79	%(c)

Total net expenses(d)	0.64	%(c)

Net investment income	2.86	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	47%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2013

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.22		$7.36		$7.48		$7.33

Income from investment operations:

Net investment income	0.17		0.19		0.23		0.01

Net realized and unrealized gain (loss)	(0.47)		0.17		(0.03)		0.14

Total from investment operations	(0.30)		0.36		0.20		0.15

Less distributions to shareholders:

Net investment income	(0.48)		(0.47)		(0.32)		—

Net realized gains	(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.50)		(0.50)		(0.32)		—

Net asset value, end of period	$6.42		$7.22		$7.36		$7.48

Total return	(4.50%)		5.34%		2.83%		2.05%

Ratios to average net assets(b)

Total gross expenses	1.08%		1.08%		0.96%		1.13	%(c)

Total net expenses(d)	0.84	%(e)	0.89	%(e)	0.94	%(e)	0.95	%(c)

Net investment income	2.65%		2.70%		3.19%		2.31	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,264		$2,123		$768		$8

Portfolio turnover	47%		34%		57%		62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	37

Columbia Global Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

38	Annual Report 2013

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives

Annual Report 2013	39

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio, and to generate total return through long and short positions. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, and to generate total return through long and short positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

40	Annual Report 2013

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	707,732
Interest rate risk	Net assets — unrealized appreciation on futures contracts	343,813	*
Total		1,051,545

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	543,062
Interest rate risk	Net assets — unrealized depreciation on futures contracts	678,489	*
Total		1,221,551
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended October 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(5,172,317)	—	(5,172,317)
Interest rate risk	—	884,719	884,719
Total	(5,172,317)	884,719	(4,287,598)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	433,461	—	433,461
Interest rate risk	—	(385,783)	(385,783)
Total	433,461	(385,783)	47,678

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	1,670
Futures contracts	3,904

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Annual Report 2013	41

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

42	Annual Report 2013

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.57% to 0.47% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.57% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $1,820.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2013	43

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees through April 30, 2014.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.30%
Class B	0.31
Class C	0.30
Class K	0.05
Class R	0.31
Class W	0.34
Class Z	0.30

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the

Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $667,000 and $80,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $142,712 for Class A, $533 for Class B and $3,434 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014	Prior to March 1, 2013
Class A	1.07%	1.14%
Class B	1.82	1.89
Class C	1.82	1.89
Class I	0.62	0.69
Class K	0.92	0.99
Class R	1.32	1.39
Class W	1.07	1.14
Class Y	0.62	0.69
Class Z	0.82	0.89

44	Annual Report 2013

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign capital gains tax, foreign currency transactions, net operating loss reclassification, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	($3,474,861)
Accumulated net realized gain	3,517,853
Paid-in capital	(42,992)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2013 ($)	Year Ended October 31, 2012 ($)
Ordinary income	15,432,682	17,651,247
Long-term capital gains	1,426,752	1,193,248
Total	16,859,434	18,844,495

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$2,465,212
Unrealized depreciation	($4,957,324)

At October 31, 2013, the cost of investments for federal income tax purposes was $173,698,591 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,659,678
Unrealized depreciation	(13,617,002)
Net unrealized depreciation	($4,957,324)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $91,756,634 and $150,407,034, respectively, for the year ended October 31, 2013, of which $5,759,040 and $16,765,760, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash

Annual Report 2013	45

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2013, affiliated shareholder accounts owned 25.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays

a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 10. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

46	Annual Report 2013

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	47

Columbia Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II

and the Shareholders of Columbia Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

48	Annual Report 2013

Columbia Global Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$4,086,563
Foreign Taxes Paid	$42,992
Foreign Source Income	$8,141,448

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013	49

Columbia Global Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

50	Annual Report 2013

Columbia Global Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	51

Columbia Global Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

52	Annual Report 2013

Columbia Global Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Annual Report 2013	53

Columbia Global Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

54	Annual Report 2013

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Annual Report 2013	55

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56	Annual Report 2013

Columbia Global Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	57

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN153_10_C01_(12/13)

Annual Report October 31, 2013

Columbia Global Equity Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Global Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Global Equity Fund

Performance Overview

Performance Summary

>	Columbia Global Equity Fund (the Fund) Class A shares returned 25.62% excluding sales charges for the 12-month period that ended October 31, 2013.

>	The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned 23.29% during the same period.

>

The Fund’s performance advantage over its benchmark was mainly the result of strong stock selection. An emphasis on developed markets and a focus on sectors sensitive to economic activity, such as the consumer discretionary and information technology groups, also aided performance.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	05/29/90
Excluding sales charges		25.62	12.79	7.72
Including sales charges		18.41	11.46	7.08
Class B	03/20/95
Excluding sales charges		24.52	11.92	6.88
Including sales charges		19.52	11.66	6.88
Class C	06/26/00
Excluding sales charges		24.52	11.96	6.90
Including sales charges		23.52	11.96	6.90
Class I*	08/01/08	26.25	13.37	8.00
Class K	03/20/95	25.87	13.02	7.91
Class R*	12/11/06	25.19	12.64	7.53
Class R5*	12/11/06	26.06	13.33	8.04
Class W*	12/01/06	25.51	12.84	7.72
Class Z*	09/27/10	25.74	12.95	7.79
MSCI ACWI (Net)		23.29	13.47	7.65

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual funds/appended-performance for more information.

The MSCI ACWI (All Country World Index) (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Global Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Global Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Neil Robson

Pauline Grange

Effective April 12, 2013, Neil Robson replaced Stephen Thornber as Lead Manager of the Fund. Effective October 1, 2013, Pauline Grange replaced Esther Perkins as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2013)
eBay, Inc. (United States)	2.4
Walt Disney Co. (The) (United States)	2.3
Google, Inc., Class A (United States)	2.2
Pfizer, Inc. (United States)	2.1
Novartis AG, Registered Shares (Switzerland)	2.1
Comcast Corp., Class A (United States)	2.0
Samsung Electronics Co., Ltd. (South Korea)	2.0
United Rentals, Inc. (United States)	2.0
JPMorgan Chase & Co. (United States)	2.0
Equifax, Inc. (United States)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund’s Class A shares returned 25.62% excluding sales charges for the 12 months ended October 31, 2013. The Fund’s return was higher than the return of the benchmark, the MSCI ACWI (Net), which rose 23.29% for the same 12-month period. Strong stock selection generally accounted for the Fund’s performance advantage over its benchmark. An emphasis on developed economies, especially in Europe, Japan and North America, and on sectors linked to the economic cycle, such consumer discretionary and technology, also aided results. Disappointments were mostly company specific.

Developed Economies Outperformed

Despite some periodic worries about slowing growth in China and other emerging markets, world equity markets produced solid results for the 12 months ended October 31, 2013. Returns were especially impressive in developed economies, notably in the United States, Japan and Europe, with the latter two economic regions showing clear evidence of economic recovery. Sectors sensitive to economic performance, such as consumer discretionary, industrials and financials, tended to outperform. Among defensive sectors, health care outperformed, as the pipeline for new pharmaceutical products grew. The materials and energy sectors underperformed as commodity prices declined in response to weak demand and rising supply. In general, investors appeared confident that accommodative monetary policies by major central banks would help sustain economic recovery. Nevertheless, concerns arose midway through the period in reaction to the announcement by the U.S. Federal Reserve (the Fed) that it was considering cutting back on its monthly bond purchases, which would restrict financial liquidity in emerging markets — action that the Fed did not subsequently take within the period. These markets had already been affected by slowing growth in China, economic deterioration in India and declining demand for materials from commodity-producing export nations. Despite these concerns, the world’s stock markets produced positive results for the 12-month period, even emerging markets, although their returns were more muted.

Stock Selection Drove Results

The Fund was well positioned to benefit from the strong performance of the world’s more developed economies and from its emphasis on cyclical sectors, which tend to rise during periods of economic expansions. However, stock selection was the key to the Fund’s strong performance relative to its benchmark. Among individual holdings, significant contributions came from two Internet-related holdings — Priceline.com and Facebook — as well as from global casino company Las Vegas Sands. Priceline.com, a web-based travel reservation company, outperformed on rising bookings and improving growth expectations. Facebook, the online social media network, overcame skepticism about its business model and produced solid advertising revenue gains from mobile communications devices. After Las Vegas Sands posted gains from casino operations in Macau, we trimmed our position. Global automotive companies Toyota of Japan and Renault of France also performed well. We reduced the Fund’s position in Toyota while taking profits and liquidating the investment in Renault.

The Fund’s disappointments were mostly stock specific. Tullow Oil, a U.K.-based energy exploration and production company, was the most significant detractor. The company reported disappointments in its exploratory drilling efforts. We reduced the position in Tullow Oil while eliminating two other disappointing holdings: Riverbed Technology and Bank Rakyat Indonesia. Riverbed, a U.S.-based technology company involved in communications networks, did not see

4	Annual Report 2013

Columbia Global Equity Fund

Manager Discussion of Fund Performance (continued)

anticipated increases in corporate network investments. It also disappointed many investors with a controversial acquisition. Bank Rakyat Indonesia underperformed as emerging market investments fell out of favor. Worries about possible tapering of more aggressive U.S. monetary policy stimulus raised market concerns about Indonesia generally, as its current account deficit makes it more sensitive to international investment flows.

Portfolio Changes

During the period, we repositioned the portfolio to add greater exposure to Japanese companies. While most of the immediate benefits from a weaker yen already have been translated into stock market gains, we believe the pro-growth policies of Japanese Prime Minister Shinzo Abe could result in a sustained economic recovery in Japan. We also have increased the Fund’s overweight position in North America. We reduced exposure to the health care sector following strong performance and as a number of stocks reached our target prices.

Looking Ahead

The portfolio is currently aligned to benefit from continued gains in the global economy, with overweight positions in cyclical sectors, including information technology and consumer discretionary. We presently believe that companies in these sectors offer the most attractive combination of growth and valuation. The Fund remains underweight in the energy sector, where major oil companies remain challenged, and underweight defensive sectors, in general. Overall, we think global equities remain reasonably priced. Although the Fed might begin reducing its more stimulative monetary policies, we believe the recoveries occurring throughout the globe should support the momentum for further economic gains. In addition, the mergers and acquisitions market has come to life recently, with some very substantial deals in the telecommunications, technology and media groups.

Country Breakdown (%) (at October 31, 2013)
Belgium	1.5
Canada	3.6
Germany	4.2
Hong Kong	0.7
Ireland	1.6
Japan	11.5
Norway	0.3
Panama	0.9
South Korea	2.0
Switzerland	7.5
United Kingdom	12.6
United States(a)	53.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at October 31, 2013)
Aerospace & Defense	0.8
Airlines	0.9
Auto Components	1.1
Automobiles	2.0
Beverages	1.5
Biotechnology	1.0
Building Products	1.1
Capital Markets	4.6
Chemicals	3.9
Commercial Banks	2.9
Commercial Services & Supplies	1.9
Communications Equipment	1.1
Computers & Peripherals	2.9
Consumer Finance	2.7
Diversified Financial Services	1.9
Electronic Equipment, Instruments & Components	1.7
Energy Equipment & Services	2.3
Food & Staples Retailing	0.8
Food Products	4.6
Health Care Equipment & Supplies	3.6
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	3.5
Household Durables	1.6
Insurance	4.4
Internet & Catalog Retail	1.5

Annual Report 2013	5

Columbia Global Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2013) (continued)
Internet Software & Services	5.5
IT Services	1.5
Machinery	0.8
Media	6.0
Metals & Mining	1.7
Multiline Retail	0.8
Oil, Gas & Consumable Fuels	5.6
Personal Products	0.5
Pharmaceuticals	5.0
Professional Services	1.9
Real Estate Management & Development	0.7
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	3.2
Software	1.8
Textiles, Apparel & Luxury Goods	1.1
Tobacco	0.7
Trading Companies & Distributors	4.6
Wireless Telecommunication Services	1.5
Money Market Funds	0.3
Total	99.4

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Investment Risks

Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Investments in foreign securities subjects the fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. The fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the fund invests. The fund’s share price may be more volatile than a more geographically diversified fund. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund’s prospectus for information on these and other risks.

6	Annual Report 2013

Columbia Global Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.50	1,017.69	7.88	7.58	1.49
Class B	1,000.00	1,000.00	1,094.00	1,013.91	11.82	11.37	2.24
Class C	1,000.00	1,000.00	1,095.20	1,013.91	11.83	11.37	2.24
Class I	1,000.00	1,000.00	1,102.40	1,020.37	5.09	4.89	0.96
Class K	1,000.00	1,000.00	1,101.10	1,018.95	6.57	6.31	1.24
Class R	1,000.00	1,000.00	1,096.50	1,016.43	9.19	8.84	1.74
Class R5	1,000.00	1,000.00	1,101.20	1,020.11	5.35	5.14	1.01
Class W	1,000.00	1,000.00	1,098.90	1,017.69	7.88	7.58	1.49
Class Z	1,000.00	1,000.00	1,100.10	1,018.95	6.56	6.31	1.24

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	7

Columbia Global Equity Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.1%
Issuer	Shares	Value ($)
Belgium 1.5%
Anheuser-Busch InBev NV	57,253	5,954,518

Canada 3.6%
First Quantum Minerals Ltd.	185,800	3,524,792

Methanex Corp.	88,000	5,103,688

Suncor Energy, Inc.	151,300	5,498,256

Total		14,126,736

Germany 4.2%
Brenntag AG	25,209	4,271,592

Continental AG	24,000	4,397,478

Fresenius Medical Care AG & Co. KGaA	39,208	2,595,721

Linde AG	12,076	2,294,646

MTU Aero Engines AG	31,876	3,184,947

Total		16,744,384

Hong Kong 0.7%
Sun Hung Kai Properties Ltd.	212,000	2,776,930

Ireland 1.6%
Covidien PLC	99,746	6,394,716

Japan 11.4%
Aeon Co., Ltd.	242,400	3,307,894

Daikin Industries Ltd.	73,100	4,205,691

Fuji Media Holdings, Inc.	114,300	2,278,612

Konami Corp.	167,300	4,043,209

Mazda Motor Corp.(a)	872,000	3,925,316

Nomura Holdings, Inc.	932,900	6,891,364

Ryohin Keikaku Co., Ltd.	31,000	3,092,427

Sekisui Chemical Co., Ltd.	563,000	6,541,215

Shimadzu Corp.	213,000	2,085,777

Sumitomo Mitsui Trust Holdings, Inc.	982,000	4,850,185

Toyota Motor Corp.	59,300	3,844,905

Total		45,066,595

Norway 0.3%
ProSafe SE	130,236	1,116,830

Panama 0.9%
Copa Holdings SA, Class A	22,969	3,434,784

South Korea 2.0%
Samsung Electronics Co., Ltd.	5,752	7,932,348

Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 7.4%
Nestlé SA, Registered Shares	90,822	6,556,280

Novartis AG, Registered Shares	106,972	8,305,701

Swatch Group AG (The)	6,520	4,171,334

TE Connectivity Ltd.	93,556	4,817,199

UBS AG, Registered Shares	285,000	5,515,622

Total		29,366,136

United Kingdom 12.5%
Aon PLC	78,721	6,226,044

BG Group PLC	215,665	4,403,726

HSBC Holdings PLC	600,351	6,565,911

Liberty Global PLC, Class A(a)	56,187	4,403,375

Rio Tinto PLC	63,055	3,192,812

Tullow Oil PLC	195,933	2,960,947

Unilever PLC	187,795	7,603,037

Vodafone Group PLC	1,671,221	6,015,779

Weir Group PLC (The)	85,982	3,108,821

Whitbread PLC	93,106	5,124,991

Total		49,605,443

United States 51.0%
Affiliated Managers Group, Inc.(a)	11,417	2,254,172

Airgas, Inc.	49,556	5,405,073

American Express Co.	92,924	7,601,183

American International Group, Inc.	141,271	7,296,647

Amgen, Inc.	34,161	3,962,676

Apple, Inc.	12,790	6,680,856

Autodesk, Inc.(a)	75,220	3,002,030

Bristol-Myers Squibb Co.	57,601	3,025,205

Comcast Corp., Class A	168,682	8,025,890

Discover Financial Services	59,133	3,067,820

Dresser-Rand Group, Inc.(a)	50,632	3,076,907

eBay, Inc.(a)	176,065	9,280,386

EMC Corp.	193,092	4,647,724

Equifax, Inc.	118,403	7,657,122

Estee Lauder Companies, Inc. (The), Class A	27,000	1,915,920

Facebook, Inc., Class A(a)	77,624	3,901,382

Fidelity National Financial, Inc., Class A	144,366	4,063,903

Google, Inc., Class A(a)	8,364	8,619,771

JPMorgan Chase & Co.	148,789	7,668,585

Lam Research Corp.(a)	90,203	4,891,709

Las Vegas Sands Corp.	82,148	5,768,433

LyondellBasell Industries NV, Class A	37,759	2,816,821

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Mastercard, Inc., Class A	8,028	5,756,879

McDonald’s Corp.	30,996	2,991,734

Mead Johnson Nutrition Co.	48,476	3,958,550

National Oilwell Varco, Inc.	59,005	4,790,026

Occidental Petroleum Corp.	51,217	4,920,929

Pfizer, Inc.	271,693	8,335,541

Philip Morris International, Inc.	29,762	2,652,389

priceline.com, Inc.(a)	5,848	6,162,798

QUALCOMM, Inc.	61,127	4,246,493

Sirona Dental Systems, Inc.(a)	51,583	3,726,872

Tyco International Ltd.	203,507	7,438,181

Union Pacific Corp.	33,109	5,012,703

United Rentals, Inc.(a)	122,658	7,922,480

Walt Disney Co. (The)	133,752	9,174,050

WESCO International, Inc.(a)	71,741	6,130,986

Zimmer Holdings, Inc.	46,382	4,057,034

Total		201,907,860

Total Common Stocks
(Cost: $307,140,606)		384,427,280

Limited Partnerships 2.0%
Issuer	Shares	Value ($)
United States 2.0%
Blackstone Group LP	139,486	3,665,692

Enterprise Products Partners LP	69,278	4,383,912

Total		8,049,604

Total Limited Partnerships
(Cost: $5,618,265)		8,049,604

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.093%(b)(c)	1,064,443	1,064,443

Total Money Market Funds
(Cost: $1,064,443)		1,064,443

Total Investments
(Cost: $313,823,314)		393,541,327

Other Assets & Liabilities, Net		2,546,986

Net Assets		396,088,313

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,088,083	114,466,684	(116,490,324)	1,064,443	6,322	1,064,443

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	36,526,279	33,376,278	—	69,902,557

Consumer Staples	8,526,860	23,421,728	—	31,948,588

Energy	18,286,118	8,481,503	—	26,767,621

Financials	38,178,355	26,600,013	—	64,778,368

Health Care	29,502,043	10,901,421	—	40,403,464

Industrials	37,596,256	14,771,052	—	52,367,308

Information Technology	55,844,429	14,061,335	—	69,905,764

Materials	16,850,374	5,487,457	—	22,337,831

Telecommunication Services	—	6,015,779	—	6,015,779

Total Equity Securities	241,310,714	143,116,566	—	384,427,280

Other

Limited Partnerships	8,049,604	—	—	8,049,604

Total Other	8,049,604	—	—	8,049,604

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Money Market Funds	1,064,443	—	—	1,064,443

Total Mutual Funds	1,064,443	—	—	1,064,443

Total	250,424,761	143,116,566	—	393,541,327

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Global Equity Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $312,758,871)	$392,476,884

Affiliated issuers (identified cost $1,064,443)	1,064,443

Total investments (identified cost $313,823,314)	393,541,327

Foreign currency (identified cost $145,889)	147,872

Receivable for:

Investments sold	3,881,544

Capital shares sold	57,655

Dividends	572,352

Reclaims	374,875

Prepaid expenses	4,125

Trustees’ deferred compensation plan	24,666

Total assets	398,604,416

Liabilities

Payable for:

Investments purchased	1,789,769

Capital shares purchased	476,793

Investment management fees	8,617

Distribution and/or service fees	3,211

Transfer agent fees	44,953

Administration fees	872

Plan administration fees	45

Compensation of board members	84,418

Expense reimbursement due to Investment Manager	938

Other expenses	81,821

Trustees’ deferred compensation plan	24,666

Total liabilities	2,516,103

Net assets applicable to outstanding capital stock	$396,088,313

Represented by

Paid-in capital	$438,689,404

Undistributed net investment income	1,178,955

Accumulated net realized loss	(123,511,134)

Unrealized appreciation (depreciation) on:

Investments	79,718,013

Foreign currency translations	13,075

Total — representing net assets applicable to outstanding capital stock	$396,088,313

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Global Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$360,041,105

Shares outstanding	39,281,234

Net asset value per share	$9.17

Maximum offering price per share(a)	$9.73

Class B

Net assets	$9,282,478

Shares outstanding	1,091,475

Net asset value per share	$8.50

Class C

Net assets	$17,250,154

Shares outstanding	2,054,168

Net asset value per share	$8.40

Class I

Net assets	$3,409

Shares outstanding	368

Net asset value per share(b)	$9.26

Class K

Net assets	$6,601,480

Shares outstanding	713,265

Net asset value per share	$9.26

Class R

Net assets	$142,377

Shares outstanding	15,473

Net asset value per share	$9.20

Class R5

Net assets	$3,406

Shares outstanding	368

Net asset value per share(b)	$9.25

Class W

Net assets	$3,414

Shares outstanding	370

Net asset value per share(b)	$9.22

Class Z

Net assets	$2,760,490

Shares outstanding	299,039

Net asset value per share	$9.23

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Global Equity Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$7,800,002
Dividends — affiliated issuers	6,322
Interest	14,783
Income from securities lending — net	134
Foreign taxes withheld	(520,864)

Total income	7,300,377

Expenses:
Investment management fees	2,996,496
Distribution and/or service fees
Class A	855,921
Class B	105,386
Class C	171,692
Class R	617
Class W	8
Transfer agent fees
Class A	1,054,578
Class B	32,630
Class C	52,956
Class K	2,940
Class R	387
Class R5	2
Class W	9
Class Z	7,692
Administration fees	302,867
Plan administration fees
Class K	14,692
Compensation of board members	32,548
Custodian fees	34,748
Printing and postage fees	112,520
Registration fees	69,472
Professional fees	64,927
Other	7,599

Total expenses	5,920,687
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(240,279)
Expense reductions	(6,922)

Total net expenses	5,673,486

Net investment income	1,626,891

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	39,226,055
Foreign currency translations	(14,373)

Net realized gain	39,211,682
Net change in unrealized appreciation (depreciation) on:
Investments	44,994,432
Foreign currency translations	(34,383)

Net change in unrealized appreciation (depreciation)	44,960,049

Net realized and unrealized gain	84,171,731

Net increase in net assets resulting from operations	$85,798,622

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Global Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations

Net investment income	$1,626,891	$2,743,410

Net realized gain	39,211,682	5,108,675

Net change in unrealized appreciation (depreciation)	44,960,049	17,262,528

Net increase in net assets resulting from operations	85,798,622	25,114,613

Distributions to shareholders

Net investment income

Class A	(4,113,962)	(967,038)

Class B	(38,557)	—

Class C	(86,094)	—

Class I	(48)	(17)

Class K	(72,812)	(18,326)

Class R	(1,245)	(53)

Class R5	(47)	(17)

Class W	(38)	—

Class Z	(37,305)	(15,014)

Total distributions to shareholders	(4,350,108)	(1,000,465)

Increase (decrease) in net assets from capital stock activity	(54,539,937)	(89,704,617)

Proceeds from regulatory settlements (Note 6)	—	444,107

Total increase (decrease) in net assets	26,908,577	(65,146,362)

Net assets at beginning of year	369,179,736	434,326,098

Net assets at end of year	$396,088,313	$369,179,736

Undistributed net investment income	$1,178,955	$2,539,776

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Global Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,783,707	14,751,552	2,280,396	16,181,626

Distributions reinvested	520,304	3,990,734	137,922	911,662

Redemptions	(8,092,316)	(65,581,975)	(13,137,573)	(93,897,107)

Net decrease	(5,788,305)	(46,839,689)	(10,719,255)	(76,803,819)

Class B shares

Subscriptions	25,653	191,461	38,926	258,507

Distributions reinvested	5,339	38,228	—	—

Redemptions(a)	(541,908)	(4,198,612)	(1,117,326)	(7,315,461)

Net decrease	(510,916)	(3,968,923)	(1,078,400)	(7,056,954)

Class C shares

Subscriptions	126,262	954,896	124,579	820,073

Distributions reinvested	10,028	70,901	—	—

Redemptions	(667,233)	(4,970,569)	(908,300)	(5,969,340)

Net decrease	(530,943)	(3,944,772)	(783,721)	(5,149,267)

Class K shares

Subscriptions	145,120	1,204,300	133,607	950,181

Distributions reinvested	9,414	72,772	2,750	18,316

Redemptions	(115,550)	(955,689)	(121,743)	(864,349)

Net increase	38,984	321,383	14,614	104,148

Class R shares

Subscriptions	9,507	75,095	1,140	8,153

Distributions reinvested	102	787	7	47

Redemptions	(2,622)	(21,815)	(2,715)	(20,039)

Net increase (decrease)	6,987	54,067	(1,568)	(11,839)

Class W shares

Redemptions	—	—	(1)	(1)

Net increase (decrease)	—	—	(1)	(1)

Class Z shares

Subscriptions	87,347	712,668	82,107	593,927

Distributions reinvested	3,260	25,099	1,443	9,583

Redemptions	(112,093)	(899,770)	(192,042)	(1,390,395)

Net decrease	(21,486)	(162,003)	(108,492)	(786,885)

Total net decrease	(6,805,679)	(54,539,937)	(12,676,823)	(89,704,617)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Global Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.39		$6.95		$7.07		$6.13		$5.21

Income from investment operations:

Net investment income	0.04		0.05		0.01		0.00	(a)	0.05

Net realized and unrealized gain (loss)	1.83		0.40		(0.11)		0.96		0.95

Total from investment operations	1.87		0.45		(0.10)		0.96		1.00

Less distributions to shareholders:

Net investment income	(0.09)		(0.02)		(0.02)		(0.03)		(0.08)

Total distributions to shareholders	(0.09)		(0.02)		(0.02)		(0.03)		(0.08)

Proceeds from regulatory settlements	—		0.01		—		0.01		0.00	(a)

Net asset value, end of period	$9.17		$7.39		$6.95		$7.07		$6.13

Total return	25.62%		6.62	%(b)	(1.40%)		15.78	%(c)	19.39	%(d)

Ratios to average net assets(e)

Total gross expenses	1.51%		1.51%		1.46%		1.45%		1.44%

Total net expenses(f)	1.45	%(g)	1.36	%(g)	1.36	%(g)	1.45%		1.44%

Net investment income	0.48%		0.75%		0.18%		0.03%		0.92%

Supplemental data

Net assets, end of period (in thousands)	$360,041		$333,196		$387,709		$375,169		$394,511

Portfolio turnover	46%		50%		44%		54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$6.85		$6.47		$6.63		$5.77		$4.87

Income from investment operations:

Net investment income (loss)	(0.02)		0.00	(a)	(0.04)		(0.04)		0.01

Net realized and unrealized gain (loss)	1.70		0.37		(0.11)		0.90		0.89

Total from investment operations	1.68		0.37		(0.15)		0.86		0.90

Less distributions to shareholders:

Net investment income	(0.03)		—		(0.01)		(0.01)		—

Total distributions to shareholders	(0.03)		—		(0.01)		(0.01)		—

Proceeds from regulatory settlements	—		0.01		—		0.01		0.00	(a)

Net asset value, end of period	$8.50		$6.85		$6.47		$6.63		$5.77

Total return	24.52%		5.87	%(b)	(2.26%)		15.03	%(c)	18.48	%(d)

Ratios to average net assets(e)

Total gross expenses	2.27%		2.26%		2.22%		2.21%		2.21%

Total net expenses(f)	2.20	%(g)	2.11	%(g)	2.12	%(g)	2.21%		2.21%

Net investment income (loss)	(0.24%)		0.02%		(0.56%)		(0.69%)		0.22%

Supplemental data

Net assets, end of period (in thousands)	$9,282		$10,979		$17,347		$23,894		$33,009

Portfolio turnover	46%		50%		44%		54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$6.78		$6.40		$6.55		$5.71		$4.83

Income from investment operations:

Net investment income (loss)	(0.02)		(0.00	)(a)	(0.04)		(0.04)		(0.00	)(a)

Net realized and unrealized gain (loss)	1.68		0.37		(0.10)		0.88		0.89

Total from investment operations	1.66		0.37		(0.14)		0.84		0.89

Less distributions to shareholders:

Net investment income	(0.04)		—		(0.01)		(0.01)		(0.01)

Total distributions to shareholders	(0.04)		—		(0.01)		(0.01)		(0.01)

Proceeds from regulatory settlements	—		0.01		—		0.01		0.00	(a)

Net asset value, end of period	$8.40		$6.78		$6.40		$6.55		$5.71

Total return	24.52%		5.94	%(b)	(2.14%)		14.86	%(c)	18.39	%(d)

Ratios to average net assets(e)

Total gross expenses	2.26%		2.25%		2.22%		2.21%		2.20%

Total net expenses(f)	2.20	%(g)	2.11	%(g)	2.11	%(g)	2.21%		2.20%

Net investment income (loss)	(0.26%)		(0.00	%)(a)	(0.62%)		(0.72%)		(0.08%)

Supplemental data

Net assets, end of period (in thousands)	$17,250		$17,516		$21,560		$10,147		$10,570

Portfolio turnover	46%		50%		44%		54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$7.46	$7.01		$7.11	$6.16		$5.25

Income from investment operations:

Net investment income	0.08	0.09		0.01	0.04		0.09

Net realized and unrealized gain (loss)	1.85	0.40		(0.08)	0.95		0.95

Total from investment operations	1.93	0.49		(0.07)	0.99		1.04

Less distributions to shareholders:

Net investment income	(0.13)	(0.05)		(0.03)	(0.05)		(0.13)

Total distributions to shareholders	(0.13)	(0.05)		(0.03)	(0.05)		(0.13)

Proceeds from regulatory settlements	—	0.01		—	0.01		0.00	(a)

Net asset value, end of period	$9.26	$7.46		$7.01	$7.11		$6.16

Total return	26.25%	7.15	%(b)	(0.98%)	16.32	%(c)	20.21	%(d)

Ratios to average net assets(e)

Total gross expenses	0.98%	1.02%		0.93%	0.91%		0.84%

Total net expenses(f)	0.95%	0.91%		0.92%	0.91%		0.84%

Net investment income	0.97%	1.20%		0.15%	0.55%		1.56%

Supplemental data

Net assets, end of period (in thousands)	$3	$3		$3	$31,015		$32,596

Portfolio turnover	46%	50%		44%	54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$7.46	$7.01		$7.13	$6.18		$5.26

Income from investment operations:

Net investment income	0.06	0.07		0.02	0.02		0.06

Net realized and unrealized gain (loss)	1.85	0.40		(0.11)	0.96		0.96

Total from investment operations	1.91	0.47		(0.09)	0.98		1.02

Less distributions to shareholders:

Net investment income	(0.11)	(0.03)		(0.03)	(0.04)		(0.10)

Total distributions to shareholders	(0.11)	(0.03)		(0.03)	(0.04)		(0.10)

Proceeds from regulatory settlements	—	0.01		—	0.01		0.00	(a)

Net asset value, end of period	$9.26	$7.46		$7.01	$7.13		$6.18

Total return	25.87%	6.87	%(b)	(1.33%)	16.03	%(c)	19.72	%(d)

Ratios to average net assets(e)

Total gross expenses	1.26%	1.28%		1.24%	1.21%		1.15%

Total net expenses(f)	1.24%	1.21%		1.17%	1.21%		1.15%

Net investment income	0.67%	0.90%		0.32%	0.27%		1.22%

Supplemental data

Net assets, end of period (in thousands)	$6,601	$5,032		$4,627	$7,016		$6,059

Portfolio turnover	46%	50%		44%	54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.44		$7.00		$7.14		$6.14		$5.23

Income from investment operations:

Net investment income (loss)	0.02		0.03		(0.00	)(a)	(0.02)		(0.01)

Net realized and unrealized gain (loss)	1.84		0.41		(0.12)		1.01		1.00

Total from investment operations	1.86		0.44		(0.12)		0.99		0.99

Less distributions to shareholders:

Net investment income	(0.10)		(0.01)		(0.02)		—		(0.08)

Total distributions to shareholders	(0.10)		(0.01)		(0.02)		—		(0.08)

Proceeds from regulatory settlements	—		0.01		—		0.01		0.00	(a)

Net asset value, end of period	$9.20		$7.44		$7.00		$7.14		$6.14

Total return	25.19%		6.37	%(b)	(1.70%)		16.29	%(c)	19.13	%(d)

Ratios to average net assets(e)

Total gross expenses	1.77%		1.76%		1.72%		1.71%		1.69%

Total net expenses(f)	1.70	%(g)	1.61	%(g)	1.61	%(g)	1.71%		1.69%

Net investment income (loss)	0.20%		0.48%		(0.01%)		(0.24%)		(0.16%)

Supplemental data

Net assets, end of period (in thousands)	$142		$63		$70		$41		$46

Portfolio turnover	46%		50%		44%		54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$7.46	$7.01		$7.12	$6.16		$5.25

Income from investment operations:

Net investment income	0.08	0.08		0.02	0.03		0.08

Net realized and unrealized gain (loss)	1.84	0.41		(0.10)	0.97		0.96

Total from investment operations	1.92	0.49		(0.08)	1.00		1.04

Less distributions to shareholders:

Net investment income	(0.13)	(0.05)		(0.03)	(0.05)		(0.13)

Total distributions to shareholders	(0.13)	(0.05)		(0.03)	(0.05)		(0.13)

Proceeds from regulatory settlements	—	0.01		—	0.01		0.00	(a)

Net asset value, end of period	$9.25	$7.46		$7.01	$7.12		$6.16

Total return	26.06%	7.15	%(b)	(1.13%)	16.44	%(c)	20.20	%(d)

Ratios to average net assets(e)

Total gross expenses	1.03%	1.07%		0.94%	0.96%		0.90%

Total net expenses(f)	1.00%	0.96%		0.92%	0.96%		0.90%

Net investment income	0.92%	1.15%		0.32%	0.50%		1.39%

Supplemental data

Net assets, end of period (in thousands)	$3	$3		$3	$19		$18

Portfolio turnover	46%	50%		44%	54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.44		$6.97		$7.10		$6.16		$5.23

Income from investment operations:

Net investment income	0.04		0.05		0.02		0.01		0.06

Net realized and unrealized gain (loss)	1.84		0.41		(0.13)		0.95		0.96

Total from investment operations	1.88		0.46		(0.11)		0.96		1.02

Less distributions to shareholders:

Net investment income	(0.10)		(0.00	)(a)	(0.02)		(0.03)		(0.09)

Total distributions to shareholders	(0.10)		(0.00	)(a)	(0.02)		(0.03)		(0.09)

Proceeds from regulatory settlements	—		0.01		—		0.01		0.00	(a)

Net asset value, end of period	$9.22		$7.44		$6.97		$7.10		$6.16

Total return	25.51%		6.76	%(b)	(1.52%)		15.80	%(c)	19.70	%(d)

Ratios to average net assets(e)

Total gross expenses	1.54%		1.59%		1.48%		1.38%		1.30%

Total net expenses(f)	1.45	%(g)	1.36	%(g)	1.37	%(g)	1.38%		1.30%

Net investment income	0.47%		0.75%		0.21%		0.08%		1.05%

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$3		$5		$4

Portfolio turnover	46%		50%		44%		54%		81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.45		$7.00		$7.12		$6.85

Income from investment operations:

Net investment income (loss)	0.06		0.07		0.02		(0.01)

Net realized and unrealized gain (loss)	1.84		0.41		(0.11)		0.28

Total from investment operations	1.90		0.48		(0.09)		0.27

Less distributions to shareholders:

Net investment income	(0.12)		(0.04)		(0.03)		—

Total distributions to shareholders	(0.12)		(0.04)		(0.03)		—

Proceeds from regulatory settlements	—		0.01		—		—

Net asset value, end of period	$9.23		$7.45		$7.00		$7.12

Total return	25.74%		7.03	%(b)	(1.29%)		3.94%

Ratios to average net assets(c)

Total gross expenses	1.26%		1.25%		1.23%		1.37	%(d)

Total net expenses(e)	1.20	%(f)	1.11	%(f)	1.11	%(g)	1.37	%(d)

Net investment income (loss)	0.72%		1.00%		0.24%		(1.52	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,760		$2,387		$3,004		$3

Portfolio turnover	46%		50%		44%		54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Global Equity Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the

26	Annual Report 2013

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and

Annual Report 2013	27

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $2,195.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not

28	Annual Report 2013

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

“interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.31
Class C	0.31
Class K	0.05
Class R	0.31
Class R5	0.05
Class W	0.31
Class Z	0.31

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $15,612. The liability remaining at October 31, 2013 for non-recurring charges associated with the lease amounted to $7,837 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $6,922.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $832,000 and $1,440,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

Annual Report 2013	29

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

$164,928 for Class A, $2,102 for Class B and $537 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014	Prior to March 1, 2013
Class A	1.49%	1.36%
Class B	2.24	2.11
Class C	2.24	2.11
Class I	1.04	0.91
Class K	1.34	1.21
Class R	1.74	1.61
Class R5	1.09	0.96
Class W	1.49	1.36
Class Z	1.24	1.11

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/

reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,362,396
Accumulated net realized loss	21,052,216
Paid-in capital	(22,414,612)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Ordinary income	$4,350,108	$1,000,465

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,235,671
Unrealized appreciation	79,604,288

At October 31, 2013, the cost of investments for federal income tax purposes was $313,937,039 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$81,956,392
Unrealized depreciation	(2,352,104)
Net unrealized appreciation	$79,604,288

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	13,297,547
2017	99,980,426
2019	10,126,139
Total	123,404,112

30	Annual Report 2013

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

For the year ended October 31, 2013, $37,608,796 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $169,057,334 and $226,631,833, respectively, for the year ended October 31, 2013.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $444,107 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2013, affiliated shareholder accounts owned 12.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

Annual Report 2013	31

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2013

The Fund had no borrowings during the year ended October 31, 2013.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2013

Columbia Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

Annual Report 2013	33

Columbia Global Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100%
Dividends Received Deduction	67.33%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

34	Annual Report 2013

Columbia Global Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	35

Columbia Global Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2013

Columbia Global Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	37

Columbia Global Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

38	Annual Report 2013

Columbia Global Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013	39

Columbia Global Equity Fund

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40	Annual Report 2013

Columbia Global Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN155_10_C01_(12/13)

Annual Report October 31, 2013

Columbia Seligman Global Technology Fund

President’s Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China’s, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed’s tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Seligman Global Technology Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Seligman Global Technology Fund

Performance Overview

Performance Summary

>	Columbia Seligman Global Technology Fund (the Fund) Class A shares returned 22.57% excluding sales charges for the 12-month period that ended October 31, 2013.

>	The Fund outperformed its benchmark, the MSCI World Information Technology (IT) Index (Net), which returned 22.10% during the same period.

>	Security selection generally accounted for the Fund’s performance advantage versus the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	05/23/94
Excluding sales charges		22.57	16.04	7.68
Including sales charges		15.55	14.67	7.05
Class B	04/22/96
Excluding sales charges		21.63	15.17	6.88
Including sales charges		16.63	14.94	6.88
Class C	05/27/99
Excluding sales charges		21.57	15.17	6.89
Including sales charges		20.57	15.17	6.89
Class I*	08/03/09	23.15	16.51	7.90
Class K*	08/03/09	22.75	16.24	7.78
Class R	04/30/03	22.24	15.74	7.42
Class R4*	11/08/12	22.87	16.10	7.71
Class R5*	08/03/09	23.06	16.43	7.87
Class Z*	09/27/10	22.84	16.23	7.77
MSCI World IT Index (Net)		22.10	15.56	5.66

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World IT Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Seligman Global Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 — October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Parower, CFA

Paul Wick

Ajay Diwan

Effective September 3, 2013, Benjamin Lu no longer serves as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2013)
Synopsys, Inc.	7.8
Lam Research Corp.	5.9
Google, Inc., Class A	5.1
Check Point Software Technologies Ltd.	5.0
Apple, Inc.	4.7
Symantec Corp.	4.7
QUALCOMM, Inc.	4.0
NetApp, Inc.	3.4
EMC Corp.	3.4
Broadcom Corp., Class A	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended October 31, 2013, the Fund’s Class A shares returned 22.57% excluding sales charges. The Fund’s benchmark, the MSCI World Information Technology (IT) Index (Net), returned 22.10% for the same 12 months. Security selection generally accounted for the Fund’s performance advantage versus the benchmark, particularly in the computers and peripherals segment of the technology sector. The Fund’s cash position, which represented an opportunity cost in a rising market, detracted from results.

Security Selection, Semiconductor Positioning Boosted Performance

The portfolio benefited from strong security selection, especially in the computers and peripherals and IT (information technology) services industries. Within computers and peripherals, a significant underweight in Apple was rewarded as its shares lost ground midway through the 12-month period. Even though the company posted mostly solid results, investors focused on reduced forward guidance, continued erosion of gross margins and the timing of new product launches. After gross margins appeared to stabilize and the company’s rollout of new product versions met with better-than-expected demand, Apple shares rebounded somewhat in the final months of the period. Out-of-benchmark positions in Electronics for Imaging and NCR bolstered the Fund’s gains and aided relative results. Electronics for Imaging, a provider of commercial digital printing services, reported earnings that beat analyst expectations. We believe the company’s wide range of products is well positioned to benefit from the printing market’s transition from analog to digital solutions. NCR benefited from a strategic acquisition made at the beginning of the year, and continued to experience good growth from its ATM and retail self-checkout businesses. Management also reduced the company’s pension shortfall.

An underweight in International Business Machines (IBM) in the IT services industry also aided the Fund’s performance relative to the benchmark, as the stock was pressured after falling short of earnings expectations on weak revenues within the company’s software and services division. Weakness in the Asian Pacific markets, a key area to IBM’s future growth strategy, also weighed on the company’s performance.

A substantial overweight in LAM Research, in the semiconductors and semiconductor equipment group, made a strong contribution to the Fund’s returns as increased consumer demand for mobility-related products drove semiconductor industry demand. Lam Research, which makes and supplies wafer fabrication equipment and services to the semiconductor industry, reported better than expected earnings and announced a share repurchase program early in 2013. Overall, the Fund’s returns from semiconductor-related holdings more than offset weak performance from Broadcom, a wireless chip manufacturer, which was overweighted in the portfolio. The company cited downward pricing pressure in its 3G-based product and delayed release of LTE baseband for its recent woes.

Disappointments from Internet Software and Services Holdings

Stock selection within the internet software and services segment detracted from performance during the year. An underweight in Google limited the Fund’s gains relative to the benchmark, as the company benefited from a pickup in its mobile advertising and search business. Valuation concerns kept us away from some well-known social media stocks, which were strong performers during the period. The Fund’s lack of exposure to these also detracted from results.

4	Annual Report 2013

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We are currently constructive in our outlook for the information technology sector. Technology stocks have had a strong showing over the past year. Yet, we believe the secular growth drivers for the sector still remain intact. Corporate technology spending has increased across the industries in which we have currently concentrated the portfolio’s holdings, namely storage, security, software and hardware. We believe that certain key companies represented in the portfolio, with low valuations and good business prospects, have not been amply rewarded by the market, while many companies with lofty valuations and insider selling have continued to rise or experience modest declines. We are optimistic that this trend may reverse itself, benefiting the portfolio. We presently remain wary of the overall economic picture, given the gridlock in Washington, D.C., high budget deficits, rising taxes, entitlement spending and the impact this environment has had on domestic business confidence. As always, we continue to adhere to our disciplined investment process, relying on deep fundamental analysis to identify those companies that we believe have the best growth prospects, that trade at attractive valuations and that we believe will deliver solid investment returns over time.

Portfolio Breakdown (%) (at October 31, 2013)
Common Stocks	94.6
Consumer Discretionary	2.3
Financials	0.3
Industrials	1.0
Information Technology	90.2
Telecommunication Services	0.8
Money Market Funds	5.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, the Fund is a narrowly-focused sector Fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund’s prospectus for information on these and other risks.

Annual Report 2013	5

Columbia Seligman Global Technology Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,113.60	1,017.29	8.36	7.98	1.57
Class B	1,000.00	1,000.00	1,109.00	1,013.51	12.33	11.77	2.32
Class C	1,000.00	1,000.00	1,109.10	1,013.51	12.33	11.77	2.32
Class I	1,000.00	1,000.00	1,116.10	1,019.86	5.65	5.40	1.06
Class K	1,000.00	1,000.00	1,114.80	1,018.35	7.25	6.92	1.36
Class R	1,000.00	1,000.00	1,112.00	1,016.03	9.69	9.25	1.82
Class R4	1,000.00	1,000.00	1,114.50	1,018.55	7.04	6.72	1.32
Class R5	1,000.00	1,000.00	1,116.00	1,019.61	5.92	5.65	1.11
Class Z	1,000.00	1,000.00	1,114.30	1,018.55	7.03	6.72	1.32

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Seligman Global Technology Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 93.4%
Issuer	Shares	Value ($)
Consumer Discretionary 2.3%
Media 2.3%

Comcast Corp., Class A	95,800	4,558,164

Time Warner Cable, Inc.	21,800	2,619,270

Time Warner, Inc.	16,700	1,147,958

Twenty-First Century Fox, Inc., Class A	51,600	1,758,528

Total		10,083,920

Total Consumer Discretionary		10,083,920

Financials 0.3%
Real Estate Investment Trusts (REITs) 0.3%

American Tower Corp.	14,200	1,126,770

Total Financials		1,126,770

Industrials 1.0%
Commercial Services & Supplies 0.5%

MiX Telematics Ltd., ADR(a)	159,474	2,079,541

Electrical Equipment 0.5%

Nidec Corp.	23,700	2,309,616

Total Industrials		4,389,157

Information Technology 89.1%
Communications Equipment 7.0%

Aruba Networks, Inc.(a)	101,700	1,907,892

Cisco Systems, Inc.	468,200	10,534,500

Juniper Networks, Inc.(a)	108,000	2,013,120

QUALCOMM, Inc.	234,738	16,307,249

Total		30,762,761

Computers & Peripherals 13.2%

Apple, Inc.	37,355	19,512,384

Electronics for Imaging, Inc.(a)	248,103	8,512,414

EMC Corp.	581,400	13,994,298

NCR Corp.(a)	59,948	2,191,100

NetApp, Inc.	362,100	14,053,101

Total		58,263,297

Electronic Equipment, Instruments & Components 0.4%

Trimble Navigation Ltd.(a)	62,300	1,779,911

Internet Software & Services 8.1%

Akamai Technologies, Inc.(a)	47,900	2,143,046

Equinix, Inc.(a)	31,200	5,038,176

Google, Inc., Class A(a)	20,200	20,817,716

Pandora Media, Inc.(a)	126,800	3,186,484

Telecity Group PLC	163,900	2,003,828

Xoom Corp.(a)	88,836	2,642,871

Total		35,832,121

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 4.6%

Groupe Steria SCA	141,160	2,614,241

Luxoft Holding, Inc.(a)	100,669	2,941,548

Performant Financial Corp.(a)	239,238	2,385,203

QIWI PLC, ADR	46,416	1,878,919

Tech Mahindra Ltd.	102,900	2,595,519

Teradata Corp.(a)	47,400	2,088,918

Visa, Inc., Class A	11,000	2,163,370

WNS Holdings Ltd., ADR(a)	162,526	3,655,210

Total		20,322,928

Semiconductors & Semiconductor Equipment 27.4%

Advanced Micro Devices, Inc.(a)	235,563	786,780

Avago Technologies Ltd.	284,500	12,924,835

Broadcom Corp., Class A	486,100	12,988,592

KLA-Tencor Corp.	103,600	6,796,160

Lam Research Corp.(a)	447,337	24,259,086

Lattice Semiconductor Corp.(a)	335,498	1,721,105

Marvell Technology Group Ltd.	617,278	7,407,336

Maxim Integrated Products, Inc.	140,200	4,163,940

Micron Technology, Inc.(a)	128,889	2,278,758

Microsemi Corp.(a)	347,200	8,725,136

Montage Technology Group Ltd.(a)	381,940	5,377,715

NXP Semiconductor NV(a)	37,300	1,571,076

Samsung Electronics Co., Ltd.	3,200	4,412,989

Skyworks Solutions, Inc.(a)	373,594	9,631,253

Synaptics, Inc.(a)	136,000	6,324,000

Teradyne, Inc.(a)	653,700	11,433,213

Total		120,801,974

Software 28.4%

Application Software 15.3%

BroadSoft, Inc.(a)	38,500	1,259,720

Citrix Systems, Inc.(a)	183,100	10,396,418

Nuance Communications, Inc.(a)	505,699	7,868,676

PTC, Inc.(a)	174,273	4,830,848

Salesforce.com, Inc.(a)	99,633	5,316,417

SolarWinds, Inc.(a)	52,400	1,896,356

Synchronoss Technologies, Inc.(a)	23,500	813,570

Synopsys, Inc.(a)	885,308	32,269,477

TiVo, Inc.(a)	235,018	3,123,389

Total		67,774,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Home Entertainment Software 1.1%

Activision Blizzard, Inc.	268,300	4,464,512

Electronic Arts, Inc.(a)	17,600	462,000

Total		4,926,512

Systems Software 12.0%

Allot Communications Ltd.(a)	84,300	1,136,364

Check Point Software Technologies Ltd.(a)	357,705	20,754,044

Fortinet, Inc.(a)	125,300	2,519,783

Microsoft Corp.	97,000	3,428,950

Symantec Corp.	854,598	19,433,558

VMware, Inc., Class A(a)	68,200	5,543,296

Total		52,815,995

Total Software		125,517,378

Total Information Technology		393,280,370

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.7%
Wireless Telecommunication Services 0.7%

SBA Communications Corp., Class A(a)	37,800	3,306,366

Total Telecommunication Services		3,306,366

Total Common Stocks
(Cost: $332,535,667)		412,186,583

Money Market Funds 5.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.093%(b)(c)	23,611,314	23,611,314

Total Money Market Funds
(Cost: $23,611,314)		23,611,314

Total Investments
(Cost: $356,146,981)		435,797,897

Other Assets & Liabilities, Net		5,465,625

Net Assets		441,263,522

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	29,174,963	195,605,399	(201,169,048)	23,611,314	24,221	23,611,314

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	10,083,920	—	—	10,083,920

Financials	1,126,770	—	—	1,126,770

Industrials	2,079,541	2,309,616	—	4,389,157

Information Technology	381,653,793	11,626,577	—	393,280,370

Telecommunication Services	3,306,366	—	—	3,306,366

Total Equity Securities	398,250,390	13,936,193	—	412,186,583

Mutual Funds

Money Market Funds	23,611,314	—	—	23,611,314

Total Mutual Funds	23,611,314	—	—	23,611,314

Total	421,861,704	13,936,193	—	435,797,897

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities

October 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $332,535,667)	$412,186,583

Affiliated issuers (identified cost $23,611,314)	23,611,314

Total investments (identified cost $356,146,981)	435,797,897

Receivable for:

Investments sold	9,336,252

Capital shares sold	144,858

Dividends	23,681

Reclaims	4,121

Prepaid expenses	4,318

Total assets	445,311,127

Liabilities

Payable for:

Investments purchased	3,531,885

Capital shares purchased	228,396

Investment management fees	10,338

Distribution and/or service fees	4,506

Transfer agent fees	76,351

Administration fees	725

Plan administration fees	1

Compensation of board members	18,913

Expense reimbursement due to Investment Manager	170

Other expenses	176,320

Total liabilities	4,047,605

Net assets applicable to outstanding capital stock	$441,263,522

Represented by

Paid-in capital	$358,787,615

Excess of distributions over net investment income	(2,497,760)

Accumulated net realized gain	5,321,606

Unrealized appreciation (depreciation) on:

Investments	79,650,916

Foreign currency translations	1,145

Total — representing net assets applicable to outstanding capital stock	$441,263,522

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A

Net assets	$342,422,981

Shares outstanding	13,920,617

Net asset value per share	$24.60

Maximum offering price per share(a)	$26.10

Class B

Net assets	$6,045,216

Shares outstanding	291,335

Net asset value per share	$20.75

Class C

Net assets	$69,151,332

Shares outstanding	3,333,730

Net asset value per share	$20.74

Class I

Net assets	$13,603

Shares outstanding	544

Net asset value per share(b)	$25.00

Class K

Net assets	$167,309

Shares outstanding	6,754

Net asset value per share	$24.77

Class R

Net assets	$7,290,864

Shares outstanding	303,566

Net asset value per share	$24.02

Class R4

Net assets	$17,082

Shares outstanding	680

Net asset value per share	$25.12

Class R5

Net assets	$58,128

Shares outstanding	2,333

Net asset value per share	$24.92

Class Z

Net assets	$16,097,007

Shares outstanding	647,647

Net asset value per share	$24.85

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Seligman Global Technology Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$3,331,546
Dividends — affiliated issuers	24,221
Income from securities lending — net	4,888
Foreign taxes withheld	(17,029)

Total income	3,343,626

Expenses:
Investment management fees	3,556,109
Distribution and/or service fees
Class A	791,239
Class B	71,300
Class C	666,664
Class R	38,392
Transfer agent fees
Class A	836,870
Class B	18,933
Class C	176,259
Class K	101
Class R	20,343
Class R4(a)	21
Class R5	36
Class Z	46,886
Administration fees	249,552
Plan administration fees
Class K	504
Compensation of board members	21,066
Custodian fees	13,601
Printing and postage fees	309,226
Registration fees	94,635
Professional fees	53,080
Other	29,197

Total expenses	6,994,014
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(210,904)
Expense reductions	(10,996)

Total net expenses	6,772,114

Net investment loss	(3,428,488)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	25,527,251
Foreign currency translations	(115,615)

Net realized gain	25,411,636
Net change in unrealized appreciation (depreciation) on:
Investments	61,647,560
Foreign currency translations	3,966

Net change in unrealized appreciation (depreciation)	61,651,526

Net realized and unrealized gain	87,063,162

Net increase in net assets resulting from operations	$83,634,674

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations

Net investment loss	$(3,428,488)	$(3,866,218)

Net realized gain	25,411,636	24,133,365

Net change in unrealized appreciation (depreciation)	61,651,526	(21,140,371)

Net increase (decrease) in net assets resulting from operations	83,634,674	(873,224)

Increase (decrease) in net assets from capital stock activity	(56,758,309)	(64,598,440)

Proceeds from regulatory settlements (Note 6)	—	549,229

Total increase (decrease) in net assets	26,876,365	(64,922,435)

Net assets at beginning of year	414,387,157	479,309,592

Net assets at end of year	$441,263,522	$414,387,157

Excess of distributions over net investment income	$(2,497,760)	$(2,656,611)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	1,548,551	36,342,396	1,481,336	31,709,659

Redemptions	(3,146,164)	(69,241,743)	(4,037,141)	(84,857,521)

Net decrease	(1,597,613)	(32,899,347)	(2,555,805)	(53,147,862)

Class B shares

Subscriptions	14,831	278,454	18,371	335,241

Redemptions(b)	(184,051)	(3,510,463)	(281,766)	(4,989,133)

Net decrease	(169,220)	(3,232,009)	(263,395)	(4,653,892)

Class C shares

Subscriptions	143,734	2,719,998	207,136	3,786,171

Redemptions	(583,486)	(10,939,231)	(615,194)	(10,998,545)

Net decrease	(439,752)	(8,219,233)	(408,058)	(7,212,374)

Class K shares

Subscriptions	108	2,553	138	3,012

Redemptions	(4,802)	(108,347)	(10,079)	(205,692)

Net decrease	(4,694)	(105,794)	(9,941)	(202,680)

Class R shares

Subscriptions	95,752	2,087,006	194,558	4,130,511

Redemptions	(205,630)	(4,467,560)	(275,814)	(5,663,081)

Net decrease	(109,878)	(2,380,554)	(81,256)	(1,532,570)

Class R4 shares

Subscriptions	900	20,600	—	—

Redemptions	(220)	(5,101)	—	—

Net increase	680	15,499	—	—

Class R5 shares

Subscriptions	643	13,736	6,708	156,195

Redemptions	(6,466)	(135,305)	(162)	(3,317)

Net increase (decrease)	(5,823)	(121,569)	6,546	152,878

Class Z shares

Subscriptions	313,100	6,841,328	697,655	14,609,408

Redemptions	(758,448)	(16,656,630)	(592,650)	(12,611,348)

Net increase (decrease)	(445,348)	(9,815,302)	105,005	1,998,060

Total net decrease	(2,771,648)	(56,758,309)	(3,206,904)	(64,598,440)

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$20.07		$20.16		$20.24		$16.50		$11.77

Income from investment operations:

Net investment loss	(0.16)		(0.15)		(0.15)		(0.16)		(0.20)

Net realized and unrealized gain	4.69		0.04		0.21		3.87		4.74

Total from investment operations	4.53		(0.11)		0.06		3.71		4.54

Less distributions to shareholders:

Net investment income	—		—		(0.14)		—		—

Total distributions to shareholders	—		—		(0.14)		—		—

Proceeds from regulatory settlements	—		0.02		—		0.03		0.19

Net asset value, end of period	$24.60		$20.07		$20.16		$20.24		$16.50

Total return	22.57%		(0.45	%)(a)	0.26%		22.67	%(b)	40.19	%(c)

Ratios to average net assets(d)

Total gross expenses	1.55%		1.50%		1.49%		1.67%		1.92%

Total net expenses(e)	1.50	%(f)	1.40	%(f)	1.49	%(f)	1.57%		1.91%

Net investment loss	(0.70%)		(0.70%)		(0.70%)		(0.89%)		(1.46%)

Supplemental data

Net assets, end of period (in thousands)	$342,423		$311,523		$364,366		$418,600		$325,790

Portfolio turnover	81%		88%		95%		111%		150%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.06		$17.27		$17.35		$14.25		$10.24

Income from investment operations:

Net investment loss	(0.27)		(0.27)		(0.26)		(0.26)		(0.26)

Net realized and unrealized gain	3.96		0.04		0.18		3.33		4.11

Total from investment operations	3.69		(0.23)		(0.08)		3.07		3.85

Proceeds from regulatory settlements	—		0.02		—		0.03		0.16

Net asset value, end of period	$20.75		$17.06		$17.27		$17.35		$14.25

Total return	21.63%		(1.22	%)(a)	(0.46%)		21.75	%(b)	39.16	%(c)

Ratios to average net assets(d)

Total gross expenses	2.30%		2.26%		2.25%		2.44%		2.64%

Total net expenses(e)	2.25	%(f)	2.17	%(f)	2.25	%(f)	2.34%		2.63%

Net investment loss	(1.43%)		(1.47%)		(1.47%)		(1.66%)		(2.21%)

Supplemental data

Net assets, end of period (in thousands)	$6,045		$7,858		$12,499		$19,558		$21,966

Portfolio turnover	81%		88%		95%		111%		150%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.06		$17.26		$17.37		$14.25		$10.25

Income from investment operations:

Net investment loss	(0.28)		(0.26)		(0.26)		(0.26)		(0.26)

Net realized and unrealized gain	3.96		0.04		0.17		3.35		4.10

Total from investment operations	3.68		(0.22)		(0.09)		3.09		3.84

Less distributions to shareholders:

Net investment income	—		—		(0.02)		—		—

Total distributions to shareholders	—		—		(0.02)		—		—

Proceeds from regulatory settlements	—		0.02		—		0.03		0.16

Net asset value, end of period	$20.74		$17.06		$17.26		$17.37		$14.25

Total return	21.57%		(1.16	%)(a)	(0.51%)		21.89	%(b)	39.02	%(c)

Ratios to average net assets(d)

Total gross expenses	2.30%		2.25%		2.25%		2.43%		2.70%

Total net expenses(e)	2.25	%(f)	2.15	%(f)	2.25	%(f)	2.33%		2.69%

Net investment loss	(1.45%)		(1.45%)		(1.45%)		(1.65%)		(2.24%)

Supplemental data

Net assets, end of period (in thousands)	$69,151		$64,360		$72,162		$80,128		$69,849

Portfolio turnover	81%		88%		95%		111%		150%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2013	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.30	$20.31		$20.37	$16.52		$15.56

Income from investment operations:

Net investment loss	(0.05)	(0.06)		(0.06)	(0.08)		(0.03)

Net realized and unrealized gain	4.75	0.03		0.22	3.90		0.99

Total from investment operations	4.70	(0.03)		0.16	3.82		0.96

Less distributions to shareholders:

Net investment income	—	—		(0.22)	—		—

Total distributions to shareholders	—	—		(0.22)	—		—

Proceeds from regulatory settlements	—	0.02		—	0.03		—

Net asset value, end of period	$25.00	$20.30		$20.31	$20.37		$16.52

Total return	23.15%	(0.05	%)(b)	0.77%	23.31	%(c)	6.17%

Ratios to average net assets(d)

Total gross expenses	1.04%	1.00%		1.09%	1.17%		1.07	%(e)

Total net expenses(f)	1.03%	0.97%		1.09%	1.12%		1.07	%(e)

Net investment loss	(0.23%)	(0.26%)		(0.28%)	(0.45%)		(0.76	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$14	$11		$11	$28,563		$23,827

Portfolio turnover	81%	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 9, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2013	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.18	$20.22		$20.29	$16.51		$15.56

Income from investment operations:

Net investment loss	(0.12)	(0.10)		(0.10)	(0.14)		(0.04)

Net realized and unrealized gain	4.71	0.04		0.20	3.89		0.99

Total from investment operations	4.59	(0.06)		0.10	3.75		0.95

Less distributions to shareholders:

Net investment income	—	—		(0.17)	—		—

Total distributions to shareholders	—	—		(0.17)	—		—

Proceeds from regulatory settlements	—	0.02		—	0.03		—

Net asset value, end of period	$24.77	$20.18		$20.22	$20.29		$16.51

Total return	22.75%	(0.20	%)(b)	0.48%	22.89	%(c)	6.10%

Ratios to average net assets(d)

Total gross expenses	1.34%	1.30%		1.29%	1.48%		1.38	%(e)

Total net expenses(f)	1.32%	1.16%		1.29%	1.42%		1.38	%(e)

Net investment loss	(0.52%)	(0.45%)		(0.50%)	(0.75%)		(1.07	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$167	$231		$432	$534		$289

Portfolio turnover	81%	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.65		$19.78		$19.88		$16.25		$11.62

Income from investment operations:

Net investment loss	(0.21)		(0.19)		(0.19)		(0.22)		(0.23)

Net realized and unrealized gain	4.58		0.04		0.19		3.82		4.68

Total from investment operations	4.37		(0.15)		—		3.60		4.45

Less distributions to shareholders:

Net investment income	—		—		(0.10)		—		—

Total distributions to shareholders	—		—		(0.10)		—		—

Proceeds from regulatory settlements	—		0.02		—		0.03		0.18

Net asset value, end of period	$24.02		$19.65		$19.78		$19.88		$16.25

Total return	22.24%		(0.66	%)(a)	(0.04%)		22.34	%(b)	39.85	%(c)

Ratios to average net assets(d)

Total gross expenses	1.80%		1.75%		1.74%		1.95%		2.17%

Total net expenses(e)	1.75	%(f)	1.65	%(f)	1.74	%(f)	1.90%		2.17%

Net investment loss	(0.94%)		(0.94%)		(0.95%)		(1.22%)		(1.70%)

Supplemental data

Net assets, end of period (in thousands)	$7,291		$8,124		$9,787		$9,158		$5,131

Portfolio turnover	81%		88%		95%		111%		150%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$20.20

Income from investment operations:

Net investment loss	(0.12)

Net realized and unrealized gain	5.04

Total from investment operations	4.92

Net asset value, end of period	$25.12

Total return	24.36%

Ratios to average net assets(b)

Total gross expenses	1.33	%(c)

Total net expenses(d)	1.29	%(c)(e)

Net investment loss	(0.53	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$17

Portfolio turnover	81%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2013	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.25	$20.27		$20.35	$16.52		$15.56

Income from investment operations:

Net investment loss	(0.04)	(0.05)		(0.05)	(0.42)		(0.02)

Net realized and unrealized gain	4.71	0.01		0.19	4.22		0.98

Total from investment operations	4.67	(0.04)		0.14	3.80		0.96

Less distributions to shareholders:

Net investment income	—	—		(0.22)	—		—

Total distributions to shareholders	—	—		(0.22)	—		—

Proceeds from regulatory settlements	—	0.02		—	0.03		—

Net asset value, end of period	$24.92	$20.25		$20.27	$20.35		$16.52

Total return	23.06%	(0.10	%)(b)	0.66%	23.18	%(c)	6.17%

Ratios to average net assets(d)

Total gross expenses	1.08%	1.06%		1.03%	1.28%		1.18	%(e)

Total net expenses(f)	1.06%	0.99%		1.03%	1.13%		1.18	%(e)

Net investment loss	(0.16%)	(0.23%)		(0.21%)	(2.23%)		(0.56	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$58	$165		$33	$25,932		$5

Portfolio turnover	81%	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$20.23		$20.26		$20.36		$19.28

Income from investment operations:

Net investment loss	(0.10)		(0.09)		(0.06)		(0.03)

Net realized and unrealized gain	4.72		0.04		0.18		1.11

Total from investment operations	4.62		(0.05)		0.12		1.08

Less distributions to shareholders:

Net investment income	—		—		(0.22)		—

Total distributions to shareholders	—		—		(0.22)		—

Proceeds from regulatory settlements	—		0.02		—		—

Net asset value, end of period	$24.85		$20.23		$20.26		$20.36

Total return	22.84%		(0.15	%)(b)	0.55%		5.60%

Ratios to average net assets(c)

Total gross expenses	1.30%		1.23%		1.14%		1.31	%(d)

Total net expenses(e)	1.24	%(f)	1.13	%(f)	1.14	%(f)	1.28	%(d)

Net investment loss	(0.42%)		(0.42%)		(0.30%)		(1.57	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$16,097		$22,115		$20,020		$3

Portfolio turnover	81%		88%		95%		111%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Seligman Global Technology Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

At a Joint Special Meeting of Shareholders held on February 27, 2013, shareholders of the Fund approved a proposal to change the Fund’s classification from a diversified fund to a non-diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are

24	Annual Report 2013

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2013

generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

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Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2013

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.855% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2013, other expenses paid to this company were $2,280.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

26	Annual Report 2013

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2013

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.27
Class C	0.26
Class K	0.05
Class R	0.26
Class R4	0.26	*
Class R5	0.05
Class Z	0.27

*	Annualized.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $223,479. The liability remaining at October 31, 2013 for non-recurring charges associated with the lease amounted to $111,943 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended

October 31, 2013, these minimum account balance fees reduced total expenses by $10,996.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $187,000 and $4,599,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $158,278 for Class A, $5,930 for Class B and $2,430 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

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Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2013

from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2013 through February 28, 2014	Prior to March 1, 2013
Class A	1.56%	1.38%
Class B	2.31	2.13
Class C	2.31	2.13
Class I	1.12	0.97
Class K	1.42	1.27
Class R	1.81	1.63
Class R4	1.31	1.13
Class R5	1.17	1.02
Class Z	1.31	1.13

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, recharacterization of distributions for investments, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,587,339
Accumulated net realized gain	(3,569,211)
Paid-in capital	(18,128)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended October 31, 2013 and 2012, there were no distributions.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$10,470,436
Unrealized appreciation	77,530,989

At October 31, 2013, the cost of investments for federal income tax purposes was $358,266,908 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$87,544,930
Unrealized depreciation	(10,013,941)
Net unrealized appreciation	$77,530,989

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	3,028,902

For the year ended October 31, 2013, $11,328,789 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2013, the Fund will elect to treat late year ordinary losses of $2,479,186 as arising on November 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $321,094,615 and $381,741,862, respectively, for the year ended October 31, 2013.

28	Annual Report 2013

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2013

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $549,229 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 10.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan (JPMorgan). The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market

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Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2013

prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2013

Columbia Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the periods ended on or prior to October 31, 2011, were audited by another independent public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 19, 2013

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Columbia Seligman Global Technology Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$10,993,958

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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Columbia Seligman Global Technology Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	33

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2013

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	35

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

36	Annual Report 2013

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Columbia Seligman Global Technology Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN220_10_C01_(12/13)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. In addition, two series merged away on March 15, 2013 and the fees incurred by those series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$182,400	$231,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$2,800	$5,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for a fund merger.

The fees for the fiscal year ended October 31, 2013 and October 31, 2012 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$900	$0

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$80,600	$62,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for fund mergers and the review of final tax returns. Fiscal years 2013 and 2012 also include Tax Fees for foreign tax filings.

The fees for the fiscal year ended October 31, 2013 and October 31, 2012 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$0	$121,500

In fiscal year 2012, these fees consist of fees billed for a subscription to a tax database and tax consulting services.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$294,400	$231,000

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control reviews. Fiscal year 2013 also includes fees billed for the preparation of tax returns and the review and provision of consent in connection with filing Form N-14 for fund mergers.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$378,700	$420,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date December 19, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date December 19, 2013